UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05635)

Exact name of registrant as specified in charter:	Putnam Diversified Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2022

Date of reporting period:	October 1, 2021 – March 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

# Putnam Diversified Income Trust

**Semiannual report**
**3 | 31 | 22**

**Income funds** invest in bonds and other securities with the goal of providing a steady stream of income over time.

**FUND SYMBOL**
**CLASS A**
**PDINX**

Putnam
Diversified Income
Trust

Semiannual report
3 | 31 | 22

Message from the Trustees

May 10, 2022

Dear Fellow Shareholder:

Financial markets have been bumpy in recent months. Investors are weighing the risks of higher inflation, interest-rate increases by the Federal Reserve, and the global impact of Russia’s attack on Ukraine. Regional surges in Covid-19 infections are also complicating global trade.

In times like these, it’s worth remembering the benefits of staying focused on your long-term financial goals. At Putnam, professional, active investors are working for you. They are monitoring risks while looking for strong potential investments for your fund. Learn more in the interview with your fund manager(s) in the following pages.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

Lipper peer group average is provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/22. See above and pages 9–10 for additional fund performance information. Index descriptions can be found on page 15.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Diversified Income Trust

Mike, what was the fund’s investment environment like during the six months ended March 31, 2022?

After posting relatively subdued returns during the first half of the reporting period, fixed income markets became volatile during the second half. Hawkish policy pivots from the U.S. Federal Reserve and the European Central Bank in the face of rapidly rising inflation, combined with Russia’s invasion of Ukraine, fueled a flight from risk.

Within this environment, credit spreads widened and interest rates rose. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] The yield on the benchmark 10-year U.S. Treasury rose from 1.52% on September 30, 2021, to 2.32% on March 31, 2022. In anticipation of Fed policy changes, short-term yields rose even more, causing the yield curve to flatten materially.

On March 16, the Fed approved a 0.25% interest-rate hike, its first increase since December 2018. Fed Chair Jerome Powell signaled an aggressive approach going forward,

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Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/22. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

indicating that additional interest-rate hikes could occur at each of the remaining six policy meetings in 2022.

Which holdings and strategies hampered the fund’s performance?

First off, I think it’s important to highlight that the fund continued to invest outside the constraints of traditional fixed income benchmarks, seeking what we view as the best investment opportunities based on risk rather than asset class. These risks include interest rate, credit, prepayment, and liquidity. Despite the fund’s negative return, this emphasis on diversification helped it outpace the broad investment-grade fixed income market, as measured by the Bloomberg U.S. Aggregate Bond Index, during the reporting period.

In terms of specific strategies, our interest-rate and yield curve strategy was the primary detractor this period. The portfolio was positioned to benefit if inflation declined and real interest rates rose. [Real interest rates adjust for the effects of inflation by subtracting the actual or expected rate of inflation from nominal interest rates.] Rising inflation hurt our strategy, but the portfolio benefited from an increase in real interest rates during the first quarter of calendar 2022. This benefit partially offset the negative outcome of our broader term structure strategy.

Strategies targeting prepayment risk also proved negative overall. Yield spreads on our agency interest-only [IO] and inverse IO collateralized mortgage obligations [CMOs]

4 Diversified Income Trust

widened during the fourth quarter of calendar 2021 due to broader market volatility. Our mortgage basis positioning helped offset some of this performance drag. Our mortgage basis strategy received a boost early in 2022, following the release of the minutes from the Fed’s December 2021 policy meeting. The minutes indicated the central bank might sell its holdings of government agency mortgage-backed securities [MBS] more rapidly than investors originally anticipated, which could cause MBS yields to rise more quickly. By way of explanation, our mortgage basis strategy seeks to capitalize on the difference between longer-term U.S. Treasury yields and the interest rates on 30-year home mortgages.

Elsewhere, our active currency strategy was a further detractor, primarily because our long exposure to the Japanese yen weakened significantly versus the U.S. dollar during March.

Holdings of emerging market [EM] debt also worked against performance. The turmoil resulting from Russia’s invasion of Ukraine hit EM bonds particularly hard in February. EM debt rebounded a bit in March but not enough to fully offset earlier weakness.

What about contributors?

Mortgage credit holdings added considerable value this period, led by an allocation to commercial mortgage-backed securities [CMBS]. Our investments consisted of cash bonds along with synthetic exposure via CMBX. [CMBX is a group of tradeable indexes that each reference a basket of 25 CMBS issued in a

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/22. Short-term investments, to-be-announced (TBA) commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Diversified Income Trust 5

particular year.] Despite broader market volatility, the continued reopening of the economy and the success of vaccines helped many types of property to recover, which, in turn, boosted our CMBS positions.

How did you use derivatives during the period?

We used credit default swaps to gain exposure to CMBS via CMBX, to gain exposure to specific sectors, gain liquid exposure to individual names, and also to hedge the fund’s credit and market risks. We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We also employed interest-rate swaps to gain exposure to rates in various countries. We utilized options to hedge the fund’s interest-rate risk, to isolate the prepayment risk associated with our holdings of CMOs, and to help manage overall downside risk. We used total return swaps as a hedging tool and to help manage the portfolio’s sector exposure, as well as its inflation risk. Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What are your current views on the major sectors in which the fund invests?

Overall, we have a cautiously optimistic outlook but recognize that geopolitical tensions and monetary policy decisions will likely continue to influence fixed income markets.

Looking first at high-yield corporate credit, our view is moderately constructive. We have a positive outlook for high-yield market fundamentals and the overall supply-and-demand backdrop. That said, we anticipate continued bouts of volatility given the conflict in Ukraine, the pace of Fed interest-rate hikes, and potentially negative effects on energy supplies from sanctions on Russia. Our view on security valuations is more neutral, given the relative tightness of yield spreads in the market as of March 31. Spreads widened during the period but remain tight by historical standards.

We believe the fundamental environment will continue to improve in the CMBS market as workers return to offices, consumer traffic

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Diversified Income Trust

increases at retailers, and hotels welcome back business and leisure travelers. Our emphasis on investment opportunities in the U.S. helps to minimize the impact of geopolitical risk on the fund’s portfolio, in our view. Moreover, with real assets serving as collateral, along with the potential for rent adjustments, CMBS have historically performed well during periods of rising inflation. Consistent with risk markets generally, CMBS spreads widened during the first quarter of calendar 2022. The increased liquidity premium enhanced the appeal of select market segments, in our view.

Within residential mortgage credit, we believe continued high demand and low inventory of available homes is likely to push prices even higher. Given that home prices have already risen substantially and mortgage rates have moved up, we are aware that affordability has become a constraint for many prospective buyers. Consequently, we think the pace of home price appreciation is likely to moderate during 2022. Wider spreads have created better value among mid-tier and lower-rated securities. As a result, we are finding attractive investment opportunities in that area of the market, as well as among higher-rated securities.

We believe the Fed’s shift toward tighter monetary policy may cause it to accelerate sales of MBS that it currently holds. A faster pace of MBS tapering may reduce home price inflation, helping to boost the Fed’s inflation-fighting mandate. Against this backdrop, we believe many prepayment-sensitive securities may offer attractive risk-adjusted returns from current price levels and may offer meaningful upside potential if mortgage prepayment speeds slow. We think the fund’s prepayment-related strategies provide an important source of diversification in the portfolio. In our view, prepayment strategies

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Diversified Income Trust 7

could benefit from an economic slowdown, a shift to supportive fiscal policies, or a sustained increase in mortgage rates.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund had minimal exposure to Russian securities at the end of the period. Holdings in Russian securities generally experienced sharp declines in value in late February and early March 2022. Additionally, they have been subject to liquidity and settlement constraints, as well as, in certain cases, U.S. and other governmental sanctions. We are closely monitoring governmental actions, including the issuance of sanctions, and related market developments.

8 Diversified Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class M, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 3/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (10/3/88)
Before sales charge	5.44%	2.56%	1.27%	–0.36%	–7.79%	–3.86%
After sales charge	5.31	2.14	0.44	–1.71	–11.48	–7.70
Class B (3/1/93)
Before CDSC	5.24	1.94	0.49	–1.12	–8.58	–4.27
After CDSC	5.24	1.94	0.15	–2.03	–13.03	–8.98
Class C (2/1/99)
Before CDSC	5.25	1.94	0.48	–1.12	–8.65	–4.31
After CDSC	5.25	1.94	0.48	–1.12	–9.54	–5.25
Class M (12/1/94)
Before sales charge	5.16	2.31	1.00	–0.62	–8.01	–3.89
After sales charge	5.05	1.97	0.33	–1.71	–11.00	–7.01
Class R (12/1/03)
Net asset value	5.17	2.32	1.01	–0.58	–8.09	–4.01
Class R6 (11/1/13)
Net asset value	5.65	2.89	1.58	–0.06	–7.54	–3.72
Class Y (7/1/96)
Net asset value	5.63	2.82	1.51	–0.10	–7.69	–3.80

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

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Comparative annualized index returns For periods ended 3/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
ICE BofA U.S. Treasury
Bill Index	—*	0.65%	1.14%	0.82%	0.00%	–0.02%
Lipper Alternative
Credit Focus Funds	5.01%	2.13	1.96	1.71	–2.69	–4.22
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Returns for periods of less than one year are not annualized.

Lipper peer group average is provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/22, there were 97, 96, 89, 82, 29, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/22

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	6		6	6	6		6	6	6
Income	$0.114		$0.091	$0.091	$0.108		$0.108	$0.126	$0.120
Capital gains	—		—	—	—		—	—	—
Total	$0.114		$0.091	$0.091	$0.108		$0.108	$0.126	$0.120
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
9/30/21	$6.41	$6.68	$6.33	$6.27	$6.25	$6.46	$6.31	$6.33	$6.34
3/31/22	6.05	6.30	5.97	5.91	5.90	6.10	5.95	5.97	5.98
	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value
Current dividend
rate[1]	3.77%	3.62%	3.22%	3.25%	3.66%	3.54%	3.63%	4.22%	4.01%
Current 30-day
SEC yield
(with expense
limitation)[2,3]	N/A	4.79	4.26	4.26	N/A	4.59	4.74	5.33	5.23
Current 30-day
SEC yield
(without expense
limitation)[3]	N/A	4.78	4.26	4.26	N/A	4.58	4.74	5.33	5.23

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Diversified Income Trust

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 9/30/21	0.97%	1.72%	1.72%	1.22%	1.22%	0.63%	0.72%
Annualized expense ratio for the
six-month period ended 3/31/22*	1.00%	1.75%	1.75%	1.25%	1.25%	0.65%	0.75%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes one time annualized proxy costs of 0.01%.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/21 to 3/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.89	$8.54	$8.54	$6.11	$6.11	$3.18	$3.67
Ending value (after expenses)	$961.40	$957.30	$956.90	$961.10	$959.90	$962.80	$962.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (182); and then dividing that result by the number of days in the year (365).

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/22, use the following calculation method. To find the value of your investment on 10/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.04	$8.80	$8.80	$6.29	$6.29	$3.28	$3.78
Ending value (after expenses)	$1,019.95	$1,016.21	$1,016.21	$1,018.70	$1,018.70	$1,021.69	$1,021.19

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (182); and then dividing that result by the number of days in the year (365).

12 Diversified Income Trust

Consider these risks before investing

Emerging market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise.

The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund’s concentration in an industry group comprising mortgage-backed securities may make the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the housing or real estate markets and the servicing of mortgage loans secured by real estate properties. The fund currently has significant investment exposure to commercial mortgage-backed securities. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. International investing involves currency, economic, and political risks. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. They are only available to individuals purchasing shares of the fund from Japanese distributors that have selling agreements with Putnam Retail Management.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit risk transfer (CRT) security is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering

14 Diversified Income Trust

different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury Bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Diversified Income Trust 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2022, Putnam employees had approximately $530,000,000 and the Trustees had approximately $77,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Diversified Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Diversified Income Trust 17

The fund’s portfolio 3/31/22 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (84.3%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (—%)
Government National Mortgage Association Pass-Through Certificates
6.50%, 11/20/38	$102,135	$114,085
5.00%, 3/20/50	30,004	31,824
3.50%, with due dates from 9/20/49 to 11/20/49	93,376	94,515
		240,424
U.S. Government Agency Mortgage Obligations (84.3%)
Uniform Mortgage-Backed Securities
5.50%, TBA, 4/1/52	12,000,000	12,704,395
5.00%, TBA, 4/1/52	5,000,000	5,256,669
4.50%, TBA, 5/1/52	15,000,000	15,499,223
4.50%, TBA, 4/1/52	15,000,000	15,560,160
4.00%, TBA, 5/1/52	304,000,000	309,106,409
4.00%, TBA, 4/1/52	283,000,000	288,814,914
3.50%, TBA, 5/1/52	74,000,000	73,855,471
3.50%, TBA, 4/1/52	393,000,000	393,706,182
3.00%, TBA, 6/1/52	35,000,000	34,090,819
3.00%, TBA, 5/1/52	93,000,000	90,776,723
3.00%, TBA, 4/1/52	205,000,000	200,563,677
2.00%, TBA, 4/1/52	152,000,000	141,077,371
		1,581,012,013
Total U.S. government and agency mortgage obligations (cost $1,603,751,494)		$1,581,252,437

U.S. TREASURY OBLIGATIONS (0.2%)*	Principal amount	Value
U.S. Treasury Notes 1.25%, 6/30/28 [i]	$3,936,000	$3,673,587
Total U.S. treasury obligations (cost $3,673,587)		$3,673,587

MORTGAGE-BACKED SECURITIES (44.5%)*	Principal amount	Value
Agency collateralized mortgage obligations (25.3%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3919, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.50%), 6.103%, 9/15/41	$5,933,116	$929,518
REMICs Ser. 4509, Class CI, IO, 6.00%, 9/15/45	11,455,660	2,479,360
REMICs IFB Ser. 4742, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.803%, 12/15/47	12,847,458	1,834,617
REMICs IFB Ser. 4731, Class QS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.803%, 11/15/47	10,081,443	1,553,834
REMICs IFB Ser. 5011, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 5.793%, 9/25/50	4,242,384	760,829
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.703%, 8/15/56	2,098,193	386,109
REMICs IFB Ser. 4678, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.703%, 4/15/47	7,847,804	1,353,673
REMICs IFB Ser. 4265, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.703%, 1/15/35	23,396,146	2,920,619
REMICs IFB Ser. 5004, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.643%, 8/25/50	4,427,809	737,142

18 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (44.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 5002, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.643%, 7/25/50	$38,000,865	$5,948,834
REMICs IFB Ser. 4945, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.593%, 1/25/50	2,786,704	377,715
REMICs IFB Ser. 4937, Class 4937, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.593%, 12/25/49	886,729	135,776
Strips IFB Ser. 326, Class S2, IO, ((-1 x 1 Month US LIBOR) + 5.95%), 5.553%, 3/15/44	4,832,758	700,578
Strips IFB Ser. 311, Class S1, IO, ((-1 x 1 Month US LIBOR) + 5.95%), 5.553%, 8/15/43	7,974,743	1,291,298
REMICs Ser. 5007, Class IC, IO, 5.00%, 8/25/50	4,358,624	821,338
REMICs Ser. 4077, Class IK, IO, 5.00%, 7/15/42	2,973,864	522,805
REMICs Ser. 5152, Class MI, IO, 4.50%, 10/25/51	51,257,575	10,164,177
REMICs Ser. 5134, Class ID, IO, 4.50%, 8/25/51	33,629,683	6,207,838
REMICs Ser. 5122, Class AI, IO, 4.50%, 7/25/51	36,968,024	7,293,791
REMICs Ser. 5049, Class AI, IO, 4.50%, 12/25/50	30,686,739	6,070,696
REMICs Ser. 5093, Class YI, IO, 4.50%, 12/25/50	25,963,043	4,732,666
REMICs Ser. 5115, Class IK, IO, 4.50%, 12/25/50	28,198,484	5,456,839
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	5,775,865	1,070,479
REMICs Ser. 4984, Class IL, IO, 4.50%, 6/25/50	2,854,775	555,777
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	3,021,487	537,547
REMICs Ser. 4000, Class PI, IO, 4.50%, 1/15/42	4,029,602	570,164
REMICs Ser. 4024, Class PI, IO, 4.50%, 12/15/41	4,399,346	449,199
REMICs Ser. 4635, Class PI, IO, 4.00%, 12/15/46	7,450,550	1,131,993
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	14,554,307	1,959,039
REMICs Ser. 4213, Class GI, IO, 4.00%, 11/15/41	4,012,508	179,242
REMICs Ser. 4020, Class IA, IO, 4.00%, 3/15/27	2,490,225	125,980
REMICs Ser. 5142, Class IC, IO, 3.50%, 9/25/51	50,646,416	7,700,737
REMICs Ser. 4484, Class TI, IO, 3.50%, 11/15/44	1,810,776	133,242
REMICs Ser. 4105, Class HI, IO, 3.50%, 7/15/41	2,342,990	165,676
REMICs Ser. 5051, Class BI, IO, 3.00%, 11/25/50	61,426,659	8,193,923
REMICs Ser. 4801, Class IG, IO, 3.00%, 6/15/48	4,937,748	635,015
REMICs Ser. 4165, Class TI, IO, 3.00%, 12/15/42	7,960,015	636,379
REMICs Ser. 4210, Class PI, IO, 3.00%, 12/15/41	1,685,990	25,046
Structured Pass-Through Certificates FRB Ser. 57, Class 1AX, IO, 0.394%, 7/25/43 W	6,184,544	85,347
Federal National Mortgage Association
Grantor Trust Ser. 98-T2, Class A4, IO, 6.50%, 10/25/36	7,075	492
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	9,299,753	1,758,990
REMICs Ser. 15-69, IO, 6.00%, 9/25/45	10,595,223	2,328,565
REMICs Ser. 15-58, Class KI, IO, 6.00%, 3/25/37	16,296,553	3,188,877
REMICs IFB Ser. 10-35, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.40%), 5.943%, 4/25/40	4,673,817	742,962
REMICs IFB Ser. 18-38, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.743%, 6/25/48	30,101,765	4,071,174
REMICs IFB Ser. 18-44, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.743%, 6/25/48	35,824,284	4,836,278
REMICs IFB Ser. 15-42, Class LS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.743%, 6/25/45	2,117,181	250,928

Diversified Income Trust 19

MORTGAGE-BACKED SECURITIES (44.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 13-18, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.693%, 10/25/41	$1,404,436	$44,473
REMICs IFB Ser. 19-5, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.643%, 3/25/49	1,771,558	265,455
REMICs IFB Ser. 16-96, Class ST, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.643%, 12/25/46	33,593,003	4,402,072
REMICs IFB Ser. 16-62, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.643%, 9/25/46	23,755,072	2,942,541
REMICs IFB Ser. 20-12, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.593%, 3/25/50	2,216,604	344,349
REMICs IFB Ser. 19-73, Class 73, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.593%, 12/25/49	1,067,946	161,456
REMICs IFB Ser. 19-57, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.593%, 10/25/49	2,662,086	375,432
REMICs IFB Ser. 19-43, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.593%, 8/25/49	1,249,002	146,107
REMICs IFB Ser. 19-47, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.593%, 8/25/49	14,453,736	2,098,943
REMICs IFB Ser. 19-34, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.593%, 7/25/49	16,762,134	2,367,927
REMICs IFB Ser. 19-38, Class 38, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.593%, 7/25/49	824,784	131,388
Interest Strip Ser. 399, Class 2, IO, 5.50%, 11/25/39	14,993	3,017
Interest Strip Ser. 374, Class 6, IO, 5.50%, 8/25/36	625,900	104,750
REMICs Ser. 16-3, Class MI, IO, 5.50%, 2/25/46	27,982,551	4,900,304
REMICs Ser. 15-30, IO, 5.50%, 5/25/45	1,207,392	215,821
REMICs IFB Ser. 11-101, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.90%), 5.443%, 10/25/41	9,088,058	1,180,889
Interest Strip Ser. 378, Class 19, IO, 5.00%, 6/25/35	714,299	114,144
REMICs Ser. 20-45, Class EI, IO, 5.00%, 7/25/50	23,644,280	4,283,516
REMICs Ser. 12-151, Class IN, IO, 5.00%, 1/25/43	7,224,865	1,294,551
REMICs Ser. 17-87, Class KI, IO, 5.00%, 6/25/41	529,255	92,598
Interest Strip Ser. 404, Class 2, IO, 4.50%, 5/25/40	44,369	7,600
REMICs Ser. 21-77, Class BI, IO, 4.50%, 11/25/51	51,345,011	8,917,638
REMICs Ser. 21-15, Class IJ, IO, 4.50%, 4/25/51	25,263,186	5,148,637
REMICs Ser. 20-76, Class BI, IO, 4.50%, 11/25/50	3,857,431	654,453
REMICs Ser. 18-58, Class AI, IO, 4.50%, 8/25/48	20,737,273	3,189,896
REMICs Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	3,507,079	685,285
REMICs Ser. 12-30, Class HI, IO, 4.50%, 12/25/40	913,526	16,717
Interest Strip Ser. 405, Class 2, IO, 4.00%, 10/25/40	48,887	7,582
REMICs Ser. 20-75, Class MI, IO, 4.00%, 11/25/50	5,889,805	1,044,262
REMICs Ser. 19-70, Class 70, IO, 4.00%, 12/25/49	8,324,985	981,100
REMICs Ser. 18-3, Class PI, IO, 4.00%, 2/25/48	5,763,376	902,292
REMICs Ser. 17-65, Class LI, IO, 4.00%, 8/25/47	2,483,391	337,791
REMICs Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	1,985,852	115,863
REMICs Ser. 15-83, IO, 4.00%, 10/25/43	822,598	106,316
REMICs Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	8,284,616	1,153,716
REMICs Ser. 13-115, Class CI, IO, 4.00%, 2/25/43	139,437	510
REMICs Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	3,056,110	352,964

20 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (44.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	$2,713,251	$290,860
REMICs Ser. 16-70, Class QI, IO, 3.50%, 10/25/46	8,610,132	1,173,475
REMICs Ser. 13-18, Class IN, IO, 3.50%, 3/25/43	8,845,266	1,287,149
REMICs Ser. 13-70, Class CI, IO, 3.50%, 1/25/43	1,916,131	169,281
REMICs Ser. 13-49, Class IP, IO, 3.50%, 12/25/42	5,778,472	380,766
REMICs Ser. 13-40, Class YI, IO, 3.50%, 6/25/42	4,345,575	303,526
REMICs Ser. 12-123, Class DI, IO, 3.50%, 5/25/41	9,254,345	767,481
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	16,428,044	1,965,418
REMICs Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	2,486,946	104,715
REMICs Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	5,183,191	162,794
REMICs Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	1,459,828	16,261
REMICs Ser. 21-43, Class IO, IO, 2.50%, 6/25/51	70,945,815	10,770,209
Grantor Trust Ser. 00-T6, IO, 0.717%, 11/25/40 W	2,661,640	26,616
REMICs FRB Ser. 01-50, Class B1, IO, 0.379%, 10/25/41 W	92,468	462
FRB Ser. 02-W8, Class 1, IO, 0.298%, 6/25/42 W	4,285,215	32,139
Government National Mortgage Association
IFB Ser. 13-9, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.75%), 6.301%, 1/20/43	17,441,707	2,868,948
IFB Ser. 20-61, Class SF, IO, ((-1 x 1 Month US LIBOR) + 6.44%), 5.991%, 7/20/43	18,779,093	2,823,994
IFB Ser. 21-98, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 5.851%, 6/20/51	4,520,204	636,354
IFB Ser. 21-77, Class SM, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 5.851%, 5/20/51	40,003,388	5,838,838
IFB Ser. 21-58, Class SH, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 5.851%, 4/20/51	65,087,817	8,178,200
IFB Ser. 21-42, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 5.851%, 3/20/51	41,234,338	4,864,960
IFB Ser. 21-57, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 5.851%, 3/20/51	68,128,891	10,230,520
IFB Ser. 18-105, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 5.801%, 8/20/48	18,216,583	2,199,866
IFB Ser. 18-91, Class SH, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 5.801%, 7/20/48	13,690,997	1,670,009
IFB Ser. 18-104, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.751%, 8/20/48	17,762,625	2,093,965
IFB Ser. 18-100, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.751%, 7/20/48	13,941,354	1,646,014
IFB Ser. 18-89, Class LS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.751%, 6/20/48	12,848,962	1,524,325
IFB Ser. 18-67, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.751%, 5/20/48	11,772,960	1,409,062
IFB Ser. 17-160, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.751%, 10/20/43	19,667,125	2,720,278
IFB Ser. 20-97, Class QS, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.701%, 7/20/50	2,972,760	500,317
IFB Ser. 18-139, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.701%, 10/20/48	1,765,062	198,332
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.701%, 9/20/43	3,603,102	516,397

Diversified Income Trust 21

MORTGAGE-BACKED SECURITIES (44.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 16-77, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.701%, 3/20/43	$835,802	$36,493
IFB Ser. 13-152, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.701%, 5/20/41	14,859,156	2,089,188
IFB Ser. 10-20, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.701%, 2/20/40	3,692,510	516,656
IFB Ser. 13-99, Class VS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.669%, 7/16/43	3,989,844	537,551
IFB Ser. 20-63, Class PS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.651%, 4/20/50	3,196,304	476,040
IFB Ser. 19-96, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.651%, 8/20/49	1,733,448	213,023
IFB Ser. 19-83, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.651%, 7/20/49	1,830,197	217,482
IFB Ser. 18-164, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.651%, 12/20/48	28,239,130	3,449,723
IFB Ser. 16-77, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.651%, 10/20/45	14,215,209	2,023,759
IFB Ser. 14-46, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.651%, 3/20/44	7,422,550	942,536
IFB Ser. 14-4, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.651%, 1/20/44	11,560,630	1,666,859
IFB Ser. 13-182, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.651%, 12/20/43	4,197,373	647,415
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.601%, 2/20/50	5,239,204	533,703
IFB Ser. 20-7, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.601%, 1/20/50	32,424,926	4,363,021
IFB Ser. 19-125, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.601%, 10/20/49	8,954,227	1,924,636
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.601%, 8/20/49	4,015,605	467,678
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.601%, 6/20/49	4,437,153	462,655
IFB Ser. 19-6, Class SM, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.601%, 1/20/49	17,088,470	1,810,692
Ser. 17-104, Class MI, IO, 5.50%, 7/16/47	10,184,469	2,360,665
Ser. 17-79, Class IB, IO, 5.50%, 5/20/47	3,665,908	788,056
Ser. 17-52, Class DI, IO, 5.50%, 4/20/47	4,484,282	906,904
IFB Ser. 14-119, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.60%), 5.151%, 8/20/44	10,210,806	1,235,023
Ser. 19-119, Class IN, IO, 5.00%, 9/20/49	20,654,168	3,300,409
Ser. 18-37, IO, 5.00%, 3/20/48	8,326,893	1,402,553
Ser. 17-179, Class WI, IO, 5.00%, 12/20/47	4,767,962	990,247
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	4,672,624	923,217
Ser. 16-126, Class PI, IO, 5.00%, 2/20/46	8,171,562	1,603,015
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	5,466,999	776,837
Ser. 15-167, Class MI, IO, 5.00%, 6/20/45	13,923,689	2,589,904
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	1,830,319	351,934
Ser. 14-132, IO, 5.00%, 9/20/44	5,726,322	983,049

22 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (44.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	$5,531,322	$823,096
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	2,166,475	439,361
Ser. 12-146, IO, 5.00%, 12/20/42	4,042,324	815,094
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	16,128,207	3,100,359
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	4,994,004	944,702
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	27,253,863	5,399,535
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	14,965,647	2,970,382
Ser. 17-26, Class MI, IO, 5.00%, 11/20/39	1,100,543	204,325
Ser. 15-105, Class LI, IO, 5.00%, 10/20/39	7,349,639	1,432,004
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	6,630,212	1,242,392
Ser. 20-61, IO, 4.50%, 5/20/50	73,089,205	13,352,542
Ser. 18-94, Class AI, IO, 4.50%, 7/20/48	1,887,338	290,439
Ser. 21-122, Class GI, IO, 4.50%, 11/20/47	38,784,601	5,695,530
Ser. 16-84, Class IB, IO, 4.50%, 11/16/45	1,776,516	338,018
Ser. 16-17, Class IA, IO, 4.50%, 3/20/45	9,037,797	1,588,529
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	5,961,956	994,803
Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	6,415,889	1,055,145
Ser. 13-183, Class JI, IO, 4.50%, 2/16/43	3,260,654	214,955
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	922,704	63,150
Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	14,655,100	2,657,846
Ser. 13-167, IO, 4.50%, 9/20/40	2,975,190	486,689
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	3,556,474	549,271
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	10,340,716	1,779,244
Ser. 10-20, Class BI, IO, 4.50%, 2/16/40	9,027,332	1,714,832
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	5,437,292	977,081
Ser. 14-71, Class PI, IO, 4.50%, 12/20/39	5,748,899	554,482
Ser. 16-138, Class DI, IO, 4.00%, 10/20/46	7,499,809	1,184,144
Ser. 15-89, Class IP, IO, 4.00%, 2/20/45	15,134,667	1,790,334
Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	8,781,825	1,025,717
Ser. 15-79, Class MI, IO, 4.00%, 5/20/44	2,625,816	212,718
Ser. 14-4, Class BI, IO, 4.00%, 1/20/44	6,628,477	1,156,601
Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	4,475,060	723,673
Ser. 14-163, Class PI, IO, 4.00%, 10/20/43	1,613,905	39,619
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	2,849,012	425,853
Ser. 13-27, Class IJ, IO, 4.00%, 2/20/43	3,391,718	556,072
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	1,521,637	182,376
Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	5,644,770	851,231
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	2,078,938	349,686
Ser. 12-8, Class PI, IO, 4.00%, 5/20/41	5,237,738	461,647
Ser. 21-8, Class VI, IO, 3.50%, 12/20/50	30,554,446	4,957,631
Ser. 19-110, Class PI, IO, 3.50%, 9/20/49	11,418,630	1,389,647
Ser. 18-21, Class AI, IO, 3.50%, 2/20/48	1,692,224	90,983
Ser. 17-139, Class IG, IO, 3.50%, 9/20/47	1,654,797	186,700
Ser. 16-79, IO, 3.50%, 6/20/46	4,083,628	473,456
Ser. 15-131, Class CI, IO, 3.50%, 9/20/45	4,265,383	540,735
Ser. 15-131, Class MI, IO, 3.50%, 9/20/45	6,704,126	892,486
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	7,924,353	768,348
Ser. 13-76, IO, 3.50%, 5/20/43	7,425,742	984,505

Diversified Income Trust 23

MORTGAGE-BACKED SECURITIES (44.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	$4,674,018	$535,639
Ser. 13-28, IO, 3.50%, 2/20/43	1,765,607	174,862
Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	3,930,431	420,517
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	4,226,480	461,447
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	1,792,469	206,761
Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	17,914,686	2,737,042
Ser. 12-128, Class IA, IO, 3.50%, 10/20/42	12,043,196	1,829,715
Ser. 12-92, Class AI, IO, 3.50%, 4/20/42	300,554	651
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	3,468,860	215,615
Ser. 13-37, Class LI, IO, 3.50%, 1/20/42	5,253,473	313,632
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	8,228,718	591,645
Ser. 15-17, Class LI, IO, 3.50%, 5/16/40	3,188,986	47,547
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	6,120,903	258,244
Ser. 15-134, Class LI, IO, 3.50%, 5/20/39	142,559	—
Ser. 12-48, Class AI, IO, 3.50%, 2/20/36	447,266	2,060
Ser. 21-59, Class IM, IO, 3.00%, 4/20/51	41,945,087	5,164,825
Ser. 21-55, Class PI, IO, 3.00%, 3/20/51	41,008,737	4,409,012
Ser. 21-30, Class KI, IO, 3.00%, 2/20/51	48,417,856	7,892,674
Ser. 20-175, Class NI, IO, 3.00%, 11/20/50	33,503,059	5,129,831
Ser. 20-176, Class BI, IO, 3.00%, 11/20/50	52,602,843	8,087,687
Ser. 16-H04, Class HI, IO, 2.381%, 7/20/65 W	45,246,361	1,714,837
Ser. 18-H05, Class BI, IO, 2.374%, 2/20/68 W	54,726,481	3,796,650
Ser. 18-H04, IO, 2.364%, 2/20/68 W	36,893,439	2,577,450
Ser. 17-H16, Class JI, IO, 2.331%, 8/20/67 W	32,039,043	2,192,672
Ser. 17-H08, Class NI, IO, 2.33%, 3/20/67 W	41,018,052	2,124,735
Ser. 17-H05, Class CI, IO, 2.315%, 2/20/67 W	4,467,082	271,250
Ser. 18-H05, Class AI, IO, 2.261%, 2/20/68 W	46,085,440	3,197,178
Ser. 17-H12, Class QI, IO, 2.251%, 5/20/67 W	33,276,116	1,664,138
Ser. 17-H06, Class BI, IO, 2.245%, 2/20/67 W	39,886,582	2,610,022
Ser. 17-H18, Class FI, IO, 2.225%, 9/20/67 W	33,324,730	2,572,253
Ser. 16-H16, Class EI, IO, 2.199%, 6/20/66 W	29,016,629	1,711,981
Ser. 17-H16, IO, 2.196%, 8/20/67	28,776,375	2,143,581
Ser. 17-H11, Class TI, IO, 2.193%, 4/20/67 W	22,632,015	1,731,349
Ser. 18-H01, Class XI, IO, 2.186%, 1/20/68 W	30,763,986	2,547,643
Ser. 18-H03, Class XI, IO, 2.135%, 2/20/68 W	73,219,720	4,678,740
Ser. 17-H20, Class HI, IO, 2.133%, 10/20/67 W	28,386,279	2,058,006
Ser. 16-H22, Class AI, IO, 2.13%, 10/20/66 W	31,223,102	1,593,971
Ser. 18-H02, Class EI, IO, 2.123%, 1/20/68 W	59,077,070	4,135,395
Ser. 17-H02, Class BI, IO, 2.11%, 1/20/67 W	18,474,208	993,062
Ser. 18-H01, IO, 2.108%, 12/20/67 W	20,396,565	1,381,418
Ser. 17-H03, Class EI, IO, 2.103%, 1/20/67 W	20,583,494	1,546,978
Ser. 17-H06, Class MI, IO, 2.098%, 2/20/67 W	31,780,098	1,806,603
Ser. 16-H23, Class NI, IO, 2.097%, 10/20/66 W	76,177,607	3,839,352
Ser. 18-H02, Class HI, IO, 2.087%, 1/20/68 W	48,590,716	3,401,350
Ser. 16-H24, Class JI, IO, 1.979%, 11/20/66 W	16,270,343	1,001,643
Ser. 16-H17, Class KI, IO, 1.887%, 7/20/66 W	18,586,186	1,028,048
Ser. 16-H27, Class EI, IO, 1.875%, 12/20/66 W	25,974,371	1,030,481
Ser. 15-H15, Class BI, IO, 1.872%, 6/20/65 W	52,862,416	3,029,017

24 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (44.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H12, Class AI, IO, 1.858%, 5/20/65 W	$61,312,687	$3,194,391
Ser. 15-H23, Class DI, IO, 1.851%, 9/20/65 W	27,975,991	1,700,940
Ser. 15-H18, Class BI, IO, 1.85%, 7/20/65 W	28,117,652	1,566,154
Ser. 17-H11, Class DI, IO, 1.846%, 5/20/67 W	21,931,204	1,346,713
Ser. 17-H09, IO, 1.835%, 4/20/67 W	33,039,333	1,457,596
Ser. 17-H10, Class MI, IO, 1.833%, 4/20/67 W	65,804,240	2,888,806
Ser. 15-H10, Class BI, IO, 1.814%, 4/20/65 W	26,111,019	1,506,606
Ser. 15-H15, Class AI, IO, 1.811%, 6/20/65 W	36,621,476	2,167,992
FRB Ser. 15-H08, Class CI, IO, 1.793%, 3/20/65 W	45,531,615	2,272,027
Ser. 15-H20, Class BI, IO, 1.781%, 8/20/65 W	35,388,839	1,680,970
Ser. 17-H06, Class DI, IO, 1.767%, 2/20/67 W	25,783,892	1,232,470
Ser. 15-H23, Class BI, IO, 1.751%, 9/20/65 W	53,631,274	2,568,938
Ser. 15-H24, Class AI, IO, 1.75%, 9/20/65 W	25,495,981	1,102,140
Ser. 15-H03, Class CI, IO, 1.71%, 1/20/65 W	53,145,910	2,572,262
Ser. 14-H25, Class BI, IO, 1.676%, 12/20/64 W	37,229,323	1,508,421
Ser. 16-H14, IO, 1.675%, 6/20/66 W	34,001,265	1,432,915
Ser. 16-H18, IO, 1.659%, 8/20/66 W	36,401,400	1,539,961
Ser. 16-H08, Class AI, IO, 1.596%, 8/20/65 W	34,474,366	1,285,894
Ser. 17-H03, Class HI, IO, 1.585%, 1/20/67 W	55,223,695	2,114,032
Ser. 15-H01, Class BI, IO, 1.561%, 1/20/65 W	27,350,544	1,100,066
Ser. 18-H15, Class EI, IO, 1.50%, 8/20/68 W	48,206,323	2,786,325
Ser. 14-H06, Class BI, IO, 1.452%, 2/20/64 W	31,323,446	846,015
Ser. 20-H12, Class IH, IO, 1.427%, 7/20/70 W	53,979,518	2,496,661
Ser. 16-H06, Class CI, IO, 1.406%, 2/20/66 W	31,196,996	783,294
Ser. 12-H29, Class AI, IO, 1.349%, 10/20/62 W	11,052,421	231,857
Ser. 12-H29, Class FI, IO, 1.349%, 10/20/62 W	11,052,421	218,573
		474,457,108
Commercial mortgage-backed securities (8.0%)
Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 05-1, Class B, 5.117%, 11/10/42 (In default) † W	5,406,396	2,973,518
FRB Ser. 05-1, Class C, 5.117%, 11/10/42 (In default) † W	8,629,000	873,668
Barclays Commercial Mortgage Trust 144A Ser. 19-C5, Class D, 2.50%, 11/15/52	282,000	219,637
BBCMS Mortgage Trust 144A Ser. 21-C10, Class E, 2.00%, 7/15/54	308,000	227,648
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45 W	178,419	8,921
Ser. 05-PWR7, Class B, 4.883%, 2/11/41 W	60,759	60,225
Ser. 05-PWR7, Class C, 4.883%, 2/11/41 W	4,945,000	5,783,687
Ser. 05-PWR7, Class D, 4.883%, 2/11/41 W	4,190,000	2,937,190
BWAY Mortgage Trust 144A FRB Ser. 22-26BW, Class F, 4.866%, 2/10/44 W	5,915,000	4,807,961
CD Commercial Mortgage Trust FRB Ser. 17-CD3, Class C, 4.555%, 2/10/50 W	205,000	193,999
CD Commercial Mortgage Trust 144A Ser. 17-CD3, Class D, 3.25%, 2/10/50	4,325,000	3,344,130
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E, 5.124%, 12/15/47 W	13,980,000	13,918,500

Diversified Income Trust 25

MORTGAGE-BACKED SECURITIES (44.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust
Ser. 12-LC4, Class B, 4.934%, 12/10/44 W	$261,904	$261,560
FRB Ser. 14-CR16, Class C, 4.911%, 4/10/47 W	147,000	145,411
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class E, 4.848%, 5/10/47 W	226,000	167,127
FRB Ser. 14-UBS3, Class D, 4.768%, 6/10/47 W	165,000	153,062
FRB Ser. 13-CR9, Class D, 4.278%, 7/10/45 W	192,000	148,312
Ser. 12-LC4, Class E, 4.25%, 12/10/44	10,009,000	2,246,020
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1, Class AJ, 5.429%, 2/15/41 W	10,781,406	5,311,999
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.761%, 4/15/50 W	272,000	214,615
GS Mortgage Securities Corp., II 144A FRB Ser. 13-GC10, Class D, 4.402%, 2/10/46 W	273,000	256,384
GS Mortgage Securities Trust Ser. 14-GC18, Class B, 4.885%, 1/10/47 W	401,000	373,210
GS Mortgage Securities Trust 144A
FRB Ser. 12-GCJ7, Class D, 5.561%, 5/10/45 W	225,000	209,250
FRB Ser. 14-GC24, Class D, 4.533%, 9/10/47 W	15,237,000	10,480,278
JPMBB Commercial Mortgage Securities Trust FRB Ser. 14-C22, Class C, 4.554%, 9/15/47 W	248,000	231,986
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.794%, 2/15/47 W	9,906,000	5,824,590
FRB Ser. 14-C18, Class E, 4.294%, 2/15/47 W	7,852,000	3,187,661
FRB Ser. 14-C25, Class D, 3.942%, 11/15/47 W	7,740,000	5,864,845
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	15,725,000	8,455,065
JPMDB Commercial Mortgage Securities Trust Ser. 17-C5, Class C, 4.512%, 3/15/50 W	254,000	228,485
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-LC11, Class D, 4.165%, 4/15/46 W	431,000	353,537
Ser. 13-LC11, Class B, 3.499%, 4/15/46	180,000	178,089
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	13,371,809	9,926,857
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X, IO, 5.704%, 12/15/49 W	60,277	1
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.352%, 8/15/46 W	650,000	45,705
FRB Ser. 15-C23, Class D, 4.144%, 7/15/50 W	4,095,000	3,811,803
FRB Ser. 13-C10, Class F, 4.075%, 7/15/46 W	254,000	56,045
Ser. 14-C17, Class E, 3.50%, 8/15/47	9,096,000	6,044,883
Ser. 14-C19, Class D, 3.25%, 12/15/47	3,310,000	3,014,589
Morgan Stanley Capital I Trust Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	1,336,155	1,263,206
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class E, 5.467%, 3/15/45 W	7,066,000	4,953,266
Multifamily Connecticut Avenue Securities Trust 144A
FRB Ser. 20-01, Class M10, 4.207%, 3/25/50	568,000	546,398
FRB Ser. 19-01, Class M10, 3.707%, 10/15/49	488,000	461,670
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	4,414,162	44

26 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (44.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 5.00%, 5/10/63 W	$6,847,000	$147,211
Ser. 13-C6, Class E, 3.50%, 4/10/46	7,734,000	6,453,783
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 13-LC12, Class D, 4.305%, 7/15/46 W	11,277,111	6,424,669
Ser. 14-LC16, Class D, 3.938%, 8/15/50	11,010,000	1,553,100
Ser. 16-C33, Class D, 3.123%, 3/15/59	295,000	256,828
Ser. 19-C53, Class D, 2.50%, 10/15/52	250,000	205,206
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	8,644,000	887,739
FRB Ser. 12-C9, Class E, 4.818%, 11/15/45 W	265,000	247,215
FRB Ser. 13-C15, Class D, 4.506%, 8/15/46 W	22,811,996	14,886,990
FRB Ser. 12-C10, Class D, 4.412%, 12/15/45 W	12,891,000	9,034,529
		149,862,307
Residential mortgage-backed securities (non-agency) (11.2%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR + 0.19%), 0.647%, 5/25/47	7,206,462	4,278,752
BCAP, LLC Trust 144A FRB Ser. 11-RR3, Class 3A6, 2.729%, 11/27/36 W	5,966,359	4,773,088
Bear Stearns Alt-A Trust
FRB Ser. 05-7, Class 21A1, 2.627%, 9/25/35 W	1,535,720	1,381,318
FRB Ser. 05-8, Class 21A1, 2.549%, 10/25/35 W	59,958	53,585
Bear Stearns Asset Backed Securities I Trust FRB Ser. 05-HE8, Class M3, (1 Month US LIBOR + 1.95%), 2.407%, 8/25/35	334,834	335,206
Bear Stearns Mortgage Funding Trust FRB Ser. 06-AR2, Class 2A1, (1 Month US LIBOR + 0.23%), 0.917%, 9/25/46	3,924,149	3,498,609
Bellemeade Re, Ltd. 144A FRB Ser. 17-1, Class B1, (1 Month US LIBOR + 4.75%), 5.207%, 10/25/27 (Bermuda)	2,376,000	2,401,987
Chevy Chase Funding, LLC Mortgage-Backed Certificates 144A FRB Ser. 06-4A, Class A2, (1 Month US LIBOR + 0.18%), 0.637%, 11/25/47	2,360,629	2,102,152
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AMC3, Class A2D, (1 Month US LIBOR + 0.35%), 0.807%, 3/25/37	7,595,111	6,984,992
FRB Ser. 07-AMC3, Class A2B, (1 Month US LIBOR + 0.18%), 0.637%, 3/25/37	1,048,111	954,955
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A3, 3.698%, 3/25/65 W	410,000	411,013
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A1, 2.206%, 6/25/46 W	2,273,556	2,445,210
FRB Ser. 05-38, Class A3, (1 Month US LIBOR + 0.70%), 1.157%, 9/25/35	564,391	511,096
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.66%), 1.107%, 11/20/35	11,672,592	11,256,771
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%), 1.101%, 8/25/46	2,529,089	2,450,587
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%), 1.081%, 6/25/46	289,662	267,857
FRB Ser. 05-65CB, Class 2A1, (1 Month US LIBOR + 0.43%), 0.882%, 12/25/35	376,258	275,441

Diversified Income Trust 27

MORTGAGE-BACKED SECURITIES (44.5%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 2A1, (1 Month US LIBOR + 0.38%), 0.837%, 8/25/46	$2,253,576	$1,964,479
FRB Ser. 06-OA10, Class 3A1, (1 Month US LIBOR + 0.38%), 0.837%, 8/25/46	4,094,739	3,916,593
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.38%), 0.837%, 8/25/46	8,541,111	7,614,499
Eagle Re, Ltd. 144A FRB Ser. 20-1, Class B1, (1 Month US LIBOR + 2.85%), 3.307%, 1/25/30	686,000	655,318
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B, (1 Month US LIBOR + 10.50%), 10.957%, 5/25/28	6,317,252	6,670,754
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B, (1 Month US LIBOR + 10.00%), 10.457%, 7/25/28	2,087,569	2,296,904
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B, (1 Month US LIBOR + 9.35%), 9.807%, 4/25/28	10,567,156	10,671,162
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B, (1 Month US LIBOR + 7.55%), 8.007%, 12/25/27	10,206,462	10,483,780
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class B1, (1 Month US LIBOR + 5.15%), 5.607%, 10/25/29	1,935,000	2,056,602
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3, (1 Month US LIBOR + 5.15%), 5.607%, 11/25/28	137,062	144,736
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class B1, (1 Month US LIBOR + 4.95%), 5.407%, 7/25/29	3,062,000	3,270,366
Structured Agency Credit Risk Debt FRN Ser. 14-DN1, Class M3, (1 Month US LIBOR + 4.50%), 4.957%, 2/25/24	248,641	253,754
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class B1, (1 Month US LIBOR + 4.45%), 4.907%, 3/25/30	1,590,000	1,655,063
Seasoned Credit Risk Transfer Trust Ser. 19-3, Class M, 4.75%, 10/25/58 W	1,710,000	1,677,394
Structured Agency Credit Risk Debt FRN Ser. 18-DNA1, Class B1, (1 Month US LIBOR + 3.15%), 3.607%, 7/25/30	137,000	132,645
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class B2, (1 Month US LIBOR + 12.25%), 12.707%, 2/25/49	570,000	633,419
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5, Class B2, (US 30 Day Average SOFR + 11.50%), 11.599%, 10/25/50	256,000	307,840
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2, (1 Month US LIBOR + 11.00%), 11.457%, 10/25/48	2,017,000	2,205,526
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B2, (1 Month US LIBOR + 10.75%), 11.207%, 1/25/49	2,342,000	2,514,248
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2, (1 Month US LIBOR + 10.50%), 10.957%, 3/25/49	2,996,000	3,167,049
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA4, Class B2, (1 Month US LIBOR + 10.00%), 10.457%, 8/25/50	448,000	539,560
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B2, (1 Month US LIBOR + 10.00%), 10.457%, 7/25/50	3,318,000	3,948,420
Structured Agency Credit Risk Debt FRN Ser. 20-DNA3, Class B2, (1 Month US LIBOR + 9.35%), 9.807%, 6/25/50	239,000	280,825
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class B2, (1 Month US LIBOR + 8.15%), 8.607%, 7/25/49	1,763,000	1,808,462

28 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (44.5%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B2, (1 Month US LIBOR + 7.75%), 8.207%, 9/25/48	$2,734,000	$2,788,959
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M, 4.75%, 8/25/58 W	5,008,000	4,816,840
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B1, (1 Month US LIBOR + 4.25%), 4.707%, 10/25/48	753,000	761,471
Seasoned Credit Risk Transfer Trust FRB Ser. 17-2, Class 2, 4.00%, 8/25/56 W	200,000	199,135
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2, Class M2, (1 Month US LIBOR + 3.10%), 3.557%, 3/25/50	575,606	577,790
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 3.107%, 1/25/49	162,425	162,837
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 2.907%, 3/25/49	94,644	94,644
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2, (1 Month US LIBOR + 2.30%), 2.757%, 10/25/48	31,900	31,823
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, (1 Month US LIBOR + 12.25%), 12.707%, 9/25/28	14,085,129	15,823,054
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, (1 Month US LIBOR + 11.75%), 12.207%, 10/25/28	7,695,786	8,656,837
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B, (1 Month US LIBOR + 11.75%), 12.207%, 8/25/28	5,413,604	5,935,935
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B, (1 Month US LIBOR + 10.75%), 11.207%, 1/25/29	444,051	477,490
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1B, (1 Month US LIBOR + 10.25%), 10.707%, 1/25/29	148,482	159,970
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1B, (1 Month US LIBOR + 9.25%), 9.707%, 4/25/29	416,378	436,212
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 6.157%, 4/25/28	532,412	569,508
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1, (1 Month US LIBOR + 5.50%), 5.957%, 9/25/29	660,000	707,186
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2, (1 Month US LIBOR + 5.30%), 5.757%, 10/25/28	124,411	129,260
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2, (1 Month US LIBOR + 5.00%), 5.457%, 7/25/25	870	872
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1, (1 Month US LIBOR + 4.85%), 5.307%, 10/25/29	393,000	411,182
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2B1, (1 Month US LIBOR + 4.50%), 4.957%, 12/25/30	1,804,900	1,850,321
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2B1, (1 Month US LIBOR + 4.45%), 4.907%, 5/25/30	1,200,000	1,225,458
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1, (1 Month US LIBOR + 4.45%), 4.907%, 2/25/30	3,018,000	3,131,175
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2, (1 Month US LIBOR + 4.30%), 4.757%, 2/25/25	52,064	52,896
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1B1, (1 Month US LIBOR + 4.25%), 4.707%, 1/25/31	425,000	425,828
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2B1, (1 Month US LIBOR + 4.10%), 4.557%, 3/25/31	1,624,000	1,625,861

Diversified Income Trust 29

MORTGAGE-BACKED SECURITIES (44.5%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1B1, (1 Month US LIBOR + 4.00%), 4.457%, 5/25/30	$1,626,000	$1,655,348
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (1 Month US LIBOR + 4.00%), 4.457%, 5/25/25	195,797	198,099
Connecticut Avenue Securities FRB Ser. 18-C06, Class 1B1, (1 Month US LIBOR + 3.75%), 4.207%, 3/25/31	313,000	308,920
Connecticut Avenue Securities FRB Ser. 18-C03, Class 1B1, (1 Month US LIBOR + 3.75%), 4.207%, 10/25/30	500,000	493,750
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1, (1 Month US LIBOR + 3.60%), 4.057%, 1/25/30	1,598,000	1,599,550
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1M2, (1 Month US LIBOR + 3.00%), 3.457%, 10/25/29	554,800	565,801
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2M2, (1 Month US LIBOR + 2.85%), 3.307%, 11/25/29	237,282	241,417
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2, (1 Month US LIBOR + 2.80%), 3.257%, 2/25/30	143,019	145,452
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2, (1 Month US LIBOR + 2.25%), 2.707%, 7/25/30	51,491	51,939
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2M2, (1 Month US LIBOR + 2.10%), 2.557%, 3/25/31	727,967	730,562
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class B1, (1 Month US LIBOR + 9.25%), 9.707%, 11/25/39	4,100,000	4,180,568
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1, Class 1B1, (1 Month US LIBOR + 6.75%), 7.207%, 2/25/40	1,645,000	1,652,620
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1B1, (1 Month US LIBOR + 5.75%), 6.207%, 7/25/29	4,084,000	4,467,736
Connecticut Avenue Securities Trust FRB Ser. 21-R01, Class 1B2, (US 30 Day Average SOFR + 6.00%), 6.099%, 10/25/41	185,000	166,500
Connecticut Avenue Securities Trust FRB Ser. 19-R04, Class 2B1, (1 Month US LIBOR + 5.25%), 5.707%, 6/25/39	617,000	626,255
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2B1, (US 30 Day Average SOFR + 4.50%), 4.599%, 1/25/42	1,471,000	1,388,256
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1B1, (1 Month US LIBOR + 4.10%), 4.557%, 9/25/31	314,000	316,703
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1, Class 1M2, (1 Month US LIBOR + 3.65%), 4.107%, 2/25/40	239,000	235,276
Connecticut Avenue Securities Trust FRB Ser. 20-R02, Class 2B1, (1 Month US LIBOR + 3.00%), 3.457%, 1/25/40	126,000	115,444
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M2, (US 30 Day Average SOFR + 3.00%), 3.099%, 1/25/42	3,600,000	3,492,000
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (1 Month US LIBOR + 2.45%), 2.907%, 7/25/31	142,675	143,076
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, (1 Month US LIBOR + 0.36%), 0.817%, 5/25/36	9,357,345	2,881,379
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (1 Month US LIBOR + 0.31%), 0.767%, 5/25/37	4,503,636	3,612,505
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A, (1 Month US LIBOR + 0.52%), 0.969%, 5/19/35	11,142,507	4,549,416
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO, (1 Month US LIBOR + 0.20%), 0.857%, 6/25/37	4,139,731	1,973,180

30 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (44.5%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-R4, Class 4B, (1 Month US LIBOR + 0.23%), 0.648%, 2/26/37	$150,633	$141,422
Oaktown Re III, Ltd. 144A
FRB Ser. 19-1A, Class B1B, (1 Month US LIBOR + 4.35%), 4.807%, 7/25/29 (Bermuda)	383,000	377,847
FRB Ser. 19-1A, Class B1A, (1 Month US LIBOR + 3.50%), 3.957%, 7/25/29 (Bermuda)	317,000	300,115
Radnor Re, Ltd. 144A FRB Ser. 20-2, Class B1, (1 Month US LIBOR + 7.60%), 8.057%, 10/25/30 (Bermuda)	168,000	170,529
Structured Asset Mortgage Investments II Trust FRB Ser. 06-AR7, Class A1A, (1 Month US LIBOR + 0.21%), 0.877%, 8/25/36	8,104,312	7,537,011
Towd Point Mortgage Trust 144A
Ser. 19-2, Class A2, 3.75%, 12/25/58 W	256,000	254,409
Ser. 18-5, Class M1, 3.25%, 7/25/58 W	240,000	231,197
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 2.943%, 9/25/35 W	117,123	114,010
FRB Ser. 05-AR13, Class A1C3, (1 Month US LIBOR + 0.98%), 1.437%, 10/25/45	114,931	113,616
		209,336,469
Total mortgage-backed securities (cost $964,174,759)		$833,655,884

CORPORATE BONDS AND NOTES (17.3%)*	Principal amount	Value
Basic materials (1.2%)
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	$30,000	$29,798
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29	1,200,000	1,259,064
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	75,000	72,829
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32	615,000	572,719
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	1,295,000	1,283,487
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	4,755,000	5,099,738
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27	87,000	88,096
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4.875%, 7/15/24	47,000	46,530
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds 4.625%, 8/1/30 (Indonesia)	825,000	843,563
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 4.375%, 8/1/28 (Indonesia)	825,000	828,820
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)	2,359,000	2,641,702
GCP Applied Technologies, Inc. 144A sr. unsec. notes 5.50%, 4/15/26	198,000	200,475
Herens Holdco SARL 144A company guaranty sr. notes 4.75%, 5/15/28 (Luxembourg)	1,100,000	986,403
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)	20,000	19,700

Diversified Income Trust 31

CORPORATE BONDS AND NOTES (17.3%)* cont.		Principal amount	Value
Basic materials cont.
Kleopatra Holdings 2 SCA company guaranty sr. unsec. notes Ser. REGS, 6.50%, 9/1/26 (Luxembourg)	EUR	1,290,000	$1,067,257
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29		$140,000	129,532
LSF11 A5 HoldCo, LLC 144A sr. unsec. notes 6.625%, 10/15/29		1,300,000	1,209,455
Mauser Packaging Solutions Holding Co. 144A sr. notes 8.50%, 4/15/24		30,000	30,525
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)		100,000	100,750
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)		265,000	255,725
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31		175,000	160,066
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30		65,000	63,106
Olympus Water US Holding Corp. 144A sr. notes 4.25%, 10/1/28		500,000	454,093
Olympus Water US Holding Corp. 144A sr. unsec. notes 6.25%, 10/1/29		2,035,000	1,800,975
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28		635,000	598,488
SCIL IV, LLC/SCIL USA Holdings, LLC 144A sr. notes 5.375%, 11/1/26		295,000	271,031
Sylvamo Corp. 144A company guaranty sr. unsec. notes 7.00%, 9/1/29		1,650,000	1,617,000
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)		1,450,000	1,337,959
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29		80,000	74,900
WR Grace Holdings, LLC 144A company guaranty sr. notes 5.625%, 10/1/24		82,000	83,082
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27		70,000	68,492
			23,295,360
Capital goods (0.6%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 1/30/31		50,000	45,358
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27		332,000	326,605
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27		65,000	65,163
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30		90,000	85,296
Boeing Co. (The) sr. unsec. bonds 5.93%, 5/1/60		720,000	831,302
Canpack SA/Canpack US, LLC 144A company guaranty sr. unsec. notes 3.875%, 11/15/29 (Poland)		710,000	621,250
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25		59,000	61,096
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26		138,000	155,725
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)		230,000	217,350
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)		284,000	261,280
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)		90,000	90,765
Granite US Holdings Corp. 144A company guaranty sr. unsec. notes 11.00%, 10/1/27		1,000,000	1,055,000

32 Diversified Income Trust

CORPORATE BONDS AND NOTES (17.3%)* cont.	Principal amount	Value
Capital goods cont.
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	$585,000	$558,675
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	465,000	428,562
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. unsec. notes 8.50%, 5/15/27	95,000	98,563
PM General Purchaser, LLC 144A sr. notes 9.50%, 10/1/28	982,000	964,942
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29	245,000	228,463
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	110,000	104,225
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	2,275,000	2,209,264
Stevens Holding Co., Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26	126,000	130,124
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	55,000	52,716
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6.375%, 6/15/26	68,000	68,614
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27	337,000	334,473
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29	1,405,000	1,316,865
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29	940,000	878,872
Vertiv Group Corp. 144A company guaranty sr. notes 4.125%, 11/15/28	267,000	243,668
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	182,000	172,005
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	100,000	106,214
		11,712,435
Communication services (1.8%)
Altice Financing SA 144A company guaranty sr. notes 5.00%, 1/15/28 (Luxembourg)	940,000	842,569
Altice France SA 144A company guaranty sr. notes 5.50%, 10/15/29 (France)	500,000	448,640
Altice France SA 144A company guaranty sr. notes 5.50%, 1/15/28 (France)	820,000	752,350
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32	1,420,000	1,298,875
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26	113,000	114,587
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	1,614,000	1,614,000
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30	680,000	652,963
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.50%, 8/15/30	45,000	42,223
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 5.00%, 2/1/28	157,000	155,352
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 4.25%, 2/1/31	363,000	329,423
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	1,363,000	1,290,911

Diversified Income Trust 33

CORPORATE BONDS AND NOTES (17.3%)* cont.		Principal amount	Value
Communication services cont.
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24		$590,000	$590,746
CSC Holdings, LLC 144A company guaranty sr. unsec. notes 5.375%, 2/1/28		2,315,000	2,246,847
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27		1,711,000	1,683,196
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26		1,300,000	1,291,550
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 7.375%, 7/1/28		1,290,000	1,222,275
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29		913,000	777,501
DISH DBS Corp. 144A company guaranty sr. notes 5.75%, 12/1/28		643,000	608,439
DISH DBS Corp. 144A company guaranty sr. notes 5.25%, 12/1/26		345,000	328,613
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36		3,845,000	3,704,196
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27		945,000	938,669
Frontier Communications Corp. 144A notes 6.75%, 5/1/29		1,325,000	1,272,000
IHS Holding, Ltd. company guaranty sr. unsec. notes Ser. REGS, 6.25%, 11/29/28 (Nigeria)		5,290,000	4,959,375
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 5.25%, 3/15/26		189,000	189,304
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.625%, 9/15/27		66,000	62,128
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28		344,000	315,794
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28		802,000	929,270
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26		600,000	677,286
Sprint Corp. company guaranty sr. unsec. sub. notes 7.875%, 9/15/23		347,000	368,688
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30		45,000	45,173
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27		105,000	105,614
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31		940,000	846,874
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27		22,000	22,589
T-Mobile USA, Inc. company guaranty sr. unsec. notes 2.625%, 2/15/29		675,000	616,093
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds 4.75%, 2/1/28		448,000	455,347
Virgin Media Finance PLC 144A sr. unsec. bonds 5.00%, 7/15/30 (United Kingdom)		1,275,000	1,204,231
Virgin Media Secured Finance PLC 144A company guaranty sr. bonds 5.00%, 4/15/27 (United Kingdom)	GBP	100,000	132,652
			33,136,343
Conglomerates (0.1%)
General Electric Co. jr. unsec. sub. FRN (BBA LIBOR USD 3 Month + 3.33%), 4.156%, perpetual maturity		$1,000,000	958,750
			958,750

34 Diversified Income Trust

CORPORATE BONDS AND NOTES (17.3%)* cont.	Principal amount	Value
Consumer cyclicals (3.4%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29	$775,000	$719,782
Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl 144A sr. notes 4.625%, 6/1/28 (Luxembourg)	400,000	377,960
Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl 144A sr. notes 4.625%, 6/1/28 (Luxembourg)	200,000	186,940
AMC Entertainment Holdings, Inc. 144A company guaranty notes 10.00% (12.00%), 6/15/26 ‡‡	1,250,000	1,122,681
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28	45,000	43,231
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29	655,000	610,788
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 2/15/32	70,000	65,068
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/15/29	145,000	135,032
Bath & Body Works, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity	49,000	49,901
Bath & Body Works, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity	1,225,000	1,321,469
Bath & Body Works, Inc. company guaranty sr. unsec. sub. bonds 6.875%, 11/1/35	1,390,000	1,431,700
Bath & Body Works, Inc. 144A company guaranty sr. unsec. notes 9.375%, 7/1/25	12,000	13,697
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30	695,000	729,750
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26	1,500,000	1,425,000
Block, Inc. 144A sr. unsec. bonds 3.50%, 6/1/31	870,000	796,050
Boyd Gaming Corp. company guaranty sr. unsec. notes 4.75%, 12/1/27	45,000	44,775
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A sr. unsec. notes 5.00%, 6/15/29 (Canada)	75,000	68,101
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29	1,330,000	1,243,550
Carnival Corp. 144A sr. unsec. notes 7.625%, 3/1/26	127,000	127,829
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/1/27	2,095,000	1,997,928
CDI Escrow Issuer, Inc. 144A sr. unsec. notes 5.75%, 4/1/30	371,000	374,710
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24	1,340,000	1,336,650
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25	355,000	371,419
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28	985,000	919,871
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. notes 5.125%, 8/15/27	60,000	59,351
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A company guaranty notes 5.375%, 8/15/26	115,000	44,563
Entercom Media Corp. 144A company guaranty notes 6.75%, 3/31/29	1,390,000	1,297,913
Entercom Media Corp. 144A company guaranty notes 6.50%, 5/1/27	1,499,000	1,406,452
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.271%, 1/9/27	1,034,000	1,019,793
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.00%, 11/13/30	2,260,000	2,128,242

Diversified Income Trust 35

CORPORATE BONDS AND NOTES (17.3%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28		$1,295,000	$1,324,138
Gap, Inc. (The) 144A company guaranty sr. unsec. bonds 3.875%, 10/1/31		1,300,000	1,132,430
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30		1,165,000	1,093,644
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29		235,000	220,313
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45		1,000,000	1,012,176
Gray Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 11/15/31		60,000	57,373
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24		70,000	71,050
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27		3,422,592	3,533,826
JELD-WEN, Inc. 144A company guaranty sr. sub. notes 6.25%, 5/15/25		26,000	26,683
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27		47,000	45,003
La Financiere Atalian SASU company guaranty sr. unsec. notes Ser. REGS, 4.00%, 5/15/24 (France)	EUR	1,400,000	1,407,550
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31		$675,000	618,138
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26		63,000	64,181
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27		50,000	53,251
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28		35,000	35,263
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30		450,000	404,437
Mattamy Group Corp. 144A sr. unsec. notes 5.25%, 12/15/27 (Canada)		125,000	123,386
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)		100,000	93,931
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29		2,395,000	2,304,517
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26		20,000	19,582
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28		995,000	949,001
McGraw-Hill Education, Inc. 144A sr. unsec. notes 8.00%, 8/1/29		1,000,000	945,100
NCL Corp., Ltd. 144A company guaranty sr. notes 5.875%, 2/15/27		255,000	251,175
NESCO Holdings II, Inc. 144A company guaranty notes 5.50%, 4/15/29		1,035,000	1,016,888
News Corp. 144A company guaranty sr. unsec. unsub. bonds 5.125%, 2/15/32		77,000	77,410
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29		1,050,000	992,250
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr. unsec. notes 5.00%, 2/1/25 (Luxembourg)		54,000	54,270
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 5.625%, 10/1/28		1,045,000	1,052,524
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 4.50%, 7/15/29		495,000	493,763
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27		790,000	722,764

36 Diversified Income Trust

CORPORATE BONDS AND NOTES (17.3%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28	$1,645,000	$1,609,789
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7.875%, 6/15/32	94,000	121,260
Raptor Acquisition Corp./Raptor Co-Issuer, LLC 144A sr. notes 4.875%, 11/1/26	20,000	19,210
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	2,362,000	2,618,596
Scientific Games International, Inc. 144A company guaranty sr. notes 5.00%, 10/15/25	1,095,000	1,122,375
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. notes 4.50%, 10/15/29	2,148,000	2,013,751
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub. bonds 4.375%, 2/1/32	450,000	398,518
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	87,000	84,608
Signal Parent, Inc. 144A sr. unsec. notes 6.125%, 4/1/29	1,345,000	1,096,148
Sinclair Television Group, Inc. 144A sr. bonds 4.125%, 12/1/30	705,000	628,628
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	1,240,000	1,128,400
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28	115,000	109,250
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes 7.00%, 7/1/25	95,000	99,156
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26	1,500,000	1,507,500
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	45,000	42,332
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	590,000	516,250
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	145,000	138,656
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	1,505,000	1,427,470
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	1,340,000	1,319,900
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	1,058,000	1,061,968
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	1,885,000	1,701,213
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28	1,330,000	1,260,295
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27	853,000	825,278
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29	2,019,000	1,900,384
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. notes 7.75%, 4/15/25	30,000	31,130
		64,448,278
Consumer staples (1.3%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)	65,000	58,632
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)	63,000	60,480
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.875%, 1/15/28 (Canada)	230,000	217,925
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	580,000	564,775

Diversified Income Trust 37

CORPORATE BONDS AND NOTES (17.3%)* cont.		Principal amount	Value
Consumer staples cont.
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/15/29		$3,715,000	$3,352,676
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes 8.50%, 7/15/25		750,000	697,560
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29		16,000	14,701
Fresh Market, Inc. (The) 144A company guaranty sr. notes 9.75%, 5/1/23		1,500,000	1,471,238
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/27		1,616,000	1,638,624
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25		50,000	52,000
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 4.75%, 6/1/27		54,000	54,810
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 5.00%, 7/15/35		1,241,000	1,322,944
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 3.00%, 6/1/26		800,000	788,672
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.875%, 5/15/28		695,000	695,000
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.125%, 1/31/30		505,000	469,650
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27		151,000	150,266
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31		345,000	308,580
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30		1,262,000	1,182,583
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28		840,000	813,751
Millennium Escrow Corp. 144A sr. notes 6.625%, 8/1/26		595,000	564,917
Netflix, Inc. sr. unsec. bonds Ser. REGS, 3.875%, 11/15/29	EUR	110,000	131,891
Netflix, Inc. sr. unsec. notes 5.875%, 2/15/25		$15,000	15,995
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28		80,000	83,900
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28		2,159,000	2,379,866
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29		50,000	54,125
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30		1,516,000	1,617,117
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25		55,000	56,773
Newell Brands, Inc. sr. unsec. unsub. notes 4.45%, 4/1/26		730,000	734,563
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25		378,000	390,456
United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 3.75%, 1/15/32		615,000	573,488
Univision Communications, Inc. 144A company guaranty sr. notes 9.50%, 5/1/25		515,000	540,750
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27		1,630,000	1,707,425
Univision Communications, Inc. 144A company guaranty sr. notes 4.50%, 5/1/29		465,000	442,627
Yum! Brands, Inc. sr. unsec. bonds 5.375%, 4/1/32		190,000	190,430
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31		50,000	45,592
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30		935,000	916,884
			24,361,666

38 Diversified Income Trust

CORPORATE BONDS AND NOTES (17.3%)* cont.	Principal amount	Value
Energy (4.4%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26	$780,000	$844,053
Antero Resources Corp. 144A company guaranty sr. unsec. notes 8.375%, 7/15/26	10,000	11,025
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	3,946,000	3,975,595
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	32,000	32,607
Callon Petroleum Co. company guaranty sr. unsec. notes 6.125%, 10/1/24	1,500,000	1,492,500
Callon Petroleum Co. 144A company guaranty notes 9.00%, 4/1/25	670,000	710,200
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	70,000	86,625
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	1,590,000	1,598,109
ChampionX Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	38,000	38,760
Cheniere Energy Partners LP company guaranty sr. unsec. notes 4.50%, 10/1/29	5,275,000	5,301,375
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 4.00%, 3/1/31	1,075,000	1,042,094
Cheniere Energy Partners LP 144A company guaranty sr. unsec. unsub. bonds 3.25%, 1/31/32	10,000	9,100
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 7.50%, 5/15/25	17,000	17,255
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	75,000	73,898
Continental Resources, Inc. company guaranty sr. unsec. bonds 4.90%, 6/1/44	917,000	904,391
Continental Resources, Inc. company guaranty sr. unsec. notes 4.375%, 1/15/28	1,476,000	1,496,369
Continental Resources, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 4/15/23	89,000	90,068
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	804,000	879,415
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 2.875%, 4/1/32	1,230,000	1,096,853
DCP Midstream Operating LP company guaranty sr. unsec. notes 5.625%, 7/15/27	50,000	52,125
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	41,000	48,073
Devon Energy Corp. sr. unsec. unsub. bonds 5.60%, 7/15/41	677,000	781,260
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	4,256,000	4,380,659
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	822,000	849,743
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. notes 6.625%, 7/15/25	52,000	53,950
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	1,818,000	1,854,360
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	145,000	149,689
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	86,000	85,944
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	345,000	325,542

Diversified Income Trust 39

CORPORATE BONDS AND NOTES (17.3%)* cont.	Principal amount	Value
Energy cont.
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	$112,000	$114,906
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	171,000	162,235
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25	1,500,000	1,459,688
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 9.00%, 2/1/25	922,000	960,263
Oasis Petroleum, Inc. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	35,000	35,875
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	2,191,000	2,432,010
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	7,928,000	9,312,902
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	1,510,000	1,851,152
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	830,000	981,943
PBF Holding Co., LLC/PBF Finance Corp. 144A company guaranty sr. notes 9.25%, 5/15/25	3,300,000	3,399,726
Pertamina Persero PT sr. unsec. unsub. bonds Ser. REGS, 6.00%, 5/3/42 (Indonesia)	2,580,000	2,864,577
Petrobras Global Finance BV company guaranty sr. unsec. unsub. bonds 5.50%, 6/10/51 (Brazil)	139,000	119,276
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	208,000	218,400
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.999%, 1/27/28 (Brazil)	139,000	145,950
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	5,674,000	5,744,925
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.299%, 1/27/25 (Brazil)	138,000	144,141
Petroleos del Peru SA sr. unsec. unsub. bonds Ser. REGS, 4.75%, 6/19/32 (Peru)	3,170,000	2,838,735
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 7.69%, 1/23/50 (Mexico)	2,490,000	2,175,638
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 5.95%, 1/28/31 (Mexico)	2,023,000	1,867,249
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)	2,696,000	2,561,200
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.50%, 3/13/27 (Mexico)	2,870,000	2,910,358
Petronas Capital, Ltd. company guaranty sr. unsec. unsub. bonds Ser. REGS, 2.48%, 1/28/32 (Malaysia)	1,980,000	1,839,055
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	133,000	135,660
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29 (Canada)	205,000	208,075
Rattler Midstream LP 144A company guaranty sr. unsec. notes 5.625%, 7/15/25	70,000	71,050
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	531,000	531,492
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	88,000	90,214
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	255,000	262,210
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	1,430,000	1,475,660

40 Diversified Income Trust

CORPORATE BONDS AND NOTES (17.3%)* cont.		Principal amount	Value
Energy cont.
SM Energy Co. 144A company guaranty notes 10.00%, 1/15/25		$25,000	$27,292
Southwestern Energy Co. company guaranty sr. unsec. bonds 4.75%, 2/1/32		1,683,000	1,680,896
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30		2,780,000	2,825,064
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29		2,680,000	2,713,500
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%, 8/1/25 (Cayman Islands)		424,350	423,289
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27		63,750	63,113
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. notes 6.875%, 4/1/26		43,000	43,387
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27		30,000	30,558
			83,003,301
Financials (2.1%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28		85,000	85,000
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. notes 4.25%, 10/15/27		25,000	24,047
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31		375,000	470,373
AmWINS Group, Inc. 144A sr. unsec. notes 4.875%, 6/30/29		30,000	28,801
Banca Monte dei Paschi di Siena SpA sr. unsec. unsub. notes Ser. EMTN, 2.625%, 4/28/25 (Italy)	EUR	1,350,000	1,402,830
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29		$80,000	84,160
Cobra AcquisitionCo, LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29		2,142,000	1,836,766
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. bonds 3.625%, 10/1/31		405,000	345,263
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. notes 3.375%, 10/1/28		415,000	367,794
Deutsche Bank AG jr. unsec. sub. FRN 6.00%, perpetual maturity (Germany)		3,000,000	2,925,000
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31		100,000	125,500
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24		886,000	882,677
Freedom Mortgage Corp. 144A sr. unsec. notes 6.625%, 1/15/27		465,000	431,158
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%, 12/1/24 (Canada)		400,000	397,000
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)		790,000	747,538
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26		480,000	489,600
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5.25%, 5/15/27		1,450,000	1,423,066
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29		980,000	899,150
Intesa Sanpaolo SpA 144A company guaranty jr. unsec. sub. FRB 7.70%, perpetual maturity (Italy)		1,370,000	1,431,650
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R		1,230,000	1,245,375
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R		670,000	675,474

Diversified Income Trust 41

CORPORATE BONDS AND NOTES (17.3%)* cont.		Principal amount	Value
Financials cont.
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R		$97,000	$95,424
Itau Unibanco Holding SA/Cayman Islands 144A unsec. sub. FRB 3.875%, 4/15/31 (Brazil)		7,050,000	6,679,875
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R		1,564,000	1,475,048
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R		20,000	19,925
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R		950,000	906,063
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.75%, 11/15/31		2,020,000	1,926,494
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28		788,000	757,504
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/15/30		420,000	388,500
OneMain Finance Corp. company guaranty sr. unsec. notes 8.875%, 6/1/25		40,000	42,142
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26		1,045,000	1,116,990
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29		993,000	964,769
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25		1,430,000	1,415,700
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26		1,350,000	1,262,250
Provident Funding Associates LP/PFG Finance Corp. 144A sr. unsec. notes 6.375%, 6/15/25		3,575,000	3,515,154
Service Properties Trust company guaranty sr. unsec. unsub. notes 7.50%, 9/15/25 R		35,000	36,717
Societe Generale SA 144A jr. unsec. sub. FRN 4.75%, perpetual maturity (France)		625,000	582,031
Stichting AK Rabobank Certificaten jr. unsec. sub. FRN 6.50%, perpetual maturity (Netherlands)	EUR	1,517,950	1,956,305
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%, 10/17/22 (Russia)		$200,000	20,000
			39,479,113
Health care (1.6%)
180 Medical, Inc. 144A company guaranty sr. unsec. notes 3.875%, 10/15/29		300,000	284,250
Bausch Health Cos., Inc. 144A company guaranty sr. notes 6.125%, 2/1/27		423,000	424,586
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 7.25%, 5/30/29		1,715,000	1,462,775
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.25%, 2/15/29		1,185,000	971,700
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 5.25%, 2/15/31		500,000	389,180
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/15/29		560,000	436,243
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28		740,000	708,550

42 Diversified Income Trust

CORPORATE BONDS AND NOTES (17.3%)* cont.		Principal amount	Value
Health care cont.
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30		$710,000	$652,114
Centene Corp. sr. unsec. notes 4.625%, 12/15/29		200,000	202,000
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31		675,000	635,344
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29		625,000	589,063
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26		45,000	46,864
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 6.00%, 1/15/29		135,000	136,688
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27		40,000	40,700
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28		1,350,000	1,224,511
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29		750,000	736,875
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.40%, 8/28/28		720,000	772,215
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc. 144A company guaranty sr. notes 6.125%, 4/1/29 (Luxembourg)		560,000	508,201
Global Medical Response, Inc. 144A sr. notes 6.50%, 10/1/25		745,000	739,413
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26		90,000	94,500
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30		45,000	43,473
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)		1,978,000	1,916,188
Laboratoire Eimer Selarl company guaranty sr. unsec. notes Ser. REGS, 5.00%, 2/1/29 (France)	EUR	1,405,000	1,445,297
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)		$2,850,000	2,693,250
Option Care Health, Inc. 144A company guaranty sr. unsec. notes 4.375%, 10/31/29		225,000	210,938
Organon Finance 1, LLC 144A sr. notes 4.125%, 4/30/28		1,315,000	1,252,807
Organon Finance 1, LLC 144A sr. unsec. notes 5.125%, 4/30/31		550,000	530,750
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29		695,000	663,725
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29		120,000	122,111
Service Corp. International sr. unsec. notes 3.375%, 8/15/30		585,000	527,015
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31		465,000	432,604
Tenet Healthcare Corp. company guaranty sr. notes 4.625%, 7/15/24		23,000	23,099
Tenet Healthcare Corp. 144A company guaranty notes 6.25%, 2/1/27		23,000	23,612
Tenet Healthcare Corp. 144A company guaranty sr. notes 5.125%, 11/1/27		2,760,000	2,772,985
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.875%, 1/1/26		1,271,000	1,282,122
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.25%, 6/1/29		1,120,000	1,073,801
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 7.125%, 1/31/25 (Israel)		795,000	836,292
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)		970,000	1,016,803

Diversified Income Trust 43

CORPORATE BONDS AND NOTES (17.3%)* cont.	Principal amount	Value
Health care cont.
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	$650,000	$666,250
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 5.125%, 5/9/29 (Israel)	1,115,000	1,071,760
		29,660,654
Technology (0.5%)
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	400,000	373,144
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	400,000	369,740
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	55,000	55,637
Condor Merger Sub., Inc. 144A sr. unsec. notes 7.375%, 2/15/30	1,245,000	1,194,254
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	958,000	878,966
Diebold Nixdorf, Inc. 144A company guaranty sr. notes 9.375%, 7/15/25	48,000	48,762
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	1,037,000	998,589
Microchip Technology, Inc. company guaranty sr. unsec. notes 4.25%, 9/1/25	100,000	101,194
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A company guaranty sr. notes 5.75%, 6/1/25	690,000	696,038
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	1,035,000	957,375
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	740,000	687,842
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	945,000	890,663
ZoomInfo Technologies, LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	1,250,000	1,142,531
		8,394,735
Transportation (0.1%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	1,390,000	1,384,787
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	105,000	105,788
Delta Air Lines, Inc./SkyMiles IP, Ltd. 144A company guaranty sr. notes 4.75%, 10/20/28	150,000	151,148
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	535,000	508,758
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	535,000	526,266
		2,676,747
Utilities and power (0.2%)
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	924,000	787,655
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	23,000	22,477
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	35,000	33,529
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	19,000	19,095
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	1,135,000	1,107,170
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	20,000	18,200
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	10,000	9,200
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	244,000	218,380
NRG Energy, Inc. company guaranty sr. unsec. notes 6.625%, 1/15/27	6,000	6,183
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	135,000	134,909

44 Diversified Income Trust

CORPORATE BONDS AND NOTES (17.3%)* cont.	Principal amount	Value
Utilities and power cont.
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	$80,000	$70,400
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	38,000	37,135
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	1,544,000	1,467,159
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	25,000	23,993
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	40,000	38,610
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.50%, 9/1/26	145,000	145,793
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	60,000	59,029
		4,198,917
Total corporate bonds and notes (cost $338,943,381)		$325,326,299

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (9.9%)*		Principal amount	Value
Angola (Republic of) sr. unsec. notes Ser. REGS, 8.25%, 5/9/28 (Angola)		$1,440,000	$1,466,986
Bahrain (Kingdom of) sr. unsec. notes Ser. REGS, 7.375%, 5/14/30 (Bahrain)		3,330,000	3,604,822
Bahrain (Kingdom of) 144A sr. unsec. notes 7.375%, 5/14/30 (Bahrain)		760,000	822,722
Brazil (Federal Republic of) sr. unsec. unsub. bonds 8.25%, 1/20/34 (Brazil)		2,280,000	2,811,514
Colombia (Republic of) sr. unsec. unsub. bonds 7.375%, 9/18/37 (Colombia)		990,000	1,111,275
Colombia (Republic of) sr. unsec. unsub. bonds 6.125%, 1/18/41 (Colombia)		1,400,000	1,358,182
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 5.00%, 6/1/27 (Argentina)		2,193,000	1,455,330
Costa Rica (Government of) sr. unsec. unsub. notes Ser. REGS, 6.125%, 2/19/31 (Costa Rica)		2,780,000	2,807,828
Cote d’Ivoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Cote d’Ivoire)		12,715,000	12,254,082
Cote d’Ivoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.75%, 12/31/32 (Cote d’Ivoire)		9,105,258	8,911,771
Cote d’Ivoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.25%, 3/22/30 (Cote d’Ivoire)	EUR	280,000	286,057
Cote d’Ivoire (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%, 3/3/28 (Cote d’Ivoire)		$3,000,000	3,060,000
Cote d’Ivoire (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%, 7/23/24 (Cote d’Ivoire)		4,251,000	4,213,804
Cote d’Ivoire (Republic of) 144A sr. unsec. unsub. bonds 5.25%, 3/22/30 (Cote d’Ivoire)	EUR	250,000	254,772
Development Bank of Mongolia, LLC unsec. notes Ser. REGS, 7.25%, 10/23/23 (Mongolia)		$4,010,000	4,040,075
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)		2,429,000	2,195,209
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.875%, 1/30/60 (Dominican Republic)		5,748,000	4,914,540

Diversified Income Trust 45

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (9.9%)* cont.	Principal amount	Value
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%, 4/20/27 (Dominican Republic)	$964,000	$1,065,220
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)	6,773,000	7,230,178
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.50%, 1/27/25 (Dominican Republic)	300,000	311,250
Dominican (Republic of) 144A sr. unsec. notes 4.50%, 1/30/30 (Dominican Republic)	230,000	211,027
Egypt (Arab Republic of) sr. unsec. bonds Ser. REGS, 7.30%, 9/30/33 (Egypt)	2,240,000	1,954,402
Egypt (Arab Republic of) sr. unsec. bonds Ser. REGS, 7.053%, 1/15/32 (Egypt)	2,790,000	2,458,660
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 7.60%, 3/1/29 (Egypt)	5,290,000	5,012,381
Gabon (Republic of) sr. unsec. notes Ser. REGS, 6.625%, 2/6/31 (Gabon)	2,410,000	2,271,490
Ghana (Republic of) sr. unsec. bonds Ser. REGS, 8.125%, 3/26/32 (Ghana)	1,820,000	1,294,475
Ghana (Republic of) sr. unsec. notes Ser. REGS, 7.625%, 5/16/29 (Ghana)	5,190,000	3,704,363
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.125%, 1/18/26 (Ghana)	9,230,000	7,776,275
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 7.75%, 4/7/29 (Ghana)	1,500,000	1,081,823
Indonesia (Republic of) sr. unsec. unsub. bonds 2.85%, 2/14/30 (Indonesia)	337,000	331,208
Indonesia (Republic of) sr. unsec. unsub. notes 3.85%, 10/15/30 (Indonesia)	550,000	579,563
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%, 1/15/24 (Indonesia)	370,000	391,273
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%, 1/8/26 (Indonesia)	6,965,000	7,400,242
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)	9,320,000	9,902,500
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%, 4/15/23 (Indonesia)	200,000	202,499
Jamaica (Government of) sr. unsec. unsub. bonds 8.00%, 3/15/39 (Jamaica)	2,714,000	3,528,227
Jamaica (Government of) sr. unsec. unsub. notes 6.75%, 4/28/28 (Jamaica)	400,000	440,000
Jordan (Kingdom of) sr. unsec. notes Ser. REGS, 5.85%, 7/7/30 (Jordan)	3,770,000	3,506,175
Kenya (Republic of) sr. unsec. bonds Ser. REGS, 8.00%, 5/22/32 (Kenya)	1,390,000	1,336,157
Kenya (Republic of) sr. unsec. notes Ser. REGS, 7.00%, 5/22/27 (Kenya)	2,305,000	2,216,355
Kenya (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 6/24/24 (Kenya)	290,000	290,725
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	1,637,000	1,779,370
Mongolia (Government of) sr. unsec. notes Ser. REGS, 5.125%, 4/7/26 (Mongolia)	3,120,000	3,069,291
Mongolia (Government of) sr. unsec. notes Ser. REGS, 4.45%, 7/7/31 (Mongolia)	4,060,000	3,649,877

46 Diversified Income Trust

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (9.9%)* cont.	Principal amount	Value
Morocco (Kingdom of) sr. unsec. bonds Ser. REGS, 3.00%, 12/15/32 (Morocco)	$9,100,000	$7,871,209
Nigeria (Republic of) sr. unsec. notes Ser. REGS, 8.747%, 1/21/31 (Nigeria)	2,620,000	2,642,846
Oman (Sultanate of) sr. unsec. notes Ser. REGS, 6.00%, 8/1/29 (Oman)	4,263,000	4,438,934
Pakistan (Islamic Republic of) sr. unsec. notes Ser. REGS, 7.375%, 4/8/31 (Pakistan)	2,710,000	1,995,183
Paraguay (Republic of) 144A sr. unsec. bonds 3.849%, 6/28/33 (Paraguay)	800,000	772,000
Philippines (Republic of) sr. unsec. unsub. notes 3.75%, 1/14/29 (Philippines)	2,790,000	2,897,265
Romania (Government of) sr. unsec. notes Ser. REGS, 3.00%, 2/14/31 (Romania)	1,550,000	1,429,023
Senegal (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.75%, 3/13/48 (Senegal)	5,749,000	4,936,954
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)	9,615,000	9,038,100
South Africa (Republic of) sr. unsec. unsub. notes 5.875%, 6/22/30 (South Africa)	2,420,000	2,532,530
Tunisia (Central Bank of) sr. unsec. unsub. notes Ser. REGS, 5.75%, 1/30/25 (Tunisia)	6,430,000	4,308,100
Turkey (Republic of) sr. unsec. unsub. notes 7.625%, 4/26/29 (Turkey)	2,350,000	2,290,780
Turkey (Republic of) sr. unsec. unsub. notes 6.35%, 8/10/24 (Turkey)	3,218,000	3,190,660
Ukraine (Government of) sr. unsec. notes Ser. REGS, 6.876%, 5/21/29 (Ukraine)	3,550,000	1,490,954
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)	3,915,000	3,563,433
United Mexican States sr. unsec. unsub. bonds 3.25%, 4/16/30 (Mexico)	708,000	681,500
Vietnam (Socialist Republic of) sr. unsec. notes Ser. REGS, 4.80%, 11/19/24 (Vietnam)	2,350,000	2,432,279
Total foreign government and agency bonds and notes (cost $196,247,900)		$185,075,725

CONVERTIBLE BONDS AND NOTES (6.2%)*		Principal amount	Value
Basic materials (0.1%)
Sika AG cv. sr. unsec. notes Ser. REGS, 0.15%, 6/5/25 (Switzerland)	CHF	640,000	$1,119,462
			1,119,462
Capital goods (0.1%)
John Bean Technologies Corp. 144A cv. sr. unsec. notes 0.25%, 5/15/26		$584,000	560,933
Middleby Corp. (The) cv. sr. unsec. notes 1.00%, 9/1/25		407,000	560,389
			1,121,322
Communication services (0.5%)
Cable One, Inc. cv. company guaranty sr. unsec. notes 1.125%, 3/15/28		1,405,000	1,256,070
Cellnex Telecom, SA cv. sr. unsec. unsub. notes 1.50%, 1/16/26 (Spain)	EUR	400,000	653,267
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26		$3,318,000	2,984,542
DISH Network Corp. cv. sr. unsec. notes zero %, 12/15/25		379,000	367,668

Diversified Income Trust 47

CONVERTIBLE BONDS AND NOTES (6.2%)* cont.		Principal amount	Value
Communication services cont.
Liberty Broadband Corp. 144A cv. sr. unsec. bonds 1.25%, 9/30/50		$692,000	$662,590
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23		380,000	535,610
Liberty Media Corp. cv. sr. unsec. unsub. bonds 0.50%, 12/1/50		845,000	1,199,055
Liberty Media Corp. 144A cv. sr. unsec. unsub. bonds 2.75%, 12/1/49		1,942,000	1,933,725
			9,592,527
Consumer cyclicals (1.1%)
adidas AG 144A cv. sr. unsec. notes 0.05%, 9/12/23 (Germany)	EUR	600,000	678,452
Alarm.com Holdings, Inc. cv. sr. unsec. notes zero %, 1/15/26		$519,000	438,555
Block, Inc. cv. sr. unsec. sub. notes 0.25%, 11/1/27		972,000	880,267
Block, Inc. cv. sr. unsec. sub. notes zero %, 5/1/26		754,000	696,957
Booking Holdings, Inc. cv. sr. unsec. notes 0.75%, 5/1/25		1,212,000	1,748,916
Burlington Stores, Inc. cv. sr. unsec. notes 2.25%, 4/15/25		784,000	895,230
DraftKings, Inc. cv. sr. unsec. unsub. notes zero %, 3/15/28		812,000	583,423
Expedia Group, Inc. cv. company guaranty sr. unsec. unsub. notes zero %, 2/15/26		1,258,000	1,530,105
Ford Motor Co. cv. sr. unsec. notes zero %, 3/15/26		2,184,000	2,581,488
Liberty Media Corp. cv. sr. unsec. notes 1.00%, 1/30/23		244,000	462,014
Liberty TripAdvisor Holdings, Inc. 144A cv. sr. unsec. bonds 0.50%, 6/30/51		951,000	779,453
Live Nation Entertainment, Inc. cv. sr. unsec. notes 2.50%, 3/15/23		548,000	966,891
National Vision Holdings, Inc. cv. sr. unsec. sub. notes 2.50%, 5/15/25		36,000	55,260
NCL Corp, Ltd. cv. company guaranty sr. unsec. notes 5.375%, 8/1/25		444,000	641,580
NCL Corp, Ltd. 144A cv. company guaranty sr. unsec. notes 2.50%, 2/15/27		848,000	809,416
Nexi SpA cv. sr. unsec. notes Ser. REGS, zero %, 2/24/28 (Italy)	EUR	600,000	542,538
Nexity SA cv. sr. unsec. notes 0.25%, 3/2/25 (Units) (France)	EUR	2,850	195,868
Royal Caribbean Cruises, Ltd. cv. sr. unsec. notes 2.875%, 11/15/23		$1,980,000	2,393,820
Shift4 Payments, Inc. cv. sr. unsec. sub. notes zero %, 12/15/25		1,182,000	1,237,554
Vail Resorts, Inc. cv. sr. unsec. sub. notes zero %, 1/1/26		1,599,000	1,548,611
Winnebago Industries, Inc. cv. sr. unsec. notes 1.50%, 4/1/25		583,000	635,762
			20,302,160
Consumer staples (0.6%)
Airbnb, Inc. cv. sr. unsec. sub. notes zero %, 3/15/26		1,658,000	1,602,776
Beauty Health Co. (The) 144A cv. sr. unsec. sub. notes 1.25%, 10/1/26		908,000	823,777
Cheesecake Factory, Inc. (The) cv. sr. unsec. sub. notes 0.375%, 6/15/26		557,000	498,515
Chegg, Inc. cv. sr. unsec. notes zero %, 9/1/26		1,439,000	1,175,663
Delivery Hero AG cv. sr. unsec. notes 1.50%, 1/15/28 (Germany)	EUR	800,000	607,714
Etsy, Inc. 144A cv. sr. unsec. notes 0.25%, 6/15/28		$1,501,000	1,333,639
Fiverr International, Ltd. cv. sr. unsec. notes zero %, 11/1/25 (Israel)		224,000	190,064
IAC Financeco 2, Inc. 144A cv. company guaranty sr. unsec. notes 0.875%, 6/15/26		181,000	252,314
Lyft, Inc. cv. sr. unsec. notes 1.50%, 5/15/25		684,000	847,134
Sea, Ltd. cv. sr. unsec. unsub. notes 0.25%, 9/15/26 (Singapore)		485,000	387,079
Shake Shack, Inc. cv. sr. unsec. notes zero %, 3/1/28		909,000	729,473
Uber Technologies, Inc. cv. sr. unsec. notes zero %, 12/15/25		863,000	772,385

48 Diversified Income Trust

CONVERTIBLE BONDS AND NOTES (6.2%)* cont.		Principal amount	Value
Consumer staples cont.
Upwork, Inc. 144A cv. sr. unsec. notes 0.25%, 8/15/26		$1,055,000	$861,408
Wayfair, Inc. cv. sr. unsec. notes 0.625%, 10/1/25		1,634,000	1,341,514
Zalando SE cv. sr. unsec. notes 0.05%, 8/6/25 (Germany)	EUR	500,000	509,948
Zillow Group, Inc. cv. sr. unsec. notes 2.75%, 5/15/25		$117,000	132,035
			12,065,438
Energy (0.4%)
BP Capital Markets PLC cv. company guaranty sr. unsec. unsub. notes 1.00%, 4/28/23 (United Kingdom)	GBP	300,000	407,005
Enphase Energy, Inc. cv. sr. unsec. sub. notes zero %, 3/1/28		$1,243,000	1,291,477
Pioneer Natural Resources Co. cv. sr. unsec. notes 0.25%, 5/15/25		1,374,000	3,262,564
SolarEdge Technologies, Inc. cv. sr. unsec. notes zero %, 9/15/25 (Israel)		724,000	985,726
Sunrun, Inc. cv. sr. unsec. notes zero %, 2/1/26		323,000	256,947
TOTAL SA cv. sr. unsec. unsub. notes 0.50%, 12/2/22 (France)		800,000	821,840
Transocean, Inc. cv. company guaranty sr. unsec. sub. notes 0.50%, 1/30/23		1,277,000	1,197,445
			8,223,004
Financials (0.1%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. notes 4.75%, 3/15/23 R		481,000	486,291
JPMorgan Chase Financial Co., LLC cv. company guaranty sr. unsec. notes 0.25%, 5/1/23		757,000	828,915
SoFi Technologies, Inc. 144A cv. sr. unsec. notes zero %, 10/15/26		997,304	804,725
Upstart Holdings, Inc. 144A cv. sr. unsec. unsub. notes 0.25%, 8/15/26		304,000	257,822
			2,377,753
Health care (0.8%)
Ascendis Pharma A/S 144A cv. sr. unsec. notes 2.25%, 4/1/28 (Denmark)		209,000	213,833
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes 1.25%, 5/15/27		966,000	967,241
DexCom, Inc. cv. sr. unsec. unsub. notes 0.25%, 11/15/25		1,418,000	1,619,179
Envista Holdings Corp. cv. sr. unsec. notes 2.375%, 6/1/25		150,000	355,425
Exact Sciences Corp. cv. sr. unsec. sub. notes 0.375%, 3/1/28		2,093,000	1,839,747
Guardant Health, Inc. cv. sr. unsec. sub. notes zero %, 11/15/27		1,313,000	1,053,157
Halozyme Therapeutics, Inc. cv. sr. unsec. notes 0.25%, 3/1/27		1,475,000	1,285,095
Illumina, Inc. cv. sr. unsec. notes zero %, 8/15/23		362,000	395,666
Insulet Corp. cv. sr. unsec. notes 0.375%, 9/1/26		691,000	915,921
Integra LifeSciences Holdings Corp. cv. sr. unsec. notes 0.50%, 8/15/25		253,000	265,448
Ironwood Pharmaceuticals, Inc. cv. sr. unsec. notes 1.50%, 6/15/26		369,000	434,867
Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub. notes 1.50%, 8/15/24 (Ireland)		1,641,000	1,673,820
NeoGenomics, Inc. cv. sr. unsec. notes 0.25%, 1/15/28		702,000	456,739
Neurocrine Biosciences, Inc. cv. sr. unsec. notes 2.25%, 5/15/24		185,000	242,350
Novocure, Ltd. cv. sr. unsec. notes zero %, 11/1/25 (Jersey)		265,000	240,488
Omnicell, Inc. cv. sr. unsec. notes 0.25%, 9/15/25		599,000	844,291
Pacira Pharmaceuticals, Inc. cv. sr. unsec. sub. notes 0.75%, 8/1/25		1,027,000	1,272,197
QIAGEN NV cv. sr. unsec. unsub. notes Ser. REGS, 1.00%, 11/13/24 (Netherlands)		400,000	470,622

Diversified Income Trust 49

CONVERTIBLE BONDS AND NOTES (6.2%)* cont.	Principal amount	Value
Health care cont.
Tandem Diabetes Care, Inc. 144A cv. sr. unsec. notes 1.50%, 5/1/25	$339,000	$421,716
Teladoc Health, Inc. cv. sr. unsec. sub. notes 1.25%, 6/1/27	984,000	830,005
		15,797,807
Technology (2.0%)
3D Systems Corp. 144A cv. sr. unsec. notes zero %, 11/15/26	388,000	325,532
Akamai Technologies, Inc. cv. sr. unsec. notes 0.375%, 9/1/27	1,674,000	1,924,263
Akamai Technologies, Inc. cv. sr. unsec. notes 0.125%, 5/1/25	787,000	1,034,118
Avalara, Inc. 144A cv. sr. unsec. notes 0.25%, 8/1/26	821,000	700,313
Bentley Systems, Inc. 144A cv. sr. unsec. sub. notes 0.375%, 7/1/27	1,386,000	1,203,048
Bill.com Holdings, Inc. 144A cv. sr. unsec. unsub. notes zero %, 4/1/27	1,204,000	1,148,316
Blackline, Inc. cv. sr. unsec. notes zero %, 3/15/26	498,000	420,810
Box, Inc. cv. sr. unsec. notes zero %, 1/15/26	659,000	831,658
Ceridian HCM Holding, Inc. cv. sr. unsec. notes 0.25%, 3/15/26	1,050,000	915,600
Cloudflare, Inc. 144A cv. sr. unsec. notes zero %, 8/15/26	488,000	485,560
Coupa Software, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	1,627,000	1,365,053
CyberArk Software, Ltd. cv. sr. unsec. notes zero %, 11/15/24 (Israel)	1,004,000	1,244,358
Datadog, Inc. cv. sr. unsec. notes 0.125%, 6/15/25	190,000	336,300
DigitalOcean Holdings, Inc. 144A cv. sr. unsec. notes zero %, 12/1/26	710,000	563,030
DocuSign, Inc. cv. sr. unsec. notes zero %, 1/15/24	273,000	255,255
Envestnet, Inc. 144A cv. company guaranty sr. unsec. notes 0.75%, 8/15/25	692,000	672,105
Everbridge, Inc. cv. sr. unsec. notes zero %, 3/15/26	528,000	448,140
Five9, Inc. cv. sr. unsec. notes 0.50%, 6/1/25	593,000	642,516
Guidewire Software, Inc. cv. sr. unsec. sub. notes 1.25%, 3/15/25	742,000	775,984
HubSpot, Inc. cv. sr. unsec. notes 0.375%, 6/1/25	139,000	247,907
Impinj, Inc. 144A cv. sr. unsec. notes 1.125%, 5/15/27	397,000	372,436
Lumentum Holdings, Inc. cv. sr. unsec. notes 0.50%, 12/15/26	1,245,000	1,442,805
MicroStrategy, Inc. cv. sr. unsec. notes zero %, 2/15/27	463,000	330,757
MongoDB, Inc. cv. sr. unsec. notes 0.25%, 1/15/26	179,000	387,625
Okta, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	2,079,000	2,027,025
ON Semiconductor Corp. 144A cv. sr. unsec. notes zero %, 5/1/27	842,000	1,139,226
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.375%, 6/1/25	1,081,000	2,276,586
Pegasystems, Inc. 144A cv. sr. unsec. notes 0.75%, 3/1/25	519,000	487,601
Perficient, Inc. 144A cv. sr. unsec. notes 0.125%, 11/15/26	456,000	407,436
Rapid7, Inc. cv. sr. unsec. notes 0.25%, 3/15/27	588,000	731,178
RingCentral, Inc. cv. sr. unsec. notes zero %, 3/1/25	1,363,000	1,185,129
Shopify, Inc. cv. sr. unsec. notes 0.125%, 11/1/25 (Canada)	395,000	373,078
Silicon Laboratories, Inc. cv. sr. unsec. notes 0.625%, 6/15/25	514,000	705,774
Snap, Inc. 144A cv. sr. unsec. notes zero %, 5/1/27	1,205,000	1,026,660
Splunk, Inc. cv. sr. unsec. notes 1.125%, 6/15/27	2,180,000	2,081,900
Spotify USA, Inc. cv. company guaranty sr. unsec. notes zero %, 3/15/26	1,182,000	1,007,219
Twitter, Inc. cv. sr. unsec. sub. notes zero %, 3/15/26	1,938,000	1,626,952
Unity Software, Inc. 144A cv. sr. unsec. notes zero %, 11/15/26	918,000	753,220
Viavi Solutions, Inc. cv. sr. unsec. unsub. notes 1.00%, 3/1/24	310,000	402,031
Wix.com, Ltd. cv. sr. unsec. sub. notes zero %, 8/15/25 (Israel)	439,000	381,052
Wolfspeed, Inc. 144A cv. sr. unsec. unsub. notes 0.25%, 2/15/28	625,000	708,204

50 Diversified Income Trust

CONVERTIBLE BONDS AND NOTES (6.2%)* cont.		Principal amount	Value
Technology cont.
Yandex NV cv. sr. unsec. notes 0.75%, 3/3/25 (Russia)		$200,000	$84,000
Zendesk, Inc. cv. sr. unsec. notes 0.625%, 6/15/25		1,038,000	1,308,400
Ziff Davis, Inc. 144A cv. sr. unsec. notes 1.75%, 11/1/26		660,000	744,151
Zscaler, Inc. cv. sr. unsec. notes 0.125%, 7/1/25		197,000	335,196
			37,865,507
Transportation (0.3%)
American Airlines Group, Inc. cv. company guaranty notes 6.50%, 7/1/25		640,000	875,520
Deutsche Post AG cv. sr. unsec. notes 0.05%, 6/30/25 (Germany)	EUR	400,000	479,847
International Consolidated Airlines Group SA cv. sr. unsec. unsub. notes Ser. REGS, 1.125%, 5/18/28 (Spain)	EUR	600,000	572,411
Jet2 PLC cv. company guaranty sr. unsec. unsub. notes Ser. REGS, 1.625%, 6/10/26 (United Kingdom)	GBP	400,000	507,680
JetBlue Airways Corp. 144A cv. sr. unsec. notes 0.50%, 4/1/26		$978,000	909,969
Southwest Airlines Co. cv. sr. unsec. notes 1.25%, 5/1/25		1,367,000	1,855,019
			5,200,446
Utilities and power (0.2%)
Iberdrola International BV cv. company guaranty sr. unsec. unsub. notes zero %, 11/11/22 (Spain)	EUR	300,000	403,650
NextEra Energy Partners LP 144A company guaranty cv. sr. unsec. notes zero %, 11/15/25		$1,403,000	1,587,302
NRG Energy, Inc. cv. company guaranty sr. unsec. bonds 2.75%, 6/1/48		1,082,000	1,185,859
			3,176,811
Total convertible bonds and notes (cost $118,137,738)			$116,842,237

PURCHASED SWAP OPTIONS OUTSTANDING (3.7%)*
Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike		Notional/ contract amount	Value
Bank of America N.A.
0.485/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.485		$306,920,900	$171,876
Goldman Sachs International
2.988/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		44,570,700	4,271,210
(2.988)/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		44,570,700	2,077,886
JPMorgan Chase Bank N.A.
2.795/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		35,772,300	3,053,524
2.7575/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		35,772,300	2,986,987
(2.7575)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		35,772,300	1,796,127
(2.795)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		35,772,300	1,756,420
Morgan Stanley & Co. International PLC
3.00/3 month USD-LIBOR-BBA/Feb-73	Feb-48/3.00		44,214,400	8,849,070
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		44,214,400	8,586,879
2.75/3 month USD-LIBOR-BBA/May-73	May-48/2.75		44,214,400	7,653,955
(1.613)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		58,978,200	5,050,303
2.75/3 month USD-LIBOR-BBA/Dec-71	Dec-46/2.75		10,000,000	1,632,300
1.613/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		58,978,200	1,427,862
NatWest Markets PLC
(0.52)/Sterling Overnight Index Average/Sep-23 (United Kingdom)	Sep-22/0.52	GBP	420,542,200	9,026,956

Diversified Income Trust 51

PURCHASED SWAP OPTIONS OUTSTANDING (3.7%)* cont.
Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike		Notional/ contract amount	Value
UBS AG
(0.153)/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	83,593,200	$5,775,987
(0.925)/6 month EUR-EURIBOR-Reuters/Mar-57	Mar-27/0.925	EUR	15,489,900	2,650,036
0.925/6 month EUR-EURIBOR-Reuters/Mar-57	Mar-27/0.925	EUR	15,489,900	2,641,983
0.153/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	83,593,200	674,142
Total purchased swap options outstanding (cost $46,326,102)				$70,083,503

PURCHASED OPTIONS OUTSTANDING (—%)* Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed Securities 30 yr 3.50% TBA commitments (Call)	Apr-22/$102.47	$300,539,070	$300,000,000	$300
Total purchased options outstanding (cost $—)				$300

SENIOR LOANS (1.7%)*c	Principal amount	Value
Basic materials (0.1%)
Klockner-Pentaplast of America, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.554%, 2/4/26	$361,350	$328,153
PQ Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 3.25%, 6/9/28	19,850	19,568
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.006%, 10/1/25	66,312	65,234
TAMKO Building Products, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.522%, 5/3/26	1,431,671	1,399,458
		1,812,413
Capital goods (0.1%)
Adient US, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.707%, 4/1/28	69,475	68,259
American Axle and Manufacturing, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.25%), 3.00%, 4/6/24	20,819	20,663
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.705%, 4/3/24	93,967	92,519
Filtration Group Corp. bank term loan FRN (1 Month US LIBOR + 3.50%), 4.00%, 10/19/28	124,375	122,820
GFL Environmental, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.00%), 3.50%, 5/31/25	1,174,774	1,168,899
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.006%, 3/28/25	139,855	136,609
TK Elevator US Newco, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 7/31/27	39,481	39,061
		1,648,830
Communication services (0.1%)
Asurion, LLC bank term loan FRN Ser. B9, (BBA LIBOR USD 3 Month + 3.25%), 3.707%, 7/31/27	357,293	349,589
DIRECTV Financing, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.00%), 5.75%, 7/22/27	859,500	857,601
		1,207,190

52 Diversified Income Trust

SENIOR LOANS (1.7%)*c cont.	Principal amount	Value
Consumer cyclicals (0.4%)
AppleCaramel Buyer, LLC bank term loan FRN (CME TERM SOFR 3 Month PLUS CSA + 0.00%), 4.25%, 10/19/27	$79,000	$77,979
Cengage Learning, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.75%), 5.75%, 6/29/26	1,238,775	1,227,168
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.799%, 8/21/26	586,995	576,429
Constellation Merger Sub, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 3.756%, 9/18/24	1,475,545	1,397,164
Cornerstone Building Brands, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 4/12/28	89,100	86,055
CPG International, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.25%, 5/5/24	54,158	53,644
Diamond Sports Group, LLC bank term loan FRN (CME TERM SOFR 3 Month PLUS CSA + 3.25%), 3.79%, 8/24/26	73,129	24,727
Fertitta Entertainment, LLC/NV bank term loan FRN Ser. B, (CME TERM SOFR 3 Month PLUS CSA + 4.00%), 4.50%, 1/12/29	1,385,035	1,376,379
Garda World Security Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.25%), 4.71%, 10/30/26	65,271	64,409
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 5/1/26	62,412	61,983
iHeartCommunications, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.457%, 5/1/26	35,484	35,222
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 8.00%), 9.00%, 2/28/26	1,360,000	1,020,000
Scientific Games International, Inc. bank term loan FRN Ser. B5, (BBA LIBOR USD 3 Month + 2.75%), 3.207%, 8/14/24	87,494	87,111
Terrier Media Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 3.957%, 12/17/26	1,497,495	1,472,921
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 5.00%, 7/24/24	79,210	78,352
		7,639,543
Consumer staples (0.1%)
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 5.25%, 6/21/24	1,630,526	1,552,848
IRB Holding Corp. bank term loan FRN (CME TERM SOFR 3 Month PLUS CSA + 3.00%), 3.75%, 12/15/27	493,751	490,457
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 3.75%, 2/5/25	77,576	76,897
		2,120,202
Energy (0.1%)
CQP Holdco LP bank term loan FRN (BBA LIBOR USD 3 Month + 3.75%), 4.756%, 6/4/28	1,096,712	1,090,034
Southwestern Energy Co. bank term loan FRN Ser. B, (CME TERM SOFR 3 Month PLUS CSA + 2.50%), 3.301%, 6/8/27	608,476	606,953
		1,696,987
Financials (—%)
HUB International, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 4/25/25	718,555	713,331
		713,331

Diversified Income Trust 53

SENIOR LOANS (1.7%)*c cont.	Principal amount	Value
Health care (0.5%)
Elanco Animal Health, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 1.75%), 1.981%, 2/4/27	$1,048,422	$1,030,400
Enterprise Merger Sub, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.75%), 4.207%, 10/10/25	2,821,278	1,866,756
Global Medical Response, Inc. bank term loan FRN (1 Month US LIBOR + 4.25%), 5.25%, 10/2/25	2,131,147	2,113,160
Jazz Financing Lux SARL bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 5/31/28	120,093	119,538
One Call Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 5.50%), 6.25%, 4/22/27	1,588,001	1,468,900
Ortho-Clinical Diagnostics, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.00%), 3.278%, 6/30/25	86,660	86,253
Quorum Health Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 7.75%), 8.748%, 4/29/25	1,966,548	1,730,561
		8,415,568
Technology (0.2%)
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 7/30/27	1,295,275	1,283,475
Greeneden US Holdings II, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.545%, 12/1/27	1,158,300	1,155,404
Polaris Newco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/3/28	999,975	991,725
Rocket Software, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 4.75%, 11/28/25	699,713	689,217
		4,119,821
Transportation (0.1%)
American Airlines, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.50%, 4/20/28	650,000	657,514
United Airlines, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 4/21/28	1,336,501	1,318,684
		1,976,198
Total senior loans (cost $32,575,824)		$31,350,083

ASSET-BACKED SECURITIES (0.4%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$8,357,000	$8,336,108
Mello Warehouse Securitization Trust 144A FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%), 1.257%, 11/25/53	50,000	50,000
Total asset-backed securities (cost $8,406,930)		$8,386,108

WARRANTS (—%)*	Expiration date	Strike price	Warrants	Value
Guaranteed Rate, Inc. † F	3/1/23	$0.01	353	$18
Total warrants (cost $18)				$18

SHORT-TERM INVESTMENTS (26.6%)*	Principal amount	Value
Boston Scientific Corp. commercial paper 0.750%, 4/14/22	$4,000,000	$3,998,936
Crown Castle International Corp. commercial paper 1.080%, 4/5/22	5,000,000	4,999,504

54 Diversified Income Trust

SHORT-TERM INVESTMENTS (26.6%)* cont.		Principal amount/ shares	Value
Energy Transfer LP commercial paper 0.800%, 4/1/22		$15,600,000	$15,599,695
Evergy Kansas Central, Inc. commercial paper 0.520%, 4/1/22		5,500,000	5,499,919
Evergy Missouri West, Inc. commercial paper 0.600%, 4/7/22		5,000,000	4,999,446
FMC Corp. commercial paper 0.750%, 4/1/22		7,800,000	7,799,821
Fortune Brands Home & Security, Inc. commercial paper 1.151%, 5/2/22		5,000,000	4,997,000
Fortune Brands Home & Security, Inc. commercial paper 1.000%, 4/12/22		5,000,000	4,999,040
General Motors Financial Co., Inc. commercial paper 0.680%, 4/1/22		15,600,000	15,599,713
National Grid PLC commercial paper 0.720%, 4/4/22		6,500,000	6,499,604
Plains Midstream Canada ULC commercial paper 0.850%, 4/7/22		5,000,000	4,999,494
Putnam Short Term Investment Fund Class P 0.39% L	Shares	203,087,146	203,087,146
Romulus Funding Corp. asset-backed commercial paper 0.550%, 4/1/22		$7,800,000	7,799,835
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.25% P	Shares	16,277,000	16,277,000
U.S. Treasury Bills 0.418%, 6/16/22 §		$5,000,000	4,995,619
U.S. Treasury Bills 0.398%, 6/9/22 ∆ § Φ		33,700,000	33,675,778
U.S. Treasury Bills 0.383%, 6/2/22 ∆ § Φ		25,500,000	25,485,661
U.S. Treasury Bills 0.325%, 5/26/22 ∆ § Φ		6,900,000	6,896,969
U.S. Treasury Bills 0.279%, 5/3/22 ∆ § Φ		5,900,000	5,899,305
U.S. Treasury Bills 0.182%, 4/26/22 # ∆		20,700,000	20,698,113
U.S. Treasury Bills 0.053%, 4/7/22 ∆ §		19,700,000	19,699,524
U.S. Treasury Cash Management Bills 0.414%, 6/14/22 # ∆ § Φ		34,300,000	34,271,798
U.S. Treasury Cash Management Bills 0.360%, 6/7/22 # ∆ § Φ		35,400,000	35,376,183
WEC Energy Group, Inc. commercial paper 1.001%, 4/13/22		5,000,000	4,998,795
Total short-term investments (cost $499,146,807)			$499,153,898

TOTAL INVESTMENTS
Total investments (cost $3,811,384,540)	$3,654,800,079

Key to holding’s currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD /$	United States Dollar

Key to holding’s abbreviations
bp	Basis Points
DAC	Designated Activity Company
EMTN	Euro Medium Term Notes

Diversified Income Trust 55

FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
LIBOR	London Interbank Offered Rate
OJSC	Open Joint Stock Company
OTC	Over-the-counter
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2021 through March 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $1,875,427,634.
†	This security is non-income-producing.
††	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $10,440,296 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $139,567,227 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $13,199,825 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $14,754,418 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

56 Diversified Income Trust

R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $1,480,034,996 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 3/31/22 (aggregate face value $362,291,901) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Buy	4/20/22	$542,916	$519,438	$23,478
	British Pound	Sell	6/15/22	62,906	64,747	1,841
	Canadian Dollar	Buy	4/20/22	3,156,080	3,101,554	54,526
	Japanese Yen	Sell	5/18/22	5,016	5,310	294
	New Zealand Dollar	Buy	4/20/22	41,435	41,595	(160)
	Norwegian Krone	Buy	6/15/22	73,603	74,281	(678)
Barclays Bank PLC
	British Pound	Sell	6/15/22	1,480,184	1,493,908	13,724
	Canadian Dollar	Sell	4/20/22	1,276,221	1,258,453	(17,768)
	Euro	Buy	6/15/22	190,123	187,975	2,148
	Norwegian Krone	Buy	6/15/22	9,809	9,625	184
	Swiss Franc	Buy	6/15/22	924,352	929,616	(5,264)
Citibank, N.A.
	Chilean Peso	Buy	4/20/22	231,190	217,501	13,689
	Euro	Buy	6/15/22	4,071,347	4,090,665	(19,318)
	Swedish Krona	Sell	6/15/22	3,473	3,363	(110)
Goldman Sachs International
	Brazilian Real	Buy	4/4/22	386,867	328,324	58,543
	Brazilian Real	Sell	4/4/22	386,868	367,676	(19,192)
	Brazilian Real	Buy	7/5/22	252,279	242,339	9,940
	Canadian Dollar	Buy	4/20/22	643,709	630,696	13,013
	Euro	Sell	6/15/22	2,014,930	2,020,775	5,845
	New Zealand Dollar	Buy	4/20/22	697,334	666,530	30,804
	Norwegian Krone	Sell	6/15/22	1,608,397	1,590,375	(18,022)
	Polish Zloty	Buy	6/15/22	1,657,808	1,613,905	43,903
	Swiss Franc	Buy	6/15/22	23,945,024	24,071,581	(126,557)
HSBC Bank USA, National Association
	Australian Dollar	Buy	4/20/22	258,285	247,358	10,927
	Euro	Sell	6/15/22	944,072	947,575	3,503

Diversified Income Trust 57

FORWARD CURRENCY CONTRACTS at 3/31/22 (aggregate face value $362,291,901) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/20/22	$3,727,745	$3,570,038	$157,707
	British Pound	Buy	6/15/22	44,520	44,500	20
	Canadian Dollar	Sell	4/20/22	335,132	332,398	(2,734)
	Euro	Sell	6/15/22	5,183,358	5,155,183	(28,175)
	Norwegian Krone	Buy	6/15/22	44,300	44,103	197
	Swedish Krona	Buy	6/15/22	138,219	140,084	(1,865)
	Swiss Franc	Sell	6/15/22	779,556	783,732	4,176
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	4/20/22	1,105,365	1,063,583	41,782
	British Pound	Buy	6/15/22	1,717,493	1,713,756	3,737
	Canadian Dollar	Buy	4/20/22	222,595	213,164	9,431
	Euro	Buy	6/15/22	2,922,287	2,895,575	26,712
	New Zealand Dollar	Sell	4/20/22	21,154,702	20,813,778	(340,924)
	Norwegian Krone	Sell	6/15/22	1,609,873	1,589,073	(20,800)
	Swedish Krona	Sell	6/15/22	1,867,143	1,778,588	(88,555)
NatWest Markets PLC
	British Pound	Buy	6/15/22	1,261,131	1,271,429	(10,298)
	Euro	Sell	6/15/22	19,412,437	19,480,817	68,380
	Swedish Krona	Buy	6/15/22	35,735	35,694	41
	Swiss Franc	Buy	6/15/22	18,452	18,243	209
State Street Bank and Trust Co.
	Australian Dollar	Sell	4/20/22	21,523,490	20,627,198	(896,292)
	British Pound	Sell	6/15/22	20,888,330	21,283,120	394,790
	Canadian Dollar	Sell	4/20/22	31,000,433	30,416,611	(583,822)
	Euro	Sell	6/15/22	21,411,506	21,367,672	(43,834)
	Japanese Yen	Sell	5/18/22	21,523,609	21,567,731	44,122
	Mexican Peso	Buy	4/20/22	647,088	637,663	9,425
	New Zealand Dollar	Buy	4/20/22	5,594,538	5,504,017	90,521
	Norwegian Krone	Sell	6/15/22	3,498,876	3,466,300	(32,576)
	Swedish Krona	Sell	6/15/22	10,353,026	10,017,624	(335,402)
	Swiss Franc	Buy	6/15/22	22,520,614	22,309,054	211,560
Toronto-Dominion Bank
	Japanese Yen	Buy	5/18/22	23,936,379	25,197,672	(1,261,293)
	Norwegian Krone	Sell	6/15/22	3,503,440	3,464,709	(38,731)
	Swedish Krona	Sell	6/15/22	6,117,228	5,926,337	(190,891)
UBS AG
	Australian Dollar	Sell	4/20/22	31,585	30,802	(783)
	British Pound	Buy	6/15/22	57,521	57,592	(71)
	Canadian Dollar	Sell	4/20/22	52,309	51,462	(847)
	Czech Koruna	Buy	6/15/22	641,310	604,751	36,559
	Euro	Buy	6/15/22	160,285	159,209	1,076
	Japanese Yen	Buy	5/18/22	53,034,968	56,507,287	(3,472,319)
	New Zealand Dollar	Sell	4/20/22	805,426	806,936	1,510

58 Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 3/31/22 (aggregate face value $362,291,901) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
UBS AG cont.
	Norwegian Krone	Buy	6/15/22	$1,927,865	$1,900,339	$27,526
	Swedish Krona	Buy	6/15/22	2,977,071	2,816,926	160,145
	Swiss Franc	Sell	6/15/22	1,904,604	1,901,986	(2,618)
Unrealized appreciation						1,575,988
Unrealized (depreciation)						(7,559,899)
Total						$(5,983,911)
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 3/31/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 2 yr (Short)	10,402	$2,204,411,354	$2,204,411,354	Jun-22	$27,525,627
U.S. Treasury Note Ultra 10 yr (Short)	172	23,300,625	23,300,625	Jun-22	855,581
Unrealized appreciation					28,381,208
Unrealized (depreciation)					—
Total					$28,381,208

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/22 (premiums $95,698,706) (Unaudited)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike		Notional/contract amount	Value
Bank of America N.A.
0.985/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.985		$306,920,900	$5,911,297
Citibank, N.A.
2.395/3 month USD-LIBOR-BBA/Nov-33	Nov-23/2.395		16,867,200	724,784
(1.865)/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		53,655,100	2,616,759
1.865/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		53,655,100	4,645,995
Goldman Sachs International
1.448/Sterling Overnight Index Average/Feb-39	Feb-29/1.448	GBP	28,942,000	2,563,285
(1.448)/Sterling Overnight Index Average/Feb-39	Feb-29/1.448	GBP	28,942,000	2,700,156
JPMorgan Chase Bank N.A.
(0.968)/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		$17,076,600	254,441
(1.07)/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		27,236,800	423,532
1.07/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		27,236,800	1,795,177
0.968/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		17,076,600	2,183,926
1.667/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	63,672,400	3,338,742
3.229/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		$196,939,100	3,726,088
(1.667)/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	63,672,400	4,830,610
(3.229)/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		$196,939,100	17,968,723
Morgan Stanley & Co. International PLC
(1.512)/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		58,978,200	156,882
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		22,892,700	833,065
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		22,892,700	851,837

Diversified Income Trust 59

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/22 (premiums $95,698,706) (Unaudited) cont.
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike		Notional/contract amount	Value
Morgan Stanley & Co. International PLC cont.
(2.75)/3 month USD-LIBOR-BBA/Dec-47	Dec-24/2.75		$10,000,000	$1,436,300
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		22,892,700	2,099,032
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		22,892,700	2,152,830
1.512/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		58,978,200	5,036,149
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00		44,214,400	6,779,836
(2.75)/3 month USD-LIBOR-BBA/May-49	May-25/2.75		44,214,400	6,877,992
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-24/3.00		44,214,400	7,659,703
NatWest Markets PLC
0.84/Sterling Overnight Index Average/Sep-23	Sep-22/0.84	GBP	420,542,200	7,353,046
0.68/Sterling Overnight Index Average/Sep-23	Sep-22/0.68	GBP	420,542,200	8,187,239
Toronto-Dominion Bank
(1.17)/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17		$2,531,000	107,922
1.17/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17		5,061,900	1,257,680
UBS AG
(1.9875)/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875		62,240,100	3,001,840
1.9875/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875		62,240,100	4,670,498
Total				$112,145,366

WRITTEN OPTIONS OUTSTANDING at 3/31/22 (premiums $3,832,031) (Unaudited)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed Securities 30 yr 3.50% TBA commitments (Put)	Apr-22/$102.47	$300,539,070	$300,000,000	$6,819,900
Total				$6,819,900

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/22 (Unaudited)
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
(0.305)/3 month USD-LIBOR-BBA/May-23 (Purchased)	May-22/0.305	$375,840,500	$(451,009)	$6,370,496
(0.925)/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.925	54,490,500	(3,901,520)	4,049,734
2.35/3 month USD-LIBOR-BBA/Apr-56 (Purchased)	Apr-26/2.35	99,263,300	(12,904,229)	3,470,245
(0.85)/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.85	27,749,600	(2,025,721)	2,149,484
(1.275)/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275	24,024,100	(3,129,139)	1,814,060
(2.485)/3 month USD-LIBOR-BBA/Oct-54 (Purchased)	Oct-24/2.485	72,336,100	(4,365,484)	1,719,429

60 Diversified Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
(1.76)/3 month USD-LIBOR-BBA/Jan-29 (Purchased)	Jan-28/1.76		$295,887,000	$(1,912,170)	$1,535,654
(1.39)/SOFR/Dec-26 (Purchased)	Dec-24/1.39		115,832,300	(1,332,071)	1,340,180
1.304/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	30,236,900	(4,900,197)	509,437
(1.304)/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	30,236,900	(2,450,099)	428,489
(2.2875)/3 month USD-LIBOR-BBA/May-32 (Purchased)	May-22/2.2875		$75,168,000	(977,184)	393,129
1.053/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	15,990,750	(3,647,054)	361,579
1.76/3 month USD-LIBOR-BBA/Jan-29 (Purchased)	Jan-28/1.76		$295,887,000	(1,912,170)	269,257
(1.053)/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	15,990,750	(3,647,054)	179,020
(2.3075)/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075		$18,018,000	(537,596)	63,784
(2.2275)/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-22/2.2275		357,636,500	(3,299,197)	(10,729)
1.39/SOFR/Dec-26 (Purchased)	Dec-24/1.39		115,832,300	(1,332,071)	(264,098)
2.29/3 month USD-LIBOR-BBA/Mar-34 (Purchased)	Mar-24/2.29		65,447,700	(3,219,092)	(274,880)
0.85/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.85		27,749,600	(2,025,721)	(1,029,788)
(2.35)/3 month USD-LIBOR-BBA/Apr-56 (Purchased)	Apr-26/2.35		99,263,300	(12,904,229)	(1,237,813)
2.17/3 month USD-LIBOR-BBA/Apr-34 (Purchased)	Apr-24/2.17		186,994,200	(9,031,820)	(1,279,040)
1.275/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275		24,024,100	(3,129,139)	(1,294,178)
0.925/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.925		54,490,500	(3,901,520)	(1,885,371)
2.2275/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-22/2.2275		357,636,500	(3,299,197)	(3,036,334)
2.3075/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075		18,018,000	(7,231,766)	(6,454,228)
(1.085)/3 month USD-LIBOR-BBA/Apr-34 (Written)	Apr-24/1.085		373,987,700	5,132,981	684,397
(1.115)/3 month USD-LIBOR-BBA/Jan-26 (Written)	Jan-25/1.115		295,887,000	1,246,424	355,064
(1.29)/3 month USD-LIBOR-BBA/Mar-34 (Written)	Mar-24/1.29		93,496,900	1,458,552	123,416
1.7875/3 month USD-LIBOR-BBA/May-32 (Written)	May-22/1.7875		37,584,000	1,052,352	(1,051,600)
1.115/3 month USD-LIBOR-BBA/Jan-26 (Written)	Jan-25/1.115		295,887,000	1,246,424	(3,414,536)

Diversified Income Trust 61

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
2.415/3 month USD-LIBOR-BBA/Oct-33 (Written)	Oct-23/2.415		$224,241,800	$4,737,108	$(4,646,290)
0.805/3 month USD-LIBOR-BBA/May-23 (Written)	May-22/0.805		751,680,600	244,296	(9,696,680)
Citibank, N.A.
(1.648)/SOFR/Sep-32 (Purchased)	Sep-22/1.648		87,132,800	(2,130,397)	2,744,683
(1.102)/3 month USD-LIBOR-BBA/Nov-32 (Purchased)	Nov-22/1.102		14,732,300	(468,119)	1,324,139
(1.90)/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-26/1.90		166,388,200	(2,217,955)	1,158,062
(2.194)/3 month USD-LIBOR-BBA/Sep-52 (Purchased)	Sep-22/2.194		29,866,100	(732,541)	1,137,600
(1.826)/SOFR/Jan-42 (Purchased)	Jan-32/1.826		55,459,800	(4,095,706)	1,007,705
(1.724)/SOFR/Mar-53 (Purchased)	Mar-23/1.724		25,282,600	(1,907,572)	873,767
(1.735)/SOFR/Mar-53 (Purchased)	Mar-23/1.735		24,981,300	(1,846,743)	865,852
(1.75)/SOFR/Mar-53 (Purchased)	Mar-23/1.75		24,882,800	(1,862,478)	785,550
2.31/SOFR/Jun-32 (Purchased)	Jun-22/2.31		150,196,700	(3,221,719)	782,525
(1.625)/3 month USD-LIBOR-BBA/Jan-61 (Purchased)	Jan-41/1.625		25,233,100	(3,721,882)	424,673
2.689/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689		11,217,000	(1,444,189)	289,959
1.90/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-26/1.90		166,388,200	(2,217,955)	209,649
1.625/3 month USD-LIBOR-BBA/Jan-61 (Purchased)	Jan-41/1.625		25,233,100	(3,721,882)	111,530
2.427/3 month USD-LIBOR-BBA/Jun-41 (Purchased)	Jun-31/2.427		9,949,800	(724,843)	93,429
(2.427)/3 month USD-LIBOR-BBA/Jun-41 (Purchased)	Jun-31/2.427		9,949,800	(724,843)	52,137
2.194/SOFR/Apr-32 (Purchased)	Apr-22/2.194		24,321,100	(272,396)	36,482
(2.194)/SOFR/Apr-32 (Purchased)	Apr-22/2.194		24,321,100	(272,396)	(111,877)
1.826/SOFR/Jan-42 (Purchased)	Jan-32/1.826		55,459,800	(4,095,706)	(159,170)
1.102/3 month USD-LIBOR-BBA/Nov-32 (Purchased)	Nov-22/1.102		14,732,300	(468,119)	(433,130)
1.75/SOFR/Mar-53 (Purchased)	Mar-23/1.75		24,882,800	(1,862,478)	(601,915)
1.735/SOFR/Mar-53 (Purchased)	Mar-23/1.735		24,981,300	(1,846,743)	(607,545)
(2.689)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689		11,217,000	(1,444,189)	(628,040)
1.724/SOFR/Mar-53 (Purchased)	Mar-23/1.724		25,282,600	(1,907,572)	(678,332)
0.555/6 month EUR-EURIBOR-Reuters/Mar-25 (Purchased)	Mar-24/0.555	EUR	358,237,500	(2,259,791)	(1,208,716)
1.458/SOFR/Apr-27 (Purchased)	Apr-22/1.458		$164,401,700	(1,315,214)	(1,310,282)
(2.31)/SOFR/Jun-32 (Purchased)	Jun-22/2.31		150,196,700	(3,221,719)	(1,338,253)
1.648/SOFR/Sep-32 (Purchased)	Sep-22/1.648		87,132,800	(2,130,397)	(1,489,971)
1.5625/SOFR/Jun-32 (Purchased)	Jun-22/1.5625		241,400,800	(4,671,105)	(4,229,342)

62 Diversified Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
(1.3125)/SOFR/Jun-32 (Written)	Jun-22/1.3125		$241,400,800	$2,414,008	$2,264,340
(1.245)/3 month USD-LIBOR-BBA/Aug-24 (Written)	Aug-22/1.245		250,345,100	2,290,658	2,263,120
(0.055)/6 month EUR-EURIBOR-Reuters/Mar-25 (Written)	Mar-24/0.055	EUR	716,475,000	2,298,753	1,323,643
(1.194)/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-23/1.194		$166,388,200	1,261,223	1,018,296
(1.208)/SOFR/Apr-27 (Written)	Apr-22/1.208		164,401,700	542,526	542,526
(1.177)/3 month USD-LIBOR-BBA/Jul-40 (Written)	Jul-30/1.177		10,633,700	806,034	346,340
(1.918)/3 month USD-LIBOR-BBA/Jan-51 (Written)	Jan-31/1.918		30,373,100	3,632,623	253,008
1.177/3 month USD-LIBOR-BBA/Jul-40 (Written)	Jul-30/1.177		10,633,700	806,034	(606,121)
1.918/3 month USD-LIBOR-BBA/Jan-51 (Written)	Jan-31/1.918		30,373,100	3,632,623	(889,021)
1.708/SOFR/Apr-27 (Written)	Apr-22/1.708		164,401,700	575,406	(3,917,693)
1.194/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-23/1.194		166,388,200	1,261,223	(4,452,548)
1.7075/3 month USD-LIBOR-BBA/Sep-27 (Written)	Sep-22/1.7075		143,357,600	759,795	(5,582,345)
1.245/3 month USD-LIBOR-BBA/Aug-24 (Written)	Aug-22/1.245		250,345,100	2,290,658	(5,672,820)
1.8125/SOFR/Jun-32 (Written)	Jun-22/1.8125		241,400,800	2,414,008	(6,532,306)
Deutsche Bank AG
(1.724)/SOFR/Jan-47 (Purchased)	Jan-37/1.724		69,324,500	(5,722,737)	869,329
1.724/SOFR/Jan-47 (Purchased)	Jan-37/1.724		69,324,500	(5,722,737)	(71,404)
2.135/SOFR/Mar-42 (Written)	Mar-32/2.135		56,650,000	4,761,433	126,896
(2.135)/SOFR/Mar-42 (Written)	Mar-32/2.135		56,650,000	4,761,433	(88,941)
Goldman Sachs International
(-0.197)/6 month EUR-EURIBOR-Reuters/Jun-25 (Purchased)	Jun-23/-0.197	EUR	233,622,900	(1,037,942)	6,879,815
(1.769)/SOFR/May-32 (Purchased)	May-22/1.769		$69,223,000	(1,072,264)	1,494,525
(1.727)/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/1.727		15,897,000	(2,376,602)	401,558
2.8175/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175		8,348,800	(1,054,036)	318,173
1.727/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/1.727		15,897,000	(1,457,755)	(179,636)
(2.8175)/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175		8,348,800	(1,054,036)	(365,010)
-0.197/6 month EUR-EURIBOR-Reuters/Jun-25 (Purchased)	Jun-23/-0.197	EUR	233,622,900	(1,037,942)	(777,920)
1.769/SOFR/May-32 (Purchased)	May-22/1.769		$69,223,000	(1,072,264)	(936,587)
(0.555)/6 month EUR-EURIBOR-Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	22,704,300	3,428,622	706,531

Diversified Income Trust 63

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
(0.26)/6 month EUR-EURIBOR-Reuters/Jun-28 (Written)	Jun-26/0.26	EUR	233,622,900	$2,605,303	$485,877
(1.71)/3 month USD-LIBOR-BBA/Dec-56 (Written)	Dec-26/1.71		$65,100	8,815	1,611
1.71/3 month USD-LIBOR-BBA/Dec-56 (Written)	Dec-26/1.71		65,100	8,815	(3,577)
0.555/6 month EUR-EURIBOR-Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	22,704,300	3,428,622	(1,175,961)
2.41/3 month USD-LIBOR-BBA/Aug-33 (Written)	Aug-23/2.41		$88,528,900	1,292,522	(2,333,622)
2.07/3 month USD-LIBOR-BBA/Aug-33 (Written)	Aug-23/2.07		80,380,800	1,663,883	(2,907,374)
0.26/6 month EUR-EURIBOR-Reuters/Jun-28 (Written)	Jun-26/0.26	EUR	233,622,900	2,605,303	(4,533,131)
JPMorgan Chase Bank N.A.
1.921/6 month EUR-EURIBOR-Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	29,488,100	(3,771,047)	3,171,108
(1.445)/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	25,226,900	(945,635)	1,459,781
(1.441)/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	12,083,500	(714,644)	1,382,082
(1.692)/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	19,590,000	(611,186)	1,368,289
(2.495)/6 month AUD-BBR-BBSW/Nov-46 (Purchased)	Nov-26/2.495	AUD	13,662,300	(849,629)	487,763
2.50/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50		$18,696,100	(1,080,635)	440,293
(2.032)/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/2.032		22,444,300	(2,592,317)	433,624
(1.905)/SOFR/Jan-42 (Purchased)	Jan-32/1.905		26,084,200	(1,904,147)	413,174
(1.805)/3 month USD-LIBOR-BBA/Dec-36 (Purchased)	Dec-26/1.805		10,779,000	(639,195)	333,610
2.902/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902		11,217,000	(1,734,148)	318,338
(1.544)/SOFR/Jan-62 (Purchased)	Jan-32/1.544		9,781,500	(1,643,292)	226,637
1.905/SOFR/Jan-42 (Purchased)	Jan-32/1.905		26,084,200	(1,904,147)	13,564
1.544/SOFR/Jan-62 (Purchased)	Jan-32/1.544		9,781,500	(1,643,292)	(48,614)
1.805/3 month USD-LIBOR-BBA/Dec-36 (Purchased)	Dec-26/1.805		10,779,000	(639,195)	(116,413)
2.032/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/2.032		22,444,300	(2,592,317)	(165,414)
2.495/6 month AUD-BBR-BBSW/Nov-46 (Purchased)	Nov-26/2.495	AUD	13,662,300	(849,629)	(203,243)
(2.50)/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50		$18,696,100	(1,944,394)	(490,212)
1.692/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	19,590,000	(611,186)	(519,375)

64 Diversified Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
(2.902)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902		$11,217,000	$(1,203,584)	$(539,650)
1.441/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	12,083,500	(714,644)	(600,846)
1.445/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	25,226,900	(945,635)	(634,654)
(1.921)/6 month EUR-EURIBOR-Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	29,488,100	(3,771,047)	(1,362,262)
(1.232)/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.232		$39,852,700	2,560,536	1,154,533
(1.204)/3 month USD-LIBOR-BBA/Jun-40 (Written)	Jun-30/1.204		31,601,400	2,355,884	979,643
(1.168)/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.168		29,457,400	1,895,584	896,094
(1.70)/SOFR/Jan-29 (Written)	Jan-24/1.70		81,387,600	1,736,608	258,813
(2.50)/6 month AUD-BBR-BBSW/Nov-42 (Written)	Nov-22/2.50	AUD	8,470,500	305,743	232,622
(1.81)/SOFR/Jan-37 (Written)	Jan-27/1.81		$13,645,200	806,431	13,645
1.81/SOFR/Jan-37 (Written)	Jan-27/1.81		13,645,200	806,431	(273,177)
2.50/6 month AUD-BBR-BBSW/Nov-42 (Written)	Nov-22/2.50	AUD	8,470,500	305,743	(392,732)
1.70/SOFR/Jan-29 (Written)	Jan-24/1.70		$81,387,600	1,736,608	(1,522,762)
1.204/3 month USD-LIBOR-BBA/Jun-40 (Written)	Jun-30/1.204		31,601,400	2,355,884	(1,788,007)
1.168/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.168		29,457,400	1,895,584	(1,845,506)
1.232/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.232		39,852,700	2,560,536	(2,350,512)
Morgan Stanley & Co. International PLC
3.27/3 month USD-LIBOR-BBA/Oct-53 (Purchased)	Oct-23/3.27		28,548,700	(3,257,407)	3,965,129
2.505/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505		11,217,000	(1,206,949)	277,621
(2.505)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505		11,217,000	(1,718,444)	(743,575)
(3.27)/3 month USD-LIBOR-BBA/Oct-53 (Purchased)	Oct-23/3.27		28,548,700	(3,257,407)	(2,462,896)
2.39/3 month USD-LIBOR-BBA/Jun-34 (Written)	Jun-24/2.39		116,296,100	6,122,990	419,829
2.02/SOFR/Mar-56 (Written)	Mar-26/2.02		23,854,400	3,130,890	218,983
(2.39)/3 month USD-LIBOR-BBA/Jun-34 (Written)	Jun-24/2.39		116,296,100	6,122,990	34,889
(2.02)/SOFR/Mar-56 (Written)	Mar-26/2.02		23,854,400	3,130,890	(668,639)
Toronto-Dominion Bank
(1.50)/3 month USD-LIBOR-BBA/Feb-33 (Purchased)	Feb-23/1.50		47,611,800	(1,636,656)	2,673,879

Diversified Income Trust 65

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Toronto-Dominion Bank cont.
(1.937)/3 month USD-LIBOR-BBA/Feb-36 (Purchased)	Feb-26/1.937		$19,044,700	$(996,038)	$504,685
2.405/3 month USD-LIBOR-BBA/Mar-41 (Purchased)	Mar-31/2.405		9,114,500	(635,736)	97,890
(2.405)/3 month USD-LIBOR-BBA/Mar-41 (Purchased)	Mar-31/2.405		9,114,500	(635,736)	74,830
1.937/3 month USD-LIBOR-BBA/Feb-36 (Purchased)	Feb-26/1.937		19,044,700	(996,038)	(77,512)
1.50/3 month USD-LIBOR-BBA/Feb-33 (Purchased)	Feb-23/1.50		47,611,800	(1,636,656)	(1,302,659)
(2.095)/3 month USD-LIBOR-BBA/Feb-56 (Written)	Feb-26/2.095		8,225,800	1,081,693	(30,106)
2.095/3 month USD-LIBOR-BBA/Feb-56 (Written)	Feb-26/2.095		8,225,800	1,081,693	(76,500)
UBS AG
(0.271)/6 month EUR-EURIBOR-Reuters/Jan-36 (Purchased)	Jan-26/0.271	EUR	30,492,000	(1,594,776)	2,754,537
(0.8925)/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-23/0.8925		$47,307,400	(1,002,917)	2,752,345
(0.902)/3 month USD-LIBOR-BBA/Apr-35 (Purchased)	Apr-25/0.902		18,922,800	(1,058,731)	1,519,879
(0.87)/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-27/0.87		157,691,000	(1,063,626)	1,518,564
(0.44)/6 month EUR-EURIBOR-Reuters/Feb-41 (Purchased)	Feb-31/0.44	EUR	22,869,000	(1,794,123)	1,454,683
(0.45)/6 month EUR-EURIBOR-Reuters/Jan-41 (Purchased)	Jan-31/0.45	EUR	18,295,200	(1,439,188)	1,149,377
(0.90)/Sterling Overnight Index Average/Jan-40 (Purchased)	Jan-30/0.90	GBP	27,985,900	(2,641,632)	1,129,748
(0.983)/3 month USD-LIBOR-BBA/Apr-32 (Purchased)	Apr-30/0.983		$63,076,400	(999,761)	997,238
(0.4879)/Sterling Overnight Index Average/Aug-39 (Purchased)	Aug-29/0.4879	GBP	11,981,800	(1,234,979)	707,193
(0.296)/6 month EUR-EURIBOR-Reuters/Jan-51 (Purchased)	Jan-31/0.296	EUR	7,622,900	(1,153,465)	645,196
(1.715)/3 month USD-LIBOR-BBA/Feb-53 (Purchased)	Feb-23/1.715		$9,522,400	(859,397)	552,394
(1.87)/3 month USD-LIBOR-BBA/Jul-46 (Purchased)	Jul-41/1.87		48,828,900	(2,270,544)	367,193
(2.00)/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	21,121,500	(1,124,193)	327,326
1.87/3 month USD-LIBOR-BBA/Jul-46 (Purchased)	Jul-41/1.87		$48,828,900	(2,270,544)	89,845
0.70/6 month EUR-EURIBOR-Reuters/Mar-64 (Purchased)	Mar-34/0.70	EUR	7,745,700	(1,774,585)	50,984
0.70/6 month EUR-EURIBOR-Reuters/Mar-64 (Purchased)	Mar-34/0.70	EUR	7,745,700	(1,800,529)	27,505

66 Diversified Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
UBS AG cont.
(0.70)/6 month EUR-EURIBOR-Reuters/Mar-64 (Purchased)	Mar-34/0.70	EUR	7,745,700	$(1,774,585)	$(56,553)
(0.70)/6 month EUR-EURIBOR-Reuters/Mar-64 (Purchased)	Mar-34/0.70	EUR	7,745,700	(1,800,529)	(80,031)
2.00/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	21,121,500	(1,124,193)	(150,624)
0.296/6 month EUR-EURIBOR-Reuters/Jan-51 (Purchased)	Jan-31/0.296	EUR	7,622,900	(1,153,465)	(332,169)
0.983/3 month USD-LIBOR-BBA/Apr-32 (Purchased)	Apr-30/0.983		$63,076,400	(999,761)	(350,705)
0.87/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-27/0.87		157,691,000	(1,063,626)	(376,881)
0.90/Sterling Overnight Index Average/Jan-40 (Purchased)	Jan-30/0.90	GBP	27,985,900	(2,641,632)	(384,916)
0.45/6 month EUR-EURIBOR-Reuters/Jan-41 (Purchased)	Jan-31/0.45	EUR	18,295,200	(1,439,188)	(462,260)
0.4879/Sterling Overnight Index Average/Aug-39 (Purchased)	Aug-29/0.4879	GBP	11,981,800	(1,234,979)	(484,002)
0.44/6 month EUR-EURIBOR-Reuters/Feb-41 (Purchased)	Feb-31/0.44	EUR	22,869,000	(1,794,123)	(580,102)
1.715/3 month USD-LIBOR-BBA/Feb-53 (Purchased)	Feb-23/1.715		$9,522,400	(859,397)	(584,866)
0.902/3 month USD-LIBOR-BBA/Apr-35 (Purchased)	Apr-25/0.902		18,922,800	(1,058,731)	(718,499)
0.271/6 month EUR-EURIBOR-Reuters/Jan-36 (Purchased)	Jan-26/0.271	EUR	30,492,000	(1,594,776)	(884,447)
0.8925/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-23/0.8925		$47,307,400	(1,002,917)	(911,141)
0.32/6 month EUR-EURIBOR-Reuters/Sep-52 (Purchased)	Sep-22/0.32	EUR	42,242,800	(2,567,710)	(1,922,517)
(0.16)/6 month EUR-EURIBOR-Reuters/Sep-52 (Written)	Sep-22/0.16	EUR	42,242,800	1,689,809	1,250,991
(0.00)/6 month EUR-EURIBOR-Reuters/Sep-52 (Written)	Sep-22/0.00	EUR	42,242,800	1,095,376	794,896
(0.958)/3 month USD-LIBOR-BBA/May-30 (Written)	May-25/0.958		$37,845,900	1,005,755	532,870
(0.43)/6 month EUR-EURIBOR-Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	11,145,900	893,551	452,517
0.43/6 month EUR-EURIBOR-Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	11,145,900	893,551	(639,935)
0.958/3 month USD-LIBOR-BBA/May-30 (Written)	May-25/0.958		$37,845,900	1,005,755	(1,651,974)
Wells Fargo Bank, N.A.
(1.405)/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.405		66,656,600	(1,364,794)	2,408,970
(1.3875)/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.3875		47,611,800	(977,232)	1,746,401

Diversified Income Trust 67

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Wells Fargo Bank, N.A. cont.
(1.96)/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.96	$48,216,700	$(3,264,271)	$1,287,386
(1.8225)/SOFR/Jan-42 (Purchased)	Jan-32/1.8225	20,797,500	(1,534,856)	381,634
(2.16)/3 month USD-LIBOR-BBA/Feb-35 (Purchased)	Feb-25/2.16	28,167,600	(1,404,859)	368,432
2.16/3 month USD-LIBOR-BBA/Feb-35 (Purchased)	Feb-25/2.16	28,167,600	(1,404,859)	(2,253)
1.8225/SOFR/Jan-42 (Purchased)	Jan-32/1.8225	20,797,500	(1,534,856)	(61,145)
1.96/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.96	48,216,700	(3,264,271)	(184,188)
1.3875/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.3875	47,611,800	(977,232)	(485,164)
1.405/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.405	66,656,600	(1,364,794)	(663,233)
(1.62)/SOFR/Jan-27 (Written)	Jan-25/1.62	159,446,400	1,753,910	(38,267)
1.62/SOFR/Jan-27 (Written)	Jan-25/1.62	159,446,400	1,753,910	(1,498,799)
Unrealized appreciation				104,129,636
Unrealized (depreciation)				(121,118,092)
Total				$(16,988,456)

TBA SALE COMMITMENTS OUTSTANDING at 3/31/22 (proceeds receivable $1,555,968,320) (Unaudited)
Agency	Principal amount	Settlement date	Value
Government National Mortgage Association, 3.50%, 4/1/52	$3,000,000	4/21/22	$3,017,643
Uniform Mortgage-Backed Securities, 4.50%, 4/1/52	15,000,000	4/13/22	15,560,160
Uniform Mortgage-Backed Securities, 4.00%, 4/1/52	283,000,000	4/13/22	288,814,914
Uniform Mortgage-Backed Securities, 3.50%, 5/1/52	20,000,000	5/12/22	19,960,938
Uniform Mortgage-Backed Securities, 3.50%, 4/1/52	393,000,000	4/13/22	393,706,182
Uniform Mortgage-Backed Securities, 3.00%, 5/1/52	3,000,000	5/12/22	2,928,281
Uniform Mortgage-Backed Securities, 3.00%, 4/1/52	205,000,000	4/13/22	200,563,677
Uniform Mortgage-Backed Securities, 2.50%, 4/1/52	207,000,000	4/13/22	197,523,291
Uniform Mortgage-Backed Securities, 2.00%, 5/1/52	152,000,000	5/12/22	140,822,057
Uniform Mortgage-Backed Securities, 2.00%, 4/1/52	291,000,000	4/13/22	270,088,915
Total			$1,532,986,058

68 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited)
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$178,113,000	$4,495,572	$8,605	12/23/23	0.695% — Annually	Secured Overnight Financing Rate — Annually	$4,260,420
86,795,000	4,554,134	7,460	12/23/26	1.085% — Annually	Secured Overnight Financing Rate — Annually	4,319,811
88,939,000	6,513,003	(23,139)	12/23/31	Secured Overnight Financing Rate — Annually	1.285% — Annually	(6,239,470)
4,249,000	518,420	(7,566)	12/23/51	Secured Overnight Financing Rate — Annually	1.437% — Annually	(510,037)
245,670,000	6,193,341	(24,998)	12/24/23	0.697% — Annually	Secured Overnight Financing Rate — Annually	5,748,756
22,430,000	1,166,136	(3,002)	12/24/26	1.096% — Annually	Secured Overnight Financing Rate — Annually	1,100,487
73,987,000	5,418,808	(33,029)	12/24/31	1.285% — Annually	Secured Overnight Financing Rate — Annually	5,140,986
97,957,000	11,994,835	(52,939)	12/24/51	1.435% — Annually	Secured Overnight Financing Rate — Annually	11,577,551
13,500,000	1,399,005	(460)	12/31/51	1.5195% — Annually	Secured Overnight Financing Rate — Annually	1,349,246
29,000,000	1,961,270	(385)	12/31/31	1.35% — Annually	Secured Overnight Financing Rate — Annually	1,867,385
42,800,000	2,130,584	(346)	12/31/26	1.148% — Annually	Secured Overnight Financing Rate — Annually	2,014,098
53,288,000	5,456,691	(8,686)	12/31/51	1.525% — Annually	Secured Overnight Financing Rate — Annually	5,252,269
16,267,000	819,369	(2,158)	12/31/26	Secured Overnight Financing Rate — Annually	1.135% — Annually	(777,604)

Diversified Income Trust 69

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$4,269,000	$286,834	$76,873	12/31/31	Secured Overnight Financing Rate — Annually	1.355% — Annually	$(198,099)
1,150,000	105,168	(34)	12/31/41	1.541% — Annually	Secured Overnight Financing Rate — Annually	100,848
740,000	76,272	(25)	12/31/51	1.522% — Annually	Secured Overnight Financing Rate — Annually	73,529
1,640,000	123,853	(31)	12/31/34	1.4425% — Annually	Secured Overnight Financing Rate — Annually	118,119
122,227,000	4,868,301	(989)	1/12/27	Secured Overnight Financing Rate — Annually	1.372% — Annually	(4,521,325)
8,319,000	103,488 E	(185)	1/15/47	1.724% — Annually	Secured Overnight Financing Rate — Annually	103,303
30,239,000	2,056,857	(1,031)	1/21/52	1.679% — Annually	Secured Overnight Financing Rate — Annually	1,960,934
17,690,000	1,412,723	(603)	1/19/52	Secured Overnight Financing Rate — Annually	1.626% — Annually	(1,358,064)
18,631,000	1,368,447	(635)	2/1/52	1.6545% — Annually	Secured Overnight Financing Rate — Annually	1,319,777
85,411,000	2,636,638	(20,776)	2/15/29	Secured Overnight Financing Rate — Annually	1.681% — Annually	(2,488,051)
45,432,900	1,245,316	(1,549)	2/24/52	Secured Overnight Financing Rate — Annually	1.86% — Annually	(1,165,730)
5,610,000	276,629	(192)	2/29/52	Secured Overnight Financing Rate — Annually	1.762% — Annually	(268,556)
17,713,000	577,621	(236)	2/29/32	1.7515% — Annually	Secured Overnight Financing Rate — Annually	551,343

70 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$203,565,000	$5,357,831	$(1,647)	2/28/27	1.675% — Annually	Secured Overnight Financing Rate — Annually	$5,068,197
253,153,000	3,571,989	(959)	2/29/24	Secured Overnight Financing Rate — Annually	1.47709% — Annually	(3,262,507)
48,460,000	1,330,712	(555)	3/1/29	Secured Overnight Financing Rate — Annually	1.7355% — Annually	(1,261,174)
23,697,700	902,171	(314)	3/7/32	3 month USD-LIBOR-BBA — Quarterly	1.9575% — Semiannually	(881,157)
58,205,800	2,967,914	(772)	3/9/32	1.5475% — Annually	Secured Overnight Financing Rate — Annually	2,913,184
60,350,200	3,109,846	(800)	3/9/32	1.5415% — Annually	Secured Overnight Financing Rate — Annually	3,053,700
31,816,000	1,081,744	(422)	3/11/32	1.737% — Annually	Secured Overnight Financing Rate — Annually	1,051,002
16,456,000	575,795 E	43,070	6/15/32	Secured Overnight Financing Rate — Annually	1.762% — Annually	(532,726)
63,500,000	1,266,825 E	1,322,658	6/15/29	Secured Overnight Financing Rate — Annually	1.90% — Annually	55,833
31,750,000	360,045	(364)	3/21/29	Secured Overnight Financing Rate — Annually	1.986% — Annually	(341,989)
120,721,000	1,605,589 E	(1,753,940)	6/15/24	1.80% — Annually	Secured Overnight Financing Rate — Annually	(148,350)
893,849,000	11,888,192 E	12,985,051	6/15/24	Secured Overnight Financing Rate — Annually	1.80% — Annually	1,096,860
559,892,000	11,847,315 E	(13,121,167)	6/15/27	1.85% — Annually	Secured Overnight Financing Rate — Annually	(1,273,853)

Diversified Income Trust 71

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$10,496,000	$222,095 E	$245,253	6/15/27	Secured Overnight Financing Rate — Annually	1.85% — Annually	$23,158
13,675,000	247,654 E	(362,890)	6/15/32	1.95% — Annually	Secured Overnight Financing Rate — Annually	(115,236)
365,384,000	6,617,104 E	9,686,359	6/15/32	Secured Overnight Financing Rate — Annually	1.95% — Annually	3,069,255
82,980,000	1,077,080 E	1,263,282	6/15/52	Secured Overnight Financing Rate — Annually	2.05% — Annually	2,340,364
107,000	1,389 E	(1,648)	6/15/52	2.05% — Annually	Secured Overnight Financing Rate — Annually	(3,037)
15,920,000	215,398	(211)	3/30/32	2.2655% — Annually	Secured Overnight Financing Rate — Annually	(217,489)
15,920,000	207,597	(211)	3/30/32	2.26% — Annually	Secured Overnight Financing Rate — Annually	(209,683)
26,967,000	152,364	(218)	3/30/27	2.3535% — Annually	Secured Overnight Financing Rate — Annually	(155,898)
150,196,700	2,421,171 E	(1,992)	4/7/32	2.298% — Annually	Secured Overnight Financing Rate — Annually	(2,423,162)
21,405,500	103,817	(173)	3/31/27	Secured Overnight Financing Rate — Annually	2.3365% — Annually	105,033
20,940,000	25,128	(79)	3/31/24	2.307% — Annually	Secured Overnight Financing Rate — Annually	(26,549)
19,200,000	20,544	(72)	3/31/24	Secured Overnight Financing Rate — Annually	2.3005% — Annually	21,699
33,420,000	93,576	(270)	3/31/27	2.29325% — Annually	Secured Overnight Financing Rate — Annually	(95,975)

72 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
	$15,350,000	$39,143	$(124)	3/31/27	Secured Overnight Financing Rate — Annually	2.288% — Annually	$39,994
	21,040,000	63,541	(170)	4/1/27	Secured Overnight Financing Rate — Annually	2.299% — Annually	63,371
	46,191,000	25,867	(374)	4/1/27	2.247% — Annually	Secured Overnight Financing Rate — Annually	(26,241)
	3,732,000	4,437	(49)	4/4/32	Secured Overnight Financing Rate — Annually	2.113% — Annually	4,388
	50,001,000	73,001	(663)	4/4/32	2.116% — Annually	Secured Overnight Financing Rate — Annually	(73,664)
	1,631,000	183	(6)	4/4/24	Secured Overnight Financing Rate — Annually	2.243% — Annually	176
	2,278,000	478	(30)	4/4/32	Secured Overnight Financing Rate — Annually	2.0975% — Annually	(509)
AUD	1,119,500	107,882 E	(11)	1/30/35	1.692% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	107,870
AUD	3,719,600	406,178 E	(37)	3/5/35	1.47% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	406,141
AUD	1,399,700	158,167 E	(12)	3/25/35	1.4025% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	158,155
AUD	2,018,200	177,224 E	(24)	3/28/40	1.445% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	177,200
AUD	7,680,600	784,519 E	(92)	4/1/40	1.1685% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	784,427
AUD	483,400	82,431 E	(11)	7/2/45	1.441% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	82,420
AUD	24,600,000	1,788,355	(271)	4/6/31	6 month AUD-BBR-BBSW — Semiannually	1.87% — Semiannually	(1,629,911)
AUD	5,234,000	168,414 E	(112,785)	6/15/32	2.67% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	55,630

Diversified Income Trust 73

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
CAD	25,485,000	$1,084,308 E	$(101,424)	6/15/32	2.325% — Semiannually	3 month CAD-BA-CDOR — Semiannually	$982,884
CHF	31,215,000	1,151,244 E	356,143	6/15/32	Swiss Average Rate Overnight — Annually	0.565% — Annually	(795,101)
CZK	154,000,000	19,262 E	(65)	6/15/27	6 month CZK-PRIBOR — Semiannually	4.460% — Annually	19,197
EUR	7,235,600	1,186,089 E	(277)	11/29/58	1.484% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(1,186,367)
EUR	9,840,300	773,874	(381)	2/19/50	6 month EUR-EURIBOR-REUTERS — Semiannually	1.354% — Annually	795,527
EUR	10,864,000	604,400	(415)	3/11/50	1.267% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(616,184)
EUR	11,002,000	449,230	(420)	3/12/50	1.2115% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(459,170)
EUR	13,678,600	199,136	(528)	3/26/50	1.113% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(201,730)
EUR	13,443,000	1,694,438 E	(509)	11/29/58	6 month EUR-EURIBOR-REUTERS — Semiannually	1.343% — Annually	1,693,929
EUR	14,233,000	35,427	(541)	2/19/50	1.051% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	8,322
EUR	10,466,600	123,660 E	(401)	6/7/54	1.054% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(124,061)
EUR	9,550,400	400,947	(367)	2/19/50	0.9035% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	384,488
EUR	8,829,000	615,228	(337)	2/21/50	0.80% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	601,141

74 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	22,091,800	$3,184,897 E	$(840)	8/8/54	0.49% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	$3,184,057
EUR	12,792,500	2,879,872 E	(483)	6/6/54	6 month EUR-EURIBOR-REUTERS — Semiannually	0.207% — Annually	(2,880,354)
EUR	20,383,200	4,514,969	(766)	2/19/50	0.233% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	4,496,678
EUR	70,039,500	8,725,932	(2,643)	2/19/50	6 month EUR-EURIBOR-REUTERS — Semiannually	0.595% — Annually	(8,637,157)
EUR	8,796,100	2,185,512 E	(329)	3/4/54	0.134% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	2,185,183
EUR	4,363,500	1,525,081 E	(168)	3/13/54	—	0.2275% plus 6 month EUR-EURIBOR-REUTERS — Semiannually	1,524,913
EUR	23,312,400	2,516,266 E	(494)	5/13/40	6 month EUR-EURIBOR-REUTERS — Semiannually	0.276% — Annually	(2,516,760)
EUR	10,527,400	1,089,827 E	(230)	6/24/40	0.315% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	1,089,597
EUR	15,952,000	1,690,397 E	(369)	1/16/40	0.315% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	1,690,027
EUR	5,045,400	528,175 E	(117)	3/28/40	0.3175% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	528,058
EUR	17,295,900	2,497,507	(705)	5/21/51	6 month EUR-EURIBOR-REUTERS — Semiannually	0.516% — Annually	(2,371,904)
EUR	16,158,000	1,559,218	(277)	6/14/31	0.171% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	1,504,002

Diversified Income Trust 75

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	15,809,000	$1,702,001	$(271)	7/15/31	0.0675% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	$1,673,605
EUR	3,168,200	594,768 E	(127)	9/14/52	6 month EUR-EURIBOR-REUTERS — Semiannually	0.374% — Annually	(594,896)
EUR	43,853,000	2,683,705	(706)	3/7/32	6 month EUR-EURIBOR-REUTERS — Semiannually	0.60% — Annually	(2,648,890)
EUR	75,226,000	2,518,200 E	541,057	6/15/32	6 month EUR-EURIBOR-REUTERS — Semiannually	0.915% — Annually	(1,977,143)
EUR	3,300,000	11,719 E	374	6/15/24	0.551% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	12,092
EUR	1,600,000	12,815 E	158	6/15/27	0.901% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	12,973
EUR	1,220,000	36,197 E	(26,282)	6/15/32	0.951% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	9,915
EUR	490,000	3,496 E	1,677	6/15/52	1.001% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	5,173
GBP	9,933,800	1,008,860	(197)	5/19/31	Sterling Overnight Index Average — Annually	0.754% — Annually	(931,925)
GBP	168,216,700	2,408,659 E	(866)	9/15/23	1.065% — Annually	Sterling Overnight Index Average — Annually	2,407,792
GBP	14,512,000	382,036 E	(40,595)	6/15/32	1.455% — Annually	Sterling Overnight Index Average — Annually	341,441
JPY	732,682,200	212,751 E	(209)	8/29/43	0.8084% — Semiannually	Bank of Japan Unsecured Overnight Call Rate Expected Index — Semiannually	(212,960)

76 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
JPY	929,267,100	$540,889 E	$(265)	8/29/43	0.2529% — Semiannually	Bank of Japan Unsecured Overnight Call Rate Expected Index — Semiannually	$540,624
JPY	1,690,202,100	203,396	(200)	2/25/31	0.0619% — Semiannually	Bank of Japan Unsecured Overnight Call Rate Expected Index — Semiannually	202,348
JPY	1,805,778,500	797,129 E	(513)	8/29/43	Bank of Japan Unsecured Overnight Call Rate Expected Index — Annually	0.343% — Annually	(797,642)
NOK	236,177,000	939,466 E	(65,976)	6/15/32	2.355% — Annually	6 month NOK-NIBOR-NIBR — Semiannually	873,490
NZD	32,462,000	611,040 E	(23,762)	6/15/32	3.10% — Semiannually	3 month NZD-BBR-FRA — Quarterly	587,278
SEK	87,596,000	369,579 E	320,489	6/15/32	3 month SEK-STIBOR-SIDE — Quarterly	1.497% — Annually	(49,089)
Total			$11,039,097	$37,684,274
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited)
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$13,562,248	$12,265,075	$—	9/29/25	(0.165%) — Annually	Ephesus Funding DAC, 3.80%, Series 2020−01, 9/22/25 — Annually	$(1,030,620)
13,597,326	13,144,662	—	7/17/24	3.825% (3 month USD-LIBOR-BBA minus 0.12%) — Quarterly	Pera Funding DAC, 3.825%, Series 2019−01, 7/10/24 — Quarterly	(444,975)
Upfront premium received		—		Unrealized appreciation		—
Upfront premium (paid)		—		Unrealized (depreciation)		(1,475,595)
Total		$—		Total	$(1,475,595)

Diversified Income Trust 77

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited)
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$39,713	$555,715	$135,650	5/11/63	300 bp — Monthly	$(95,613)
CMBX NA BBB−.6 Index	B+/P	79,608	1,263,509	308,423	5/11/63	300 bp — Monthly	(228,078)
CMBX NA BBB−.6 Index	B+/P	163,473	2,532,757	618,246	5/11/63	300 bp — Monthly	(453,296)
CMBX NA BBB−.6 Index	B+/P	155,838	2,615,015	638,325	5/11/63	300 bp — Monthly	(480,962)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	BBB+/P	1,843	10,210	827	5/11/63	200 bp — Monthly	1,019
CMBX NA A.6 Index	BBB+/P	2,723	16,707	1,353	5/11/63	200 bp — Monthly	1,376
CMBX NA A.6 Index	BBB+/P	6,851	50,122	4,060	5/11/63	200 bp — Monthly	2,811
CMBX NA A.6 Index	BBB+/P	9,975	55,691	4,511	5/11/63	200 bp — Monthly	5,486
CMBX NA A.6 Index	BBB+/P	13,012	101,172	8,195	5/11/63	200 bp — Monthly	4,856
CMBX NA A.6 Index	BBB+/P	21,048	110,454	8,947	5/11/63	200 bp — Monthly	12,144
CMBX NA A.6 Index	BBB+/P	14,218	112,310	9,097	5/11/63	200 bp — Monthly	5,164
CMBX NA A.6 Index	BBB+/P	33,320	220,907	17,893	5/11/63	200 bp — Monthly	15,512
CMBX NA BB.11 Index	BB−/P	877,445	1,553,000	165,550	11/18/54	500 bp — Monthly	713,405
CMBX NA BB.13 Index	BB−/P	12,597	126,000	16,065	12/16/72	500 bp — Monthly	(3,346)
CMBX NA BB.13 Index	BB−/P	12,757	140,000	17,850	12/16/72	500 bp — Monthly	(4,957)
CMBX NA BB.13 Index	BB−/P	20,857	221,000	28,178	12/16/72	500 bp — Monthly	(7,106)
CMBX NA BB.13 Index	BB−/P	50,236	551,000	70,253	12/16/72	500 bp — Monthly	(19,480)
CMBX NA BB.14 Index	BB/P	90,124	822,000	76,610	12/16/72	500 bp — Monthly	14,313
CMBX NA BB.6 Index	CCC+/P	84,138	199,733	84,068	5/11/63	500 bp — Monthly	125
CMBX NA BB.6 Index	CCC+/P	2,294,788	15,214,931	6,403,965	5/11/63	500 bp — Monthly	(4,094,384)
CMBX NA BB.7 Index	B/P	596,583	11,690,000	3,633,252	1/17/47	500 bp — Monthly	(3,025,304)
CMBX NA BB.9 Index	B/P	60,061	295,000	69,856	9/17/58	500 bp — Monthly	(9,508)
CMBX NA BB.9 Index	B/P	381,487	1,868,000	442,342	9/17/58	500 bp — Monthly	(59,039)

78 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.10 Index	BB+/P	$48,888	$394,000	$43,892	11/17/59	300 bp — Monthly	$5,226
CMBX NA BBB−.10 Index	BB+/P	94,147	863,000	96,138	11/17/59	300 bp — Monthly	(1,488)
CMBX NA BBB−.11 Index	BBB−/P	197,118	3,147,000	251,445	11/18/54	300 bp — Monthly	(52,492)
CMBX NA BBB−.12 Index	BBB−/P	69,907	441,000	39,425	8/17/61	300 bp — Monthly	30,739
CMBX NA BBB−.12 Index	BBB−/P	28,903	693,000	61,954	8/17/61	300 bp — Monthly	(32,647)
CMBX NA BBB−.12 Index	BBB−/P	122,459	2,078,000	185,773	8/17/61	300 bp — Monthly	(62,102)
CMBX NA BBB−.13 Index	BBB−/P	52,918	1,130,000	107,802	12/16/72	300 bp — Monthly	(54,225)
CMBX NA BBB−.14 Index	BBB−/P	280	9,000	872	12/16/72	300 bp — Monthly	(586)
CMBX NA BBB−.14 Index	BBB−/P	643	13,000	1,260	12/16/72	300 bp — Monthly	(609)
CMBX NA BBB−.14 Index	BBB−/P	1,144	28,000	2,713	12/16/72	300 bp — Monthly	(1,553)
CMBX NA BBB−.14 Index	BBB−/P	2,174	49,000	4,748	12/16/72	300 bp — Monthly	(2,545)
CMBX NA BBB−.14 Index	BBB−/P	2,550	51,000	4,942	12/16/72	300 bp — Monthly	(2,362)
CMBX NA BBB−.14 Index	BBB−/P	2,781	61,000	5,911	12/16/72	300 bp — Monthly	(3,094)
CMBX NA BBB−.14 Index	BBB−/P	4,293	132,000	12,791	12/16/72	300 bp — Monthly	(8,420)
CMBX NA BBB−.15 Index	BBB−/P	26,114	250,000	23,925	11/18/64	300 bp — Monthly	2,334
CMBX NA BBB−.6 Index	B+/P	1,999	23,912	5,837	5/11/63	300 bp — Monthly	(3,824)
CMBX NA BBB−.6 Index	B+/P	27,025	89,909	21,947	5/11/63	300 bp — Monthly	5,131
CMBX NA BBB−.6 Index	B+/P	27,025	89,909	21,947	5/11/63	300 bp — Monthly	5,131
CMBX NA BBB−.6 Index	B+/P	7,764	112,865	27,550	5/11/63	300 bp — Monthly	(19,720)
CMBX NA BBB−.6 Index	B+/P	9,825	142,515	34,788	5/11/63	300 bp — Monthly	(24,879)
CMBX NA BBB−.6 Index	B+/P	55,343	179,818	43,894	5/11/63	300 bp — Monthly	11,554
CMBX NA BBB−.6 Index	B+/P	13,207	185,557	45,294	5/11/63	300 bp — Monthly	(31,979)
CMBX NA BBB−.6 Index	B+/P	448,809	6,741,266	1,645,543	5/11/63	300 bp — Monthly	(1,192,802)

Diversified Income Trust 79

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International
CMBX NA BB.7 Index	B/P	$369,046	$2,759,000	$857,497	1/17/47	500 bp — Monthly	$(485,769)
CMBX NA BBB−.6 Index	B+/P	281,868	2,439,979	$595,599	5/11/63	300 bp — Monthly	(312,308)
CMBX NA BBB−.6 Index	B+/P	511,694	4,429,456	1,081,230	5/11/63	300 bp — Monthly	(566,953)
CMBX NA BBB−.6 Index	B+/P	15,424,217	157,008,955	38,325,886	5/11/63	300 bp — Monthly	(22,810,080)
CMBX NA BBB−.7 Index	BB−/P	1,788,740	24,200,000	4,351,160	1/17/47	300 bp — Monthly	(2,548,304)
Deutsche Bank AG
CMBX NA BBB−.6 Index	B+/P	54,693	490,674	119,774	5/11/63	300 bp — Monthly	(64,795)
Goldman Sachs International
CMBX NA BB.6 Index	CCC+/P	664,734	1,536,045	646,521	5/11/63	500 bp — Monthly	19,706
CMBX NA BB.9 Index	B/P	1,088,578	2,692,000	637,466	9/17/58	500 bp — Monthly	453,729
CMBX NA BBB−.13 Index	BBB−/P	3,957	86,000	8,204	12/16/72	300 bp — Monthly	(4,198)
CMBX NA BBB−.14 Index	BBB−/P	2,823	98,000	9,496	12/16/72	300 bp — Monthly	(6,616)
CMBX NA BBB−.14 Index	BBB−/P	4,547	120,000	11,628	12/16/72	300 bp — Monthly	(7,011)
CMBX NA BBB−.14 Index	BBB−/P	6,003	123,000	11,919	12/16/72	300 bp — Monthly	(5,844)
CMBX NA BBB−.14 Index	BBB−/P	13,351	463,500	44,913	12/16/72	300 bp — Monthly	(31,292)
CMBX NA BBB−.14 Index	BBB−/P	30,376	548,000	53,101	12/16/72	300 bp — Monthly	(22,405)
CMBX NA BBB−.15 Index	BBB−/P	41,595	450,000	43,065	11/18/64	300 bp — Monthly	(1,208)
CMBX NA BBB−.15 Index	BBB−/P	40,067	450,000	43,065	11/18/64	300 bp — Monthly	(2,735)
CMBX NA BBB−.15 Index	BBB−/P	32,306	520,000	49,764	11/18/64	300 bp — Monthly	(17,155)
CMBX NA BBB−.6 Index	B+/P	350,890	2,166,426	528,825	5/11/63	300 bp — Monthly	(176,671)
CMBX NA BBB−.6 Index	B+/P	1,473	10,521	2,568	5/11/63	300 bp — Monthly	(1,089)
CMBX NA BBB−.6 Index	B+/P	1,061	13,391	3,269	5/11/63	300 bp — Monthly	(2,200)
CMBX NA BBB−.6 Index	B+/P	1,327	14,347	3,502	5/11/63	300 bp — Monthly	(2,166)
CMBX NA BBB−.6 Index	B+/P	1,683	20,086	4,903	5/11/63	300 bp — Monthly	(3,208)

80 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$7,130	$25,825	$6,304	5/11/63	300 bp — Monthly	$841
CMBX NA BBB−.6 Index	B+/P	4,131	27,738	6,771	5/11/63	300 bp — Monthly	(2,624)
CMBX NA BBB−.6 Index	B+/P	2,885	36,346	8,872	5/11/63	300 bp — Monthly	(5,966)
CMBX NA BBB−.6 Index	B+/P	12,684	43,042	10,506	5/11/63	300 bp — Monthly	2,203
CMBX NA BBB−.6 Index	B+/P	12,684	43,042	10,506	5/11/63	300 bp — Monthly	2,203
CMBX NA BBB−.6 Index	B+/P	2,408	44,955	10,973	5/11/63	300 bp — Monthly	(8,475)
CMBX NA BBB−.6 Index	B+/P	19,080	68,867	16,810	5/11/63	300 bp — Monthly	2,310
CMBX NA BBB−.6 Index	B+/P	9,848	70,779	17,277	5/11/63	300 bp — Monthly	(7,388)
CMBX NA BBB−.6 Index	B+/P	9,582	109,039	26,616	5/11/63	300 bp — Monthly	(16,971)
CMBX NA BBB−.6 Index	B+/P	12,522	113,821	27,784	5/11/63	300 bp — Monthly	(15,195)
CMBX NA BBB−.6 Index	B+/P	12,549	119,560	29,185	5/11/63	300 bp — Monthly	(16,566)
CMBX NA BBB−.6 Index	B+/P	6,424	124,342	30,352	5/11/63	300 bp — Monthly	(23,856)
CMBX NA BBB−.6 Index	B+/P	8,498	156,863	38,290	5/11/63	300 bp — Monthly	(29,701)
CMBX NA BBB−.6 Index	B+/P	13,121	170,253	41,559	5/11/63	300 bp — Monthly	(28,338)
CMBX NA BBB−.6 Index	B+/P	13,043	170,253	41,559	5/11/63	300 bp — Monthly	(28,416)
CMBX NA BBB−.6 Index	B+/P	24,289	199,904	48,797	5/11/63	300 bp — Monthly	(24,391)
CMBX NA BBB−.6 Index	B+/P	29,106	257,293	62,805	5/11/63	300 bp — Monthly	(33,549)
CMBX NA BBB−.6 Index	B+/P	14,866	272,597	66,541	5/11/63	300 bp — Monthly	(51,516)
CMBX NA BBB−.6 Index	B+/P	43,555	276,423	67,475	5/11/63	300 bp — Monthly	(23,759)
CMBX NA BBB−.6 Index	B+/P	24,526	344,333	84,052	5/11/63	300 bp — Monthly	(58,619)
CMBX NA BBB−.6 Index	B+/P	46,663	403,634	98,527	5/11/63	300 bp — Monthly	(51,628)
CMBX NA BBB−.6 Index	B+/P	32,064	483,022	117,906	5/11/63	300 bp — Monthly	(85,560)
CMBX NA BBB−.6 Index	B+/P	154,943	541,367	132,148	5/11/63	300 bp — Monthly	23,111
CMBX NA BBB−.6 Index	B+/P	78,601	681,970	$166,469	5/11/63	300 bp — Monthly	(87,470)

Diversified Income Trust 81

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$124,294	$873,266	$213,164	5/11/63	300 bp — Monthly	$(88,362)
CMBX NA BBB−.6 Index	B+/P	96,615	884,743	215,966	5/11/63	300 bp — Monthly	(118,835)
CMBX NA BBB−.6 Index	B+/P	107,255	1,022,476	249,586	5/11/63	300 bp — Monthly	(141,735)
CMBX NA BBB−.6 Index	B+/P	346,906	1,249,162	304,920	5/11/63	300 bp — Monthly	42,715
CMBX NA BBB−.6 Index	B+/P	207,104	1,290,291	314,960	5/11/63	300 bp — Monthly	(107,103)
CMBX NA BBB−.6 Index	B+/P	157,809	1,348,636	329,202	5/11/63	300 bp — Monthly	(170,606)
CMBX NA BBB−.6 Index	B+/P	183,902	1,573,409	384,069	5/11/63	300 bp — Monthly	(199,249)
CMBX NA BBB−.6 Index	B+/P	83,386	1,579,147	385,470	5/11/63	300 bp — Monthly	(301,163)
CMBX NA BBB−.6 Index	B+/P	243,062	1,581,060	385,937	5/11/63	300 bp — Monthly	(141,952)
CMBX NA BBB−.6 Index	B+/P	211,483	1,815,398	443,139	5/11/63	300 bp — Monthly	(230,597)
CMBX NA BBB−.6 Index	B+/P	222,998	1,963,652	479,327	5/11/63	300 bp — Monthly	(255,184)
CMBX NA BBB−.6 Index	B+/P	251,962	2,159,730	527,190	5/11/63	300 bp — Monthly	(273,968)
CMBX NA BBB−.6 Index	B+/P	251,962	2,159,730	527,190	5/11/63	300 bp — Monthly	(273,968)
CMBX NA BBB−.6 Index	B+/P	930,682	5,970,344	1,457,361	5/11/63	300 bp — Monthly	(523,196)
CMBX NA BBB−.7 Index	BB−/P	77,611	1,050,000	188,790	1/17/47	300 bp — Monthly	(110,567)
CMBX NA BBB−.7 Index	BB−/P	398,239	3,442,000	618,872	1/17/47	300 bp — Monthly	(218,624)
JPMorgan Securities LLC
CMBX NA BB.10 Index	B+/P	47,420	591,000	164,889	5/11/63	500 bp — Monthly	(116,894)
CMBX NA BBB−.12 Index	BBB−/P	51,073	1,198,000	107,101	8/17/61	300 bp — Monthly	(55,330)
CMBX NA BBB−.13 Index	BBB−/P	1,892	32,000	3,053	12/16/72	300 bp — Monthly	(1,142)
CMBX NA BBB−.13 Index	BBB−/P	8,560	47,000	4,484	12/16/72	300 bp — Monthly	4,104
CMBX NA BBB−.13 Index	BBB−/P	14,295	71,000	6,773	12/16/72	300 bp — Monthly	7,563
CMBX NA BBB−.13 Index	BBB−/P	4,737	80,000	7,632	12/16/72	300 bp — Monthly	(2,849)
CMBX NA BBB−.13 Index	BBB−/P	23,048	244,000	23,278	12/16/72	300 bp — Monthly	(88)

82 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB−.13 Index	BBB−/P	$24,798	$256,000	$24,422	12/16/72	300 bp — Monthly	$525
CMBX NA BBB−.14 Index	BBB−/P	39,034	631,000	61,144	12/16/72	300 bp — Monthly	(21,742)
CMBX NA BBB−.6 Index	B+/P	18,726,246	56,024,822	13,675,659	5/11/63	300 bp — Monthly	5,083,268
Merrill Lynch International
CMBX NA BB.6 Index	CCC+/P	1,226	5,707	2,402	5/11/63	500 bp — Monthly	(1,170)
CMBX NA BB.6 Index	CCC+/P	75,365	641,049	269,818	5/11/63	500 bp — Monthly	(193,829)
CMBX NA BBB−.6 Index	B+/P	3,338	11,478	2,802	5/11/63	300 bp — Monthly	542
CMBX NA BBB−.6 Index	B+/P	5,877,469	20,863,684	5,092,825	5/11/63	300 bp — Monthly	796,813
Morgan Stanley & Co. International PLC
CMBX NA BB.13 Index	BB−/P	18,044	194,000	24,735	12/16/72	500 bp — Monthly	(6,503)
CMBX NA BB.13 Index	BB−/P	18,179	198,000	25,245	12/16/72	500 bp — Monthly	(6,873)
CMBX NA BB.13 Index	BB−/P	21,553	235,000	29,963	12/16/72	500 bp — Monthly	(8,180)
CMBX NA BB.13 Index	BB−/P	37,958	396,000	50,490	12/16/72	500 bp — Monthly	(12,147)
CMBX NA BB.13 Index	BB−/P	55,679	579,000	73,823	12/16/72	500 bp — Monthly	(17,581)
CMBX NA BB.13 Index	BB−/P	194,713	2,108,000	268,770	12/16/72	500 bp — Monthly	(72,008)
CMBX NA BB.13 Index	BB−/P	278,363	2,973,000	379,058	12/16/72	500 bp — Monthly	(97,805)
CMBX NA BB.6 Index	CCC+/P	5,423	28,533	12,010	5/11/63	500 bp — Monthly	(6,559)
CMBX NA BB.6 Index	CCC+/P	16,168	126,498	53,243	5/11/63	500 bp — Monthly	(36,952)
CMBX NA BB.6 Index	CCC+/P	75,114	168,347	70,857	5/11/63	500 bp — Monthly	4,421
CMBX NA BB.6 Index	CCC+/P	103,320	233,973	98,479	5/11/63	500 bp — Monthly	5,068
CMBX NA BBB−.12 Index	BBB−/P	50,445	856,000	76,526	8/17/61	300 bp — Monthly	(25,582)
CMBX NA BBB−.12 Index	BBB−/P	126,273	2,941,000	262,925	8/17/61	300 bp — Monthly	(134,937)
CMBX NA BBB−.13 Index	BBB−/P	643	7,000	668	12/16/72	300 bp — Monthly	(21)
CMBX NA BBB−.13 Index	BBB−/P	2,834	51,000	4,865	12/16/72	300 bp — Monthly	(2,002)
CMBX NA BBB−.13 Index	BBB−/P	10,328	113,000	10,780	12/16/72	300 bp — Monthly	(386)

Diversified Income Trust 83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.14 Index	BBB−/P	$2,440	$50,000	$4,845	12/16/72	300 bp — Monthly	$(2,375)
CMBX NA BBB−.14 Index	BBB−/P	7,809	160,000	15,504	12/16/72	300 bp — Monthly	(7,602)
CMBX NA BBB−.14 Index	BBB−/P	9,598	194,000	18,799	12/16/72	300 bp — Monthly	(9,088)
CMBX NA BBB−.14 Index	BBB−/P	9,469	194,000	18,799	12/16/72	300 bp — Monthly	(9,217)
CMBX NA BBB−.14 Index	BBB−/P	27,125	446,000	43,217	12/16/72	300 bp — Monthly	(15,832)
CMBX NA BBB−.15 Index	BBB−/P	28,315	502,000	48,041	11/18/64	300 bp — Monthly	(19,434)
CMBX NA BBB−.15 Index	BBB−/P	154,163	2,602,000	249,011	11/18/64	300 bp — Monthly	(93,330)
CMBX NA BBB−.6 Index	B+/P	1,835	23,912	5,837	5/11/63	300 bp — Monthly	(3,988)
CMBX NA BBB−.6 Index	B+/P	2,506	28,694	7,004	5/11/63	300 bp — Monthly	(4,482)
CMBX NA BBB−.6 Index	B+/P	5,050	60,258	14,709	5/11/63	300 bp — Monthly	(9,624)
CMBX NA BBB−.6 Index	B+/P	5,394	68,867	16,810	5/11/63	300 bp — Monthly	(11,376)
CMBX NA BBB−.6 Index	B+/P	8,469	123,386	30,118	5/11/63	300 bp — Monthly	(21,577)
CMBX NA BBB−.6 Index	B+/P	8,583	124,342	30,352	5/11/63	300 bp — Monthly	(21,697)
CMBX NA BBB−.6 Index	B+/P	44,732	161,645	39,458	5/11/63	300 bp — Monthly	5,369
CMBX NA BBB−.6 Index	B+/P	72,622	263,988	64,440	5/11/63	300 bp — Monthly	8,337
CMBX NA BBB−.6 Index	B+/P	240,465	666,666	162,733	5/11/63	300 bp — Monthly	78,121
CMBX NA BBB−.6 Index	B+/P	121,038	1,747,488	426,562	5/11/63	300 bp — Monthly	(305,164)
CMBX NA BBB−.9 Index	BB+/P	22,230	229,000	23,381	9/17/58	300 bp — Monthly	(1,011)
Upfront premium received		58,158,893		Unrealized appreciation		7,377,275
Upfront premium (paid)		—		Unrealized (depreciation)		(42,159,881)
Total		$58,158,893		Total		$(34,782,606)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2022. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

84 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited)
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$944	$102,100	$8,270	5/11/63	(200 bp) — Monthly	$9,174
CMBX NA BB.10 Index	(1,135,828)	4,711,000	1,314,369	11/17/59	(500 bp) — Monthly	173,960
CMBX NA BB.10 Index	(166,877)	1,599,000	446,121	11/17/59	(500 bp) — Monthly	277,690
CMBX NA BB.10 Index	(138,486)	1,263,000	352,377	11/17/59	(500 bp) — Monthly	212,663
CMBX NA BB.10 Index	(304,980)	1,196,000	333,684	11/17/59	(500 bp) — Monthly	27,541
CMBX NA BB.11 Index	(148,735)	1,148,000	122,377	11/18/54	(500 bp) — Monthly	(27,474)
CMBX NA BB.11 Index	(14,231)	279,000	29,741	11/18/54	(500 bp) — Monthly	15,239
CMBX NA BB.11 Index	(4,098)	79,000	8,421	11/18/54	(500 bp) — Monthly	4,246
CMBX NA BB.11 Index	(2,612)	38,000	4,051	11/18/54	(500 bp) — Monthly	1,402
CMBX NA BB.11 Index	(650)	9,000	959	11/18/54	(500 bp) — Monthly	301
CMBX NA BB.8 Index	(506,145)	1,419,514	499,811	10/17/57	(500 bp) — Monthly	(7,715)
CMBX NA BB.8 Index	(144,401)	403,919	142,220	10/17/57	(500 bp) — Monthly	(2,574)
CMBX NA BB.8 Index	(13,907)	108,227	38,107	10/17/57	(500 bp) — Monthly	24,095
CMBX NA BB.8 Index	(176)	966	340	10/17/57	(500 bp) — Monthly	164
CMBX NA BBB−.10 Index	(163,690)	1,338,000	149,053	11/17/59	(300 bp) — Monthly	(15,417)
CMBX NA BBB−.10 Index	(199,963)	1,163,000	129,558	11/17/59	(300 bp) — Monthly	(71,083)
CMBX NA BBB−.10 Index	(78,143)	613,000	68,288	11/17/59	(300 bp) — Monthly	(10,213)
CMBX NA BBB−.10 Index	(35,980)	155,000	17,267	11/17/59	(300 bp) — Monthly	(18,804)
CMBX NA BBB−.10 Index	(25,050)	105,000	11,697	11/17/59	(300 bp) — Monthly	(13,415)
CMBX NA BBB−.10 Index	(18,118)	83,000	9,246	11/17/59	(300 bp) — Monthly	(8,920)
CMBX NA BBB−.10 Index	(16,758)	77,000	8,578	11/17/59	(300 bp) — Monthly	(8,225)
CMBX NA BBB−.10 Index	(1,275)	10,000	1,114	11/17/59	(300 bp) — Monthly	(167)
CMBX NA BBB−.11 Index	(182,977)	560,000	44,744	11/18/54	(300 bp) — Monthly	(138,559)
CMBX NA BBB−.11 Index	(9,714)	66,000	5,273	11/18/54	(300 bp) — Monthly	(4,479)

Diversified Income Trust 85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.11 Index	$(3,201)	$10,000	$799	11/18/54	(300 bp) — Monthly	$(2,408)
CMBX NA BBB−.12 Index	(546,451)	1,636,000	146,258	8/17/61	(300 bp) — Monthly	(401,147)
CMBX NA BBB−.12 Index	(503,662)	1,449,000	129,541	8/17/61	(300 bp) — Monthly	(374,967)
CMBX NA BBB−.12 Index	(319,733)	1,417,000	126,680	8/17/61	(300 bp) — Monthly	(193,879)
CMBX NA BBB−.12 Index	(273,332)	818,000	73,129	8/17/61	(300 bp) — Monthly	(200,679)
CMBX NA BBB−.12 Index	(6,402)	93,000	8,314	8/17/61	(300 bp) — Monthly	1,858
CMBX NA BBB−.12 Index	(31,987)	91,000	8,135	8/17/61	(300 bp) — Monthly	(23,905)
CMBX NA BBB−.12 Index	(2,760)	46,000	4,112	8/17/61	(300 bp) — Monthly	1,325
CMBX NA BBB−.12 Index	(11,274)	33,000	2,950	8/17/61	(300 bp) — Monthly	(8,343)
CMBX NA BBB−.13 Index	(40,889)	803,000	76,606	12/16/72	(300 bp) — Monthly	35,249
CMBX NA BBB−.13 Index	(40,492)	803,000	76,606	12/16/72	(300 bp) — Monthly	35,646
CMBX NA BBB−.13 Index	(13,627)	233,000	22,228	12/16/72	(300 bp) — Monthly	8,466
CMBX NA BBB−.13 Index	(7,775)	142,000	13,547	12/16/72	(300 bp) — Monthly	5,689
CMBX NA BBB−.6 Index	(1,127,919)	3,883,306	947,915	5/11/63	(300 bp) — Monthly	(182,269)
CMBX NA BBB−.6 Index	(485,358)	1,886,177	460,416	5/11/63	(300 bp) — Monthly	(26,043)
CMBX NA BBB−.6 Index	(269,166)	1,036,824	253,089	5/11/63	(300 bp) — Monthly	(16,683)
CMBX NA BBB−.7 Index	(39,813)	182,000	32,724	1/17/47	(300 bp) — Monthly	(7,195)
CMBX NA BBB−.8 Index	(501,226)	3,171,000	412,230	10/17/57	(300 bp) — Monthly	(90,846)
CMBX NA BBB−.8 Index	(503,208)	3,171,000	412,230	10/17/57	(300 bp) — Monthly	(92,827)
CMBX NA BBB−.8 Index	(492,515)	3,147,000	409,110	10/17/57	(300 bp) — Monthly	(85,241)
CMBX NA BBB−.8 Index	(324,687)	2,078,000	270,140	10/17/57	(300 bp) — Monthly	(55,760)
CMBX NA BBB−.8 Index	(258,529)	1,942,000	252,460	10/17/57	(300 bp) — Monthly	(7,202)
CMBX NA BBB−.8 Index	(203,953)	1,425,000	185,250	10/17/57	(300 bp) — Monthly	(19,534)
CMBX NA BBB−.8 Index	(109,612)	790,000	102,700	10/17/57	(300 bp) — Monthly	(7,373)

86 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.8 Index	$(54,667)	$394,000	$51,220	10/17/57	(300 bp) — Monthly	$(3,677)
CMBX NA BBB−.9 Index	(119,951)	507,000	51,765	9/17/58	(300 bp) — Monthly	(68,483)
Credit Suisse International
CMBX NA BB.10 Index	(467,516)	3,504,000	977,616	11/17/59	(500 bp) — Monthly	506,692
CMBX NA BB.10 Index	(415,378)	3,493,000	974,547	11/17/59	(500 bp) — Monthly	555,772
CMBX NA BB.10 Index	(227,964)	1,834,000	511,686	11/17/59	(500 bp) — Monthly	281,938
CMBX NA BB.8 Index	(350)	1,933	680	10/17/57	(500 bp) — Monthly	328
CMBX NA BBB−.7 Index	(83,041)	1,059,000	190,408	1/17/47	(300 bp) — Monthly	106,749
Goldman Sachs International
CMBX NA A.6 Index	(10,136)	142,012	11,503	5/11/63	(200 bp) — Monthly	1,311
CMBX NA A.6 Index	(5,070)	48,265	3,910	5/11/63	(200 bp) — Monthly	(1,179)
CMBX NA A.6 Index	(4,773)	43,624	3,534	5/11/63	(200 bp) — Monthly	(1,257)
CMBX NA A.6 Index	(3,488)	33,415	2,707	5/11/63	(200 bp) — Monthly	(794)
CMBX NA A.6 Index	(2,713)	25,989	2,105	5/11/63	(200 bp) — Monthly	(618)
CMBX NA A.6 Index	(2,713)	25,989	2,105	5/11/63	(200 bp) — Monthly	(618)
CMBX NA A.6 Index	(872)	9,282	752	5/11/63	(200 bp) — Monthly	(124)
CMBX NA A.6 Index	(96)	928	75	5/11/63	(200 bp) — Monthly	(21)
CMBX NA BB.10 Index	(29,639)	131,000	36,549	11/17/59	(500 bp) — Monthly	6,783
CMBX NA BB.7 Index	(17,367)	106,000	32,945	1/17/47	(500 bp) — Monthly	15,474
CMBX NA BB.8 Index	(792,530)	2,184,834	769,280	10/17/57	(500 bp) — Monthly	(25,371)
CMBX NA BB.8 Index	(793,894)	2,184,834	769,280	10/17/57	(500 bp) — Monthly	(26,735)
CMBX NA BB.8 Index	(600,575)	1,705,543	600,522	10/17/57	(500 bp) — Monthly	(1,712)
CMBX NA BB.8 Index	(588,521)	1,579,922	556,291	10/17/57	(500 bp) — Monthly	(33,766)
CMBX NA BB.8 Index	(578,767)	1,518,078	534,515	10/17/57	(500 bp) — Monthly	(45,728)

Diversified Income Trust 87

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BB.8 Index	$(4,192)	$35,754	$12,589	10/17/57	(500 bp) — Monthly	$8,362
CMBX NA BB.9 Index	(78,324)	492,000	116,506	9/17/58	(500 bp) — Monthly	37,704
CMBX NA BB.9 Index	(10,382)	65,000	15,392	9/17/58	(500 bp) — Monthly	4,946
CMBX NA BB.9 Index	(2,380)	20,000	4,736	9/17/58	(500 bp) — Monthly	2,337
CMBX NA BB.9 Index	(505)	13,000	3,078	9/17/58	(500 bp) — Monthly	2,561
CMBX NA BBB−.10 Index	(8,311)	38,000	4,233	11/17/59	(300 bp) — Monthly	(4,100)
CMBX NA BBB−.12 Index	(7,408)	38,000	3,397	8/17/61	(300 bp) — Monthly	(4,033)
CMBX NA BBB−.12 Index	(9,118)	27,000	2,414	8/17/61	(300 bp) — Monthly	(6,720)
CMBX NA BBB−.13 Index	(2,955)	39,000	3,721	12/16/72	(300 bp) — Monthly	743
CMBX NA BBB−.6 Index	(1,816,213)	6,374,935	1,556,122	5/11/63	(300 bp) — Monthly	(263,810)
CMBX NA BBB−.6 Index	(5,649)	21,999	5,370	5/11/63	(300 bp) — Monthly	(292)
CMBX NA BBB−.7 Index	(410,020)	5,000,000	899,000	1/17/47	(300 bp) — Monthly	486,063
CMBX NA BBB−.8 Index	(167,282)	1,293,000	168,090	10/17/57	(300 bp) — Monthly	54
CMBX NA BBB−.8 Index	(2,509)	16,000	2,080	10/17/57	(300 bp) — Monthly	(438)
CMBX NA BBB−.8 Index	(154)	1,000	130	10/17/57	(300 bp) — Monthly	(25)
JPMorgan Securities LLC
CMBX NA BB.17 Index	(7,105,388)	14,511,000	4,510,019	1/17/47	(500 bp) — Monthly	(2,609,476)
CMBX NA BB.8 Index	(34,198)	66,676	23,476	10/17/57	(500 bp) — Monthly	(10,786)
CMBX NA BB.9 Index	(1,074,893)	2,175,000	515,040	9/17/58	(500 bp) — Monthly	(561,968)
CMBX NA BBB−.10 Index	(111,816)	678,000	75,529	11/17/59	(300 bp) — Monthly	(36,683)
CMBX NA BBB−.10 Index	(126,770)	450,000	50,130	11/17/59	(300 bp) — Monthly	(76,902)
CMBX NA BBB−.10 Index	(98,613)	331,000	36,873	11/17/59	(300 bp) — Monthly	(61,932)
CMBX NA BBB−.10 Index	(10,453)	92,000	10,249	11/17/59	(300 bp) — Monthly	(258)
CMBX NA BBB−.11 Index	(62,772)	200,000	15,980	11/18/54	(300 bp) — Monthly	(46,909)

88 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB−.12 Index	$(123,279)	$353,000	$31,558	8/17/61	(300 bp) — Monthly	$(91,927)
CMBX NA BBB−.12 Index	(586)	15,000	1,341	8/17/61	(300 bp) — Monthly	746
CMBX NA BBB−.14 Index	(3,109)	51,000	4,942	12/16/72	(300 bp) — Monthly	1,804
CMBX NA BBB−.6 Index	(1,943,131)	7,295,068	1,780,726	5/11/63	(300 bp) — Monthly	(166,660)
CMBX NA BBB−.6 Index	(1,151,484)	4,065,037	992,276	5/11/63	(300 bp) — Monthly	(161,580)
CMBX NA BBB−.7 Index	(4,366,588)	18,600,000	3,344,280	1/17/47	(300 bp) — Monthly	(1,033,159)
CMBX NA BBB−.8 Index	(28,583)	206,000	26,780	10/17/57	(300 bp) — Monthly	(1,923)
Merrill Lynch International
CMBX NA BB.10 Index	(181,851)	3,196,000	891,684	11/17/59	(500 bp) — Monthly	706,726
CMBX NA BB.7 Index	(9,888)	57,000	17,716	1/17/47	(500 bp) — Monthly	7,772
CMBX NA BBB−.10 Index	(10,617)	49,000	5,459	11/17/59	(300 bp) — Monthly	(5,187)
CMBX NA BBB−.7 Index	(89,077)	1,087,000	195,443	1/17/47	(300 bp) — Monthly	105,732
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	(10,140)	96,531	7,819	5/11/63	(200 bp) — Monthly	(2,359)
CMBX NA A.6 Index	(3,488)	33,415	2,707	5/11/63	(200 bp) — Monthly	(794)
CMBX NA A.6 Index	(1,931)	18,564	1,504	5/11/63	(200 bp) — Monthly	(435)
CMBX NA A.6 Index	(1,817)	17,635	1,428	5/11/63	(200 bp) — Monthly	(395)
CMBX NA A.6 Index	(1,370)	14,851	1,203	5/11/63	(200 bp) — Monthly	(173)
CMBX NA A.6 Index	(1,178)	12,066	977	5/11/63	(200 bp) — Monthly	(205)
CMBX NA A.6 Index	(503)	5,569	451	5/11/63	(200 bp) — Monthly	(54)
CMBX NA BB.10 Index	(164,027)	1,564,000	436,356	11/17/59	(500 bp) — Monthly	270,808
CMBX NA BB.10 Index	(37,576)	160,000	44,640	11/17/59	(500 bp) — Monthly	6,908
CMBX NA BB.7 Index	(192,058)	996,000	309,557	1/17/47	(500 bp) — Monthly	116,531
CMBX NA BB.7 Index	(158,631)	786,000	244,289	1/17/47	(500 bp) — Monthly	84,894

Diversified Income Trust 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.7 Index	$(131,172)	$701,000	$217,871	1/17/47	(500 bp) — Monthly	$86,017
CMBX NA BB.7 Index	(134,942)	671,000	208,547	1/17/47	(500 bp) — Monthly	72,953
CMBX NA BB.8 Index	(621,917)	1,733,566	610,389	10/17/57	(500 bp) — Monthly	(13,214)
CMBX NA BB.8 Index	(387,993)	1,067,776	375,964	10/17/57	(500 bp) — Monthly	(13,066)
CMBX NA BB.8 Index	(296,624)	812,669	286,141	10/17/57	(500 bp) — Monthly	(11,273)
CMBX NA BB.8 Index	(148,488)	406,818	143,241	10/17/57	(500 bp) — Monthly	(5,644)
CMBX NA BB.8 Index	(22,467)	59,911	21,095	10/17/57	(500 bp) — Monthly	(1,430)
CMBX NA BB.8 Index	(20,269)	39,619	13,950	10/17/57	(500 bp) — Monthly	(6,358)
CMBX NA BB.9 Index	(141,628)	1,064,000	251,955	9/17/58	(500 bp) — Monthly	109,293
CMBX NA BB.9 Index	(128,586)	855,000	202,464	9/17/58	(500 bp) — Monthly	73,047
CMBX NA BB.9 Index	(2,505)	71,000	16,813	9/17/58	(500 bp) — Monthly	14,239
CMBX NA BB.9 Index	(2,339)	38,000	8,998	9/17/58	(500 bp) — Monthly	6,622
CMBX NA BB.9 Index	(2,461)	18,000	4,262	9/17/58	(500 bp) — Monthly	1,784
CMBX NA BB.9 Index	(547)	14,000	3,315	9/17/58	(500 bp) — Monthly	2,754
CMBX NA BB.9 Index	(1,514)	10,000	2,368	9/17/58	(500 bp) — Monthly	845
CMBX NA BB.9 Index	(347)	7,000	1,658	9/17/58	(500 bp) — Monthly	1,304
CMBX NA BB.9 Index	(431)	7,000	1,658	9/17/58	(500 bp) — Monthly	1,220
CMBX NA BB.9 Index	(757)	5,000	1,184	9/17/58	(500 bp) — Monthly	422
CMBX NA BB.9 Index	(54)	1,000	237	9/17/58	(500 bp) — Monthly	182
CMBX NA BBB−.10 Index	(288,475)	2,338,000	260,453	11/17/59	(300 bp) — Monthly	(29,386)
CMBX NA BBB−.10 Index	(144,191)	1,665,000	185,481	11/17/59	(300 bp) — Monthly	40,319
CMBX NA BBB−.10 Index	(160,942)	1,269,000	141,367	11/17/59	(300 bp) — Monthly	(20,316)
CMBX NA BBB−.10 Index	(166,387)	987,000	109,952	11/17/59	(300 bp) — Monthly	(57,011)

90 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.10 Index	$(83,477)	$385,000	$42,889	11/17/59	(300 bp) — Monthly	$(40,813)
CMBX NA BBB−.10 Index	(73,306)	339,000	37,765	11/17/59	(300 bp) — Monthly	(35,740)
CMBX NA BBB−.10 Index	(17,975)	76,000	8,466	11/17/59	(300 bp) — Monthly	(9,553)
CMBX NA BBB−.10 Index	(16,090)	66,000	7,352	11/17/59	(300 bp) — Monthly	(8,776)
CMBX NA BBB−.10 Index	(7,309)	61,000	6,795	11/17/59	(300 bp) — Monthly	(549)
CMBX NA BBB−.10 Index	(8,950)	41,000	4,567	11/17/59	(300 bp) — Monthly	(4,406)
CMBX NA BBB−.10 Index	(8,954)	39,000	4,345	11/17/59	(300 bp) — Monthly	(4,632)
CMBX NA BBB−.10 Index	(2,537)	20,000	2,228	11/17/59	(300 bp) — Monthly	(320)
CMBX NA BBB−.11 Index	(191,080)	1,214,000	96,999	11/18/54	(300 bp) — Monthly	(94,790)
CMBX NA BBB−.11 Index	(6,355)	112,000	8,949	11/18/54	(300 bp) — Monthly	2,529
CMBX NA BBB−.12 Index	(221,082)	973,000	86,986	8/17/61	(300 bp) — Monthly	(134,664)
CMBX NA BBB−.12 Index	(58,425)	189,000	16,897	8/17/61	(300 bp) — Monthly	(41,638)
CMBX NA BBB−.12 Index	(1,154)	28,000	2,503	8/17/61	(300 bp) — Monthly	1,333
CMBX NA BBB−.13 Index	(5,978)	97,000	9,254	12/16/72	(300 bp) — Monthly	3,219
CMBX NA BBB−.6 Index	(2,066,357)	7,130,554	1,740,568	5/11/63	(300 bp) — Monthly	(329,949)
CMBX NA BBB−.7 Index	(7,132)	70,000	12,586	1/17/47	(300 bp) — Monthly	5,413
CMBX NA BBB−.7 Index	(187,298)	2,950,000	530,410	1/17/47	(300 bp) — Monthly	341,391
CMBX NA BBB−.8 Index	(836,165)	5,375,000	698,750	10/17/57	(300 bp) — Monthly	(140,550)
CMBX NA BBB−.8 Index	(426,068)	2,717,000	353,210	10/17/57	(300 bp) — Monthly	(74,442)
CMBX NA BBB−.8 Index	(264,154)	2,082,000	270,660	10/17/57	(300 bp) — Monthly	5,292
CMBX NA BBB−.8 Index	(264,804)	2,082,000	270,660	10/17/57	(300 bp) — Monthly	4,642
CMBX NA BBB−.8 Index	(280,668)	1,961,000	254,930	10/17/57	(300 bp) — Monthly	(26,882)
CMBX NA BBB−.8 Index	(149,053)	962,000	125,060	10/17/57	(300 bp) — Monthly	(24,554)

Diversified Income Trust 91

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.8 Index	$(133,750)	$856,000	$111,280	10/17/57	(300 bp) — Monthly	$(22,969)
CMBX NA BBB−.8 Index	(17,631)	130,000	16,900	10/17/57	(300 bp) — Monthly	(807)
CMBX NA BBB−.8 Index	(17,713)	130,000	16,900	10/17/57	(300 bp) — Monthly	(888)
CMBX NA BBB−.8 Index	(15,432)	99,000	12,870	10/17/57	(300 bp) — Monthly	(2,620)
CMBX NA BBB−.8 Index	(157)	1,000	130	10/17/57	(300 bp) — Monthly	(25)
Upfront premium received	944		Unrealized appreciation		4,929,266
Upfront premium (paid)	(42,035,693)		Unrealized (depreciation)		(8,639,877)
Total	$(42,034,749)		Total		$(3,710,611)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

92 Diversified Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$8,386,108	$—
Convertible bonds and notes	—	116,842,237	—
Corporate bonds and notes	—	325,326,299	—
Foreign government and agency bonds and notes	—	185,075,725	—
Mortgage-backed securities	—	833,655,884	—
Purchased options outstanding	—	300	—
Purchased swap options outstanding	—	70,083,503	—
Senior loans	—	31,350,083	—
U.S. government and agency mortgage obligations	—	1,581,252,437	—
U.S. treasury obligations	—	3,673,587	—
Warrants	—	—	18
Short-term investments	16,277,000	482,876,898	—
Totals by level	$16,277,000	$3,638,523,061	$18

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(5,983,911)	$—
Futures contracts	28,381,208	—	—
Written options outstanding	—	(6,819,900)	—
Written swap options outstanding	—	(112,145,366)	—
Forward premium swap option contracts	—	(16,988,456)	—
TBA sale commitments	—	(1,532,986,058)	—
Interest rate swap contracts	—	26,645,177	—
Total return swap contracts	—	(1,475,595)	—
Credit default contracts	—	(54,617,361)	—
Totals by level	$28,381,208	$(1,704,371,470)	$—
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 93

Statement of assets and liabilities 3/31/22 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $3,608,297,394)	$3,451,712,933
Affiliated issuers (identified cost $203,087,146) (Note 5)	203,087,146
Cash	375,153
Foreign currency (cost $7,305) (Note 1)	5,725
Interest and other receivables	21,534,173
Receivable for shares of the fund sold	8,743,677
Receivable for investments sold	765,650
Receivable for sales of TBA securities (Note 1)	1,024,628,056
Receivable for variation margin on centrally cleared swap contracts (Note 1)	21,529,812
Unrealized appreciation on forward currency contracts (Note 1)	1,575,988
Unrealized appreciation on forward premium swap option contracts (Note 1)	104,129,636
Unrealized appreciation on OTC swap contracts (Note 1)	12,306,541
Premium paid on OTC swap contracts (Note 1)	42,035,693
Prepaid assets	68,228
Total assets	4,892,498,411

LIABILITIES
Payable for investments purchased	2,799,360
Payable for purchases of TBA securities (Note 1)	1,072,406,150
Payable for shares of the fund repurchased	3,857,040
Payable for compensation of Manager (Note 2)	853,169
Payable for custodian fees (Note 2)	111,816
Payable for investor servicing fees (Note 2)	490,150
Payable for Trustee compensation and expenses (Note 2)	816,349
Payable for administrative services (Note 2)	6,326
Payable for distribution fees (Note 2)	609,277
Payable for variation margin on futures contracts (Note 1)	1,776,797
Payable for variation margin on centrally cleared swap contracts (Note 1)	21,943,237
Unrealized depreciation on OTC swap contracts (Note 1)	52,275,353
Premium received on OTC swap contracts (Note 1)	58,159,837
Unrealized depreciation on forward currency contracts (Note 1)	7,559,899
Unrealized depreciation on forward premium swap option contracts (Note 1)	121,118,092
Written options outstanding, at value (premiums $99,530,737) (Note 1)	118,965,266
TBA sale commitments, at value (proceeds receivable $1,555,968,320) (Note 1)	1,532,986,058
Collateral on certain derivative contracts, at value (Notes 1 and 9)	19,950,587
Other accrued expenses	386,014
Total liabilities	3,017,070,777

Net assets	$1,875,427,634

(Continued on next page)

94 Diversified Income Trust

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,390,061,857
Total distributable earnings (Note 1)	(1,514,634,223)
Total — Representing net assets applicable to capital shares outstanding	$1,875,427,634

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($689,419,245 divided by 113,954,370 shares)	$6.05
Offering price per class A share (100/96.00 of $6.05)*	$6.30
Net asset value and offering price per class B share ($5,519,220 divided by 924,361 shares)**	$5.97
Net asset value and offering price per class C share ($154,717,485 divided by 26,161,846 shares)**	$5.91
Net asset value and redemption price per class M share
($70,290,644 divided by 11,917,580 shares)	$5.90
Offering price per class M share (100/96.75 of $5.90)†	$6.10
Net asset value, offering price and redemption price per class R share
($1,983,395 divided by 333,522 shares)	$5.95
Net asset value, offering price and redemption price per class R6 share
($30,160,881 divided by 5,049,649 shares)	$5.97
Net asset value, offering price and redemption price per class Y share
($923,336,764 divided by 154,345,212 shares)	$5.98

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 95

Statement of operations Six months ended 3/31/22 (Unaudited)

INVESTMENT INCOME
Interest (net of foreign tax of $17,978 ) (including interest income of $126,638 from investments
in affiliated issuers) (Note 5)	$56,236,725
Total investment income	56,236,725

EXPENSES
Compensation of Manager (Note 2)	5,569,510
Investor servicing fees (Note 2)	1,565,546
Custodian fees (Note 2)	178,344
Trustee compensation and expenses (Note 2)	40,366
Distribution fees (Note 2)	2,054,558
Administrative services (Note 2)	32,791
Other	498,898
Total expenses	9,940,013
Expense reduction (Note 2)	(2,310)
Net expenses	9,937,703

Net investment income	46,299,022

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(138,421,402)
Net increase from payments by affiliates (Note 2)	763,493
Foreign currency transactions (Note 1)	87,809
Forward currency contracts (Note 1)	(11,128,841)
Futures contracts (Note 1)	68,680,693
Swap contracts (Note 1)	(172,025,965)
Written options (Note 1)	(23,706,141)
Total net realized loss	(275,750,354)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	39,798,657
Assets and liabilities in foreign currencies	13,547
Forward currency contracts	1,804,898
Futures contracts	21,855,391
Swap contracts	139,040,890
Written options	(61,429,845)
Total change in net unrealized appreciation	141,083,538

Net loss on investments	(134,666,816)

Net decrease in net assets resulting from operations	$(88,367,794)

The accompanying notes are an integral part of these financial statements.

96 Diversified Income Trust

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/22*	Year ended 9/30/21
Operations
Net investment income	$46,299,022	$109,151,160
Net realized loss on investments
and foreign currency transactions	(275,750,354)	(17,652,021)
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	141,083,538	2,003,793
Net increase (decrease) in net assets resulting
from operations	(88,367,794)	93,502,932
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(13,714,645)	(26,576,301)
Class B	(95,944)	(259,038)
Class C	(2,708,040)	(6,620,739)
Class M	(1,320,126)	(2,464,952)
Class R	(36,065)	(64,401)
Class R6	(603,480)	(1,128,173)
Class Y	(20,714,825)	(48,700,361)
From return of capital
Class A	—	(3,674,411)
Class B	—	(35,814)
Class C	—	(915,377)
Class M	—	(340,802)
Class R	—	(8,904)
Class R6	—	(155,980)
Class Y	—	(6,733,261)
Decrease from capital share transactions (Note 4)	(470,593,407)	(549,625,383)
Total decrease in net assets	(598,154,326)	(553,800,965)

NET ASSETS
Beginning of period	2,473,581,960	3,027,382,925
End of period	$1,875,427,634	$2,473,581,960

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 97

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From return	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
March 31, 2022**	$6.41	.13	(.38)	(.25)	(.11)	—	(.11)	$6.05	(3.86)*	$689,419	.50*	2.15*	947*
September 30, 2021	6.45	.25	(.06)	.19	(.20)	(.03)	(.23)	6.41	2.83	817,914.97		3.80	1,277
September 30, 2020	6.99	.25	(.52)	(.27)	(.27)	—	(.27)	6.45	(3.91)	890,025.99		3.78	1,110
September 30, 2019	6.96	.28	.06	.34	(.31)	—	(.31)	6.99	5.00	1,109,333.98		4.05	701
September 30, 2018	7.07	.31	(.04)	.27	(.38)	—	(.38)	6.96	3.81	1,293,136.98		4.39	580
September 30, 2017	6.86	.32	.29	.61	(.40)	—	(.40)	7.07	9.04	1,210,996.99		4.54	937
Class B
March 31, 2022**	$6.33	.10[e]	(.37)	(.27)	(.09)	—	(.09)	$5.97	(4.27)*	$5,519	.88*	1.63*e	947*
September 30, 2021	6.37	.20	(.06)	.14	(.16)	(.02)	(.18)	6.33	2.09	7,974	1.72	2.96	1,277
September 30, 2020	6.91	.20	(.52)	(.32)	(.22)	—	(.22)	6.37	(4.67)	12,991	1.74	2.99	1,110
September 30, 2019	6.88	.23	.05	.28	(.25)	—	(.25)	6.91	4.26	19,923	1.73	3.31	701
September 30, 2018	6.99	.25	(.04)	.21	(.32)	—	(.32)	6.88	3.05	29,465	1.73	3.65	580
September 30, 2017	6.79	.26	.28	.54	(.34)	—	(.34)	6.99	8.17	43,182	1.74	3.79	937
Class C
March 31, 2022**	$6.27	.11	(.38)	(.27)	(.09)	—	(.09)	$5.91	(4.31)*	$154,717	.88*	1.78*	947*
September 30, 2021	6.31	.20	(.06)	.14	(.16)	(.02)	(.18)	6.27	2.13	218,082	1.72	3.05	1,277
September 30, 2020	6.85	.20	(.52)	(.32)	(.22)	—	(.22)	6.31	(4.70)	325,092	1.74	3.04	1,110
September 30, 2019	6.82	.22	.07	.29	(.26)	—	(.26)	6.85	4.31	484,676	1.73	3.33	701
September 30, 2018	6.94	.25	(.04)	.21	(.33)	—	(.33)	6.82	3.00	600,600	1.73	3.65	580
September 30, 2017	6.75	.26	.27	.53	(.34)	—	(.34)	6.94	8.07	607,113	1.74	3.80	937
Class M
March 31, 2022**	$6.25	.12	(.36)	(.24)	(.11)	—	(.11)	$5.90	(3.89)*	$70,291	.63*	1.98*	947*
September 30, 2021	6.30	.23	(.06)	.17	(.19)	(.03)	(.22)	6.25	2.53	78,270	1.22	3.51	1,277
September 30, 2020	6.84	.23	(.51)	(.28)	(.26)	—	(.26)	6.30	(4.19)	86,104	1.24	3.49	1,110
September 30, 2019	6.82	.25	.06	.31	(.29)	—	(.29)	6.84	4.75	111,949	1.23	3.76	701
September 30, 2018	6.94	.28	(.04)	.24	(.36)	—	(.36)	6.82	3.53	118,582	1.23	4.11	580
September 30, 2017	6.75	.29	.28	.57	(.38)	—	(.38)	6.94	8.67	129,640	1.24	4.26	937
Class R
March 31, 2022**	$6.31	.12	(.37)	(.25)	(.11)	—	(.11)	$5.95	(4.01)*	$1,983	.63*	2.04*	947*
September 30, 2021	6.35	.23	(.05)	.18	(.19)	(.03)	(.22)	6.31	2.67	2,120	1.22	3.56	1,277
September 30, 2020	6.89	.23	(.52)	(.29)	(.25)	—	(.25)	6.35	(4.18)	2,120	1.24	3.52	1,110
September 30, 2019	6.87	.25	.06	.31	(.29)	—	(.29)	6.89	4.70	2,423	1.23	3.74	701
September 30, 2018	6.98	.29	(.04)	.25	(.36)	—	(.36)	6.87	3.64	2,404	1.23	4.13	580
September 30, 2017	6.78	.30	.28	.58	(.38)	—	(.38)	6.98	8.74	2,559	1.24	4.29	937

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

98 Diversified Income Trust	Diversified Income Trust 99

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From return	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
March 31, 2022**	$6.33	.15	(.38)	(.23)	(.13)	—	(.13)	$5.97	(3.72)*	$30,161	.33*	2.40 *	947*
September 30, 2021	6.38	.27	(.07)	.20	(.22)	(.03)	(.25)	6.33	3.07	24,944.63		4.16	1,277
September 30, 2020	6.92	.27	(.52)	(.25)	(.29)	—	(.29)	6.38	(3.60)	36,162.64		4.14	1,110
September 30, 2019	6.89	.30	.06	.36	(.33)	—	(.33)	6.92	5.42	17,243.64		4.38	701
September 30, 2018	7.00	.33	(.04)	.29	(.40)	—	(.40)	6.89	4.20	14,848.64		4.75	580
September 30, 2017	6.80	.34	.28	.62	(.42)	—	(.42)	7.00	9.34	11,032.65		4.90	937
Class Y
March 31, 2022**	$6.34	.14	(.38)	(.24)	(.12)	—	(.12)	$5.98	(3.80)*	$923,337	.38*	2.33*	947*
September 30, 2021	6.38	.27	(.07)	.20	(.21)	(.03)	(.24)	6.34	3.08	1,324,278.72		4.10	1,277
September 30, 2020	6.91	.27	(.52)	(.25)	(.28)	—	(.28)	6.38	(3.60)	1,674,889.74		4.07	1,110
September 30, 2019	6.88	.29	.06	.35	(.32)	—	(.32)	6.91	5.30	2,529,128.73		4.33	701
September 30, 2018	7.00	.32	(.05)	.27	(.39)	—	(.39)	6.88	3.95	2,661,444.73		4.64	580
September 30, 2017	6.80	.33	.28	.61	(.41)	—	(.41)	7.00	9.24	1,592,134.74		4.79	937

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions or redemptions into or out of the class.

The accompanying notes are an integral part of these financial statements.

100 Diversified Income Trust	Diversified Income Trust 101

Notes to financial statements 3/31/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2021 through March 31, 2022.

Putnam Diversified Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). The fund currently has significant investment exposure to residential and commercial mortgage-backed securities. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class M, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses

102 Diversified Income Trust

unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain

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other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor

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contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

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OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse

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guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

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At the close of the reporting period, the fund had a net liability position of $145,965,094 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $139,567,227 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$685,662,217	$231,705,562	$917,367,779

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $2,288,973,750, resulting in gross unrealized appreciation and depreciation of $202,018,572 and $512,182,505, respectively, or net unrealized depreciation of $310,163,933.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

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Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,
0.650%	of the next $5 billion,	0.480%	of the next $50 billion,
0.600%	of the next $10 billion,	0.470%	of the next $100 billion and
0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.265% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $763,493 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

Diversified Income Trust 109

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$562,024	Class R	1,539
Class B	4,906	Class R6	7,308
Class C	136,297	Class Y	797,801
Class M	55,671	Total	$1,565,546

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,310 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,360, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$929,059
Class B	1.00%	1.00%	32,539
Class C	1.00%	1.00%	903,833
Class M	1.00%	0.50%	184,042
Class R	1.00%	0.50%	5,085
Total			$2,054,558

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $13,206 and no monies from the sale of class A and class M shares, respectively, and received $199 and $508 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $41 on class A redemptions.

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Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$21,044,399,399	$21,933,701,507
U.S. government securities (Long-term)	—	—
Total	$21,044,399,399	$21,933,701,507

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class A	Shares	Amount	Shares	Amount
Shares sold	6,067,701	$37,654,430	22,816,622	$153,529,073
Shares issued in connection with
reinvestment of distributions	2,007,602	12,376,597	4,078,828	27,220,249
	8,075,303	50,031,027	26,895,450	180,749,322
Shares repurchased	(21,694,120)	(134,230,131)	(37,245,609)	(248,475,852)
Net decrease	(13,618,817)	$(84,199,104)	(10,350,159)	$(67,726,530)

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class B	Shares	Amount	Shares	Amount
Shares sold	5,642	$34,441	8,742	$58,148
Shares issued in connection with
reinvestment of distributions	14,959	91,093	40,943	270,144
	20,601	125,534	49,685	328,292
Shares repurchased	(356,365)	(2,186,332)	(828,600)	(5,463,049)
Net decrease	(335,764)	$(2,060,798)	(778,915)	$(5,134,757)

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class C	Shares	Amount	Shares	Amount
Shares sold	483,478	$2,917,844	2,452,912	$16,126,866
Shares issued in connection with
reinvestment of distributions	405,124	2,443,420	1,061,390	6,935,302
	888,602	5,361,264	3,514,302	23,062,168
Shares repurchased	(9,514,251)	(57,675,851)	(20,209,637)	(132,680,636)
Net decrease	(8,625,649)	$(52,314,587)	(16,695,335)	$(109,618,468)

Diversified Income Trust 111

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class M	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	—	—	—	—
Shares repurchased	(596,010)	(3,589,865)	(1,145,077)	(7,492,113)
Net decrease	(596,010)	$(3,589,865)	(1,145,077)	$(7,492,113)

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class R	Shares	Amount	Shares	Amount
Shares sold	13,172	$79,524	87,795	$583,083
Shares issued in connection with
reinvestment of distributions	5,790	35,081	10,855	71,314
	18,962	114,605	98,650	654,397
Shares repurchased	(21,607)	(130,858)	(96,141)	(644,060)
Net increase (decrease)	(2,645)	$(16,253)	2,509	$10,337

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	2,558,742	$15,659,336	1,220,574	$8,098,132
Shares issued in connection with
reinvestment of distributions	78,176	475,580	191,070	1,260,223
	2,636,918	16,134,916	1,411,644	9,358,355
Shares repurchased	(1,525,647)	(9,271,217)	(3,142,326)	(20,440,899)
Net increase (decrease)	1,111,271	$6,863,699	(1,730,682)	$(11,082,544)

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	26,017,980	$158,829,097	61,121,394	$405,907,778
Shares issued in connection with
reinvestment of distributions	2,794,586	17,050,365	6,792,585	44,830,754
	28,812,566	175,879,462	67,913,979	450,738,532
Shares repurchased	(83,374,387)	(511,155,961)	(121,512,156)	(799,319,840)
Net decrease	(54,561,821)	$(335,276,499)	(53,598,177)	$(348,581,308)

112 Diversified Income Trust

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/21	cost	proceeds	income	of 3/31/22
Short-term investments
Putnam Short Term
Investment Fund**	$223,781,179	$429,317,843	$450,011,876	$126,638	$203,087,146
Total Short-term
investments	$223,781,179	$429,317,843	$450,011,876	$126,638	$203,087,146

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Diversified Income Trust 113

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$128,600,000
Purchased currency option contracts (contract amount)	$86,800,000
Purchased swap option contracts (contract amount)	$9,436,000,000
Written TBA commitment option contracts (contract amount)	$128,600,000
Written currency option contracts (contract amount)	$86,800,000
Written swap option contracts (contract amount)	$9,980,300,000
Futures contracts (number of contracts)	13,000
Forward currency contracts (contract amount)	$3,054,700,000
Centrally cleared interest rate swap contracts (notional)	$8,028,700,000
OTC total return swap contracts (notional)	$27,200,000
Centrally cleared total return swap contracts (notional)	$322,400,000
OTC credit default contracts (notional)	$668,700,000
Centrally cleared credit default contracts (notional)	$—*
Warrants (number of warrants)	353

* For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$38,324,138	Payables	$94,417,094
Foreign exchange
contracts	Receivables	1,575,988	Payables	7,559,899
Equity contracts	Investments	18	Payables	—
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	306,168,362*	Unrealized depreciation	317,011,896*
Total		$346,068,506		$418,988,889

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

114 Diversified Income Trust

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(25,011,558)	$(25,011,558)
Foreign exchange contracts	(1,838,372)	—	(11,128,841)	—	$(12,967,213)
Interest rate contracts	(8,590,200)	68,680,693	—	(147,014,407)	$(86,923,914)
Total	$(10,428,572)	$68,680,693	$(11,128,841)	$(172,025,965)	$(124,902,685)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$45,872,993	$45,872,993
Foreign exchange contracts	(76,108)	—	1,804,898	—	$1,728,790
Interest rate contracts	(28,791,519)	21,855,391	—	93,167,897	$86,231,769
Total	$(28,867,627)	$21,855,391	$1,804,898	$139,040,890	$133,833,552

Diversified Income Trust 115

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	Total
Assets:
Centrally cleared
interest rate
swap contracts§	$—	$—	$21,529,812	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$21,529,812
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit
default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit
default contracts —
protection
purchased*#	—	—	—	—	—	8,243,241	2,645,728	—	6,105,553	—	—	11,384,050	1,106,476	8,839,090	—	—	—	—	—	38,324,138
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward currency
contracts#	80,139	16,056	—	—	13,689	—	—	—	162,048	14,430	162,100	—	—	81,662	68,630	750,418	—	226,816	—	1,575,988
Forward premium
swap option
contracts#	25,816,854	—	—	—	19,909,015	—	—	996,225	10,288,090	—	13,583,613	—	—	4,916,451	—	—	3,351,284	19,075,281	6,192,823	104,129,636
Purchased swap
options**#	171,876	—	—	—	—	—	—	—	6,349,096	—	9,593,058	—	—	33,200,369	9,026,956	—	—	11,742,148	—	70,083,503
Purchased
options**#	—	—	—	—	—	—	—	—	—	—	300	—	—	—	—	—	—	—	—	300
Total Assets	$26,068,869	$16,056	$21,529,812	$—	$19,922,704	$8,243,241	$2,645,728	$996,225	$22,904,787	$14,430	$23,339,071	$11,384,050	$1,106,476	$47,037,572	$9,095,586	$750,418	$3,351,284	$31,044,245	$6,192,823	$235,643,377
Liabilities:
Centrally cleared
interest rate
swap contracts§	$—	$—	$21,943,237	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$21,943,237
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	1,475,595	—	—	—	—	—	1,475,595
OTC Credit
default contracts —
protection sold*#	1,696,581	—	—	—	—	13,711,504	45,098,979	119,488	10,267,320	—	—	14,043,688	5,355,042	2,648,897	—	—	—	—	—	92,941,499
OTC Credit
default contracts —
protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	1,776,797	—	—	—	—	—	—	—	1,776,797
Forward currency
contracts#	838	23,032	—	—	19,428	—	—	—	163,771	—	32,774	—	—	450,279	10,298	1,891,926	1,490,915	3,476,638	—	7,559,899

116 Diversified Income Trust	Diversified Income Trust 117

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	Total
Forward premium
swap option
contracts#	$35,575,565	$—	$—	$—	$40,449,427	$—	$—	$160,345	$13,212,818	$—	$12,853,379	$—	$—	$3,875,110	$—	$—	$1,486,777	$10,571,622	$2,933,049	$121,118,092
Written swap
options#	5,911,297	—	—	—	7,987,538	—	—	—	5,263,441	—	34,521,239	—	—	33,883,626	15,540,285	—	1,365,602	7,672,338	—	112,145,366
Written options#	—	—	—	—	—	—	—	—	—	—	6,819,900	—	—	—	—	—	—	—	—	6,819,900
Total Liabilities	$43,184,281	$23,032	$21,943,237	$—	$48,456,393	$13,711,504	$45,098,979	$279,833	$28,907,350	$—	$54,227,292	$15,820,485	$5,355,042	$42,333,507	$15,550,583	$1,891,926	$4,343,294	$21,720,598	$2,933,049	$365,780,385
Total Financial and
Derivative
Net Assets	$(17,115,412)	$(6,976)	$(413,425)	$—	$(28,533,689)	$(5,468,263)	$(42,453,251)	$716,392	$(6,002,563)	$14,430	$(30,888,221)	$(4,436,435)	$(4,248,566)	$4,704,065	$(6,454,997)	$(1,141,508)	$(992,010)	$9,323,647	$3,259,774	$(130,137,008)
Total collateral
received
(pledged)†##	$(16,359,053)	$—	$—	$—	$(20,351,779)	$(5,459,922)	$(42,453,251)	$716,392	$(6,002,563)	$—	$(30,888,221)	$(2,665,224)	$(4,248,566)	$4,704,065	$(6,454,997)	$(1,141,508)	$(992,010)	$9,323,647	$3,259,774
Net amount	$(756,359)	$(6,976)	$(413,425)	$—	$(8,181,910)	$(8,341)	$—	$—	$—	$14,430	$—	$(1,771,211)	$—	$—	$—	$—	$—	$—	$—
Controlled collateral
received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$757,000	$—	$—	$—	$—	$—	$5,160,000	$—	$—	$—	$10,340,000	$3,693,587	$19,950,587
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged)
(including TBA
commitments)**	$(16,359,053)	$—	$—	$(7,055,925)	$(20,351,779)	$(5,459,922)	$(42,839,533)	$—	$(6,437,368)	$—	$(31,637,434)	$(8,809,124)	$(4,343,062)	$—	$(6,766,016)	$(1,679,399)	$(1,028,437)	$—	$—	$(152,767,052)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $10,440,296 and $14,754,418, respectively.

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

118 Diversified Income Trust	Diversified Income Trust 119

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

120 Diversified Income Trust

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Liaquat Ahamed	BSA Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Martin Lemaire
	Katinka Domotorffy	Vice President and
Investment Sub-Advisor	Catharine Bond Hill	Derivatives Risk Manager
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
	and Assistant Treasurer	and Assistant Treasurer

	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Diversified Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 23, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 23, 2022